UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Series Fund, Inc.

>	BlackRock Balanced Capital Portfolio
>	BlackRock Capital Appreciation Portfolio
>	BlackRock Global Allocation Portfolio
>	BlackRock High Yield Portfolio
>	BlackRock Large Cap Core Portfolio
>	BlackRock Money Market Portfolio
>	BlackRock Total Return Portfolio
>	BlackRock U.S. Government Bond Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summaries as of December 31, 2012
BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 10.79%, underperforming its blended benchmark (60% Russell 1000® Index/40% Barclays US Aggregate Bond Index), which returned 11.55% for the period. The Russell 1000® Index advanced 16.42%, while the Barclays US Aggregate Bond Index returned 4.21%.

What factors influenced performance?

•	The Portfolio underperformed its blended benchmark due to security selection in the equity portion of the Portfolio, most notably in the information technology (“IT”), consumer staples and health care sectors. In the IT sector, the Portfolio was biased toward commodity-exposed hardware securities that lagged on weakness in enterprise and personal computer demand. Additionally, an underweight in Apple, Inc. when the company’s stock price increased strongly in the earlier part of the period detracted from relative results, as did an overweight later in the period when the company’s stock price fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season. In consumer staples, overexposure to select grocers which struggled under rising competitive pressures hurt returns. An underweight in Wal-Mart Stores, Inc. had a negative impact as the stock performed well for much of the year. The Portfolio eventually moved to an overweight in Wal-Mart Stores, Inc., which hindered returns as the stock declined later in the year. Weakness in health care was most notable among managed care companies, which lagged as rising medical cost trends and government health care reform pressured the industry.
•	Positive performance in the equity portion of the Portfolio was derived from stock selection in the materials sector, where the Portfolio’s holdings in the chemicals industry were standout performers. Holdings of containerboard manufacturers also boosted returns for the Portfolio. Stock selection also contributed positively in the consumer discretionary sector, where an overweight in multiline retailer Dillard’s, Inc. had a positive impact. During the period, the Portfolio also benefited from its travel-related holdings, as well as an overweight in hotel operator Wyndham Worldwide Corp. and the avoidance of benchmark constituent McDonald’s Corp.
•	The fixed income portion of the Portfolio outperformed the Barclays US Aggregate Bond Index, due to an overweight to non-government spread sectors, particularly commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The Portfolio also benefited from increasing its allocation to agency mortgage-backed securities (“MBS”) prior to the commencement of heavy purchasing activity from the US Federal Reserve in connection with its stimulus program announced in September. Additional positive contributors to performance included the Portfolio’s allocation to the non-agency residential MBS sector, which is not represented in the benchmark index, as well as its exposures within sovereign debt and corporate credit. The Portfolio maintained a short duration bias (lower sensitivity to interest rate movements) relative to the Barclays US Aggregate Bond Index throughout most of the period. The overall impact of the Portfolio’s duration and yield curve positioning for the 12-month period was positive.
•	Detracting slightly from performance in the Portfolio’s fixed income segment were various hedge positions as well as security selection within US Treasuries and non-credit securities (i.e., non-corporate sovereign agencies).
4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio

Portfolio Management Commentary (concluded)

Describe recent portfolio activity.

•	From an asset class perspective, the Portfolio maintained allocations to equity and fixed income that were generally neutral relative to the blended benchmark. Within equities, the Portfolio increased exposure to the financials, energy and industrials sectors and reduced its allocations to health care, consumer staples, utilities and consumer discretionary. In fixed income, the Portfolio actively managed duration while maintaining a short duration bias relative to the Barclays US Aggregate Bond Index for most of the period. The Portfolio tactically managed its corporate credit exposure and reduced its holdings of investment grade credits later in the year. Also during the period, the Portfolio increased its allocations to CMBS, ABS and select sovereign debt, and added to its euro and Japanese yen exposures. The Portfolio continued to maintain liquidity through core allocations to agency MBS and US Treasuries.

Describe portfolio positioning at period end.

•	As of period end, from a broad asset allocation perspective, the Portfolio remained generally neutral relative to the blended benchmark in equity and fixed income. Within equities, the Portfolio’s largest sector overweights relative to the Russell 1000® Index were in IT and energy, while consumer staples and utilities were the most significant underweights. Relative to the Barclays US Aggregate Bond Index, the fixed income segment was underweight in government sectors in favor of spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS. Among government sectors, the Portfolio was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Portfolio ended the period with a shorter duration relative to the Barclays US Aggregate Bond Index.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	5

BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 14.48%, underperforming its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index, which returned 15.26% and 16.00%, respectively. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	Relative to the benchmark index, stock selection in the health care sector had the largest negative impact on the Portfolio’s performance for the year. Holdings within the health care providers & services industry performed particularly poorly, with notable weakness from AmerisourceBergen Corp. and Express Scripts Holding Co. Other detractors in the sector included Intuitive Surgical, Inc. and Celgene Corp. In the energy sector, the Portfolio’s holdings of two energy producers hurt results. Concerns about a global economic slowdown and especially slowing commodities demand from China pressured coal miner Alpha Natural Resources, Inc. Shares of natural gas producer Range Resources Corp. fell early in 2012 as historically warm weather in the United States during the winter months led to lower prices for natural gas. Stock selection in consumer staples also had a negative impact, with a large position in The Procter & Gamble Co. failing to keep up with the broader equity market rally early in the year.
•	Contributing positively to relative performance was stock selection in the information technology (“IT”) sector, where the Portfolio’s investments in the internet software & services industry accounted for much of the strength, with eBay, Inc. and Rackspace Hosting, Inc. each climbing more than 50% over the period. An overweight position in Apple, Inc. (the Portfolio’s largest individual holding) boosted results as the stock surged by more than 75% during the first nine months of the year before weakening in the fourth quarter. Elsewhere in IT, investments in Salesforce.com, Inc. and Visa, Inc. generated significant performance. In consumer discretionary, the Portfolio’s large position in Amazon.com, Inc. delivered strong gains as internet retail continued to gain market share from traditional store-based retailers. Luxury retailer Michael Kors Holdings Ltd. surged early in the year following its late-2011 initial public offering. Other notable individual contributors in the sector included The Home Depot, Inc. and Comcast Corp.

Describe recent portfolio activity.

•	During the 12-month period, several notable changes to sector allocations resulted from both market movement and trading activity. The Portfolio’s weightings in health care, industrials, and consumer discretionary increased, while weightings in energy and consumer staples declined significantly. Large positions initiated during the period included Costco Wholesale Corp., Gilead Sciences, Inc. and Priceline.com, Inc. Sizable positions eliminated from the Portfolio included The Procter & Gamble Co., Exxon Mobil Corp. and Cerner Corp.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Growth Index, the Portfolio ended the period with its largest sector overweights in industrials and health care, and its most significant underweights in consumer staples and materials.
6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 10.46%, and underperformed its Reference Benchmark, which returned 10.80%, and the Financial Times Stock Exchange (“FTSE”) World Index, which returned 16.96%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Portfolio invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Portfolio’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within the equity segment of the Portfolio, stock selection in the United States, Canada and Australia detracted from performance relative to the Reference Benchmark. From a sector perspective, stock selection and an overweight in materials (led by gold-related securities) weighed on returns, as did stock selection in information technology (“IT”). An overweight to energy also detracted although this was partially offset by stock selection within the sector. From a broader asset allocation perspective, an overweight to cash and cash equivalents negatively impacted performance.
•	Contributing positively to relative performance within equities was stock selection in utilities and consumer staples. Stock selection in financials and consumer discretionary were also additive but partially offset by an underweight to both sectors. The Portfolio’s overall underweight to fixed income instruments had a positive impact on results. Within the fixed income segment of the Portfolio, an overweight to convertible and corporate bonds boosted returns.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio’s overall equity allocation decreased from 64% to 62% of net assets. Within equities, the Portfolio decreased exposure to Asia and Brazil and increased exposure to the United States and Europe. On a sector basis, the Portfolio decreased its weightings in energy, telecommunication services (“telecom”), utilities, IT and materials, and increased its weightings in financials, consumer discretionary and health care. The Portfolio’s allocation to fixed income decreased from 26% to 24% of net assets during the period. The Portfolio decreased its weighting in US Treasuries, Japanese government bonds and US dollar-denominated foreign convertible bonds, and increased its weightings in US dollar-denominated foreign corporate bonds, US corporate bonds and Australian sovereign bonds. Reflecting the above changes, the Portfolio’s cash and cash equivalent holdings increased from 10% to 14% of net assets.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Portfolio ended the period overweight in equities, significantly underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Portfolio was overweight in Asia, most notably in Japan, and underweight in the United States and Europe. On a sector basis, the Portfolio was overweight in materials, health care, telecom and energy. The Portfolio’s sector underweights included consumer staples, financials, consumer discretionary and industrials. With respect to currency exposure, the Portfolio was overweight the US dollar, Brazilian real, Singapore dollar and Canadian dollar, and underweight the euro, Japanese yen and British pound sterling. The Portfolio also held modest overweight positions in several other Asian currencies.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	7

BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 16.17%, outperforming its benchmark, the Barclays US Corporate High Yield 2% Issuer Capped Index, which returned 15.78%.

What factors influenced performance?

•	Relative to the benchmark index, strong security selection within non-captive diversified financials, consumer services and building materials contributed positively to performance. The Portfolio’s exposure to select equity and preferred securities also boosted results.
•	Conversely, the Portfolio’s underweight to the banking subsector detracted from relative performance. Security selection within the gaming and media non-cable industries had a negative impact, as did the combination of an underweight and security selection in home construction names. An allocation to bank loans also hindered relative results as the asset class underperformed high yield bonds during the period.

Describe recent portfolio activity.

•	As global volatility declined and credit markets rallied on the back of the European Central Bank’s long-term refinancing operation program, the Portfolio gradually added back risk in early 2012. However, given the high yield bond market’s double-digit surge and considerable jump in dollar price, the Portfolio moderated its degree of risk-taking later in the year. The Portfolio’s convictions around the asset class remained positive, but as valuations paced higher and the potential for price appreciation had largely diminished, the Portfolio’s holdings became increasingly focused on higher quality income-oriented credits with stable fundamentals and attractive coupons. The Portfolio continued to favor issuers in mature industries, generating consistent cash flows with good earnings visibility, backed by profitable assets. The Portfolio remained generally cautious of higher-beta (market sensitivity) cyclical credits with volatile revenue streams that tend to be more vulnerable to slower economic growth, but allowed some risk in companies with constructive growth profiles and strong catalysts.

Describe portfolio positioning at period end.

•	Relative to the Barclays US Corporate High Yield 2% Issuer Capped Index, the Portfolio ended the period underweight in higher-quality high yield debt, while it was overweight in mid-tier quality and select high-conviction lower-quality issues. From a sector perspective, the Portfolio was overweight in consumer services (housing-related), health care and chemicals and underweight in banking and the more cyclical sectors such as retailers and automotives.
8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 12.95%, underperforming its benchmark, the Russell 1000® Index, which returned 16.42%.

What factors influenced performance?

•	Relative to the benchmark index, negative performance in the information technology (“IT”), consumer staples and health care sectors overshadowed positive results in materials, consumer discretionary and energy. Positioning within the IT sector was the largest detractor from the Portfolio’s performance, with holdings in the computers & peripherals industry representing the majority of the underperformance. In particular, the Portfolio held a bias toward commodity-exposed hardware securities, which struggled due to weakness in enterprise and personal computer demand. In addition, an underweight in Apple, Inc. early in the period detracted from performance as the stock rallied strongly, while an overweight in Apple, Inc. was negative in the second half of the period when the shares fell on a profit miss and weaker-than-expected earnings forecast for the holiday shopping season.
•	Within consumer staples, the Portfolio was overexposed to select grocers whose shares sank amid rising competitive pressures, while it was underweight in retailing giant Wal-Mart Stores, Inc., which outperformed for much of the year. The Portfolio eventually moved to an overweight in Wal-Mart Stores, Inc., which hindered returns later in the period when shares pulled back on a revenue miss and weaker-than-expected profit outlook for the all-important fourth quarter. Weakness in health care was most notable among managed care companies, which lagged as rising medical cost trends and pressure from health care reform threatened to keep a lid on earnings in the near term.
•	Conversely, stock selection proved advantageous in the materials sector, with standout performance among containerboard manufacturers. The Portfolio’s largest holdings in this segment surged as recent industry consolidation resulted in improved competitive conditions and increased pricing power. Holdings in the chemicals industry also boosted returns. The Portfolio benefited from holding an overweight in fertilizer company CF Industries Holdings, Inc., which saw profit margins soar due to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Within consumer discretionary, strength was most notable among the Portfolio’s travel-related holdings, which delivered earnings results that handily beat very low expectations and boasted strong hotel bookings. An overweight in multiline retailer Dillard’s, Inc. also added to performance as the company’s share price reached new highs during the period thanks to better-than-expected financial performance that further cemented its turnaround. An overweight during the period in hotel operator Wyndham Worldwide Corp. and not holding poor-performing McDonald’s Corp. aided results as well. Within energy, an overweight in select US oil refiners benefitted the Portfolio significantly as these companies enjoyed strong performance on dramatically improved refining margins (thanks to favorable commodity price spreads) and a continued buildup of cash that can be used to create value for shareholders in the form of dividends and/or stock buybacks.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio significantly increased exposure to the financials sector, moving from a substantial underweight at the start of the period to an overweight by year end. The Portfolio added to its energy holdings as well. These increases were funded by substantially reducing the Portfolio’s allocations to the health care sector, as well as consumer discretionary, consumer staples and utilities.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Index, the Portfolio ended the period with its largest sector overweight in IT, followed by financials. Consumer staples and industrials were the most significant underweights.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	9

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Portfolio”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Money Market Overview for the 12-Month Period Ended December 31, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the 12-month reporting period ended December 31, 2012. Sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulus measures during the period including the decision in June to extend Operation Twist (selling short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes to keep long-term interest rates low) through the end of the year. In September, the FOMC announced it would purchase approximately $40 billion per month of agency mortgage-backed securities (“MBS”) until the US labor market exhibits substantial improvement (subject to continued price stability), leaving the size of the program open-ended. In December, the FOMC announced that in addition to the September program, it would begin purchasing long-term US Treasury bonds at the rate of $45 billion per month upon the conclusion of Operation Twist. Policymakers also committed to maintaining accommodative policy and in particular the current low target range for the federal funds rate “at least as long as the unemployment rate remains above 6.5%” unless inflation projections rise above tolerance levels. This statement represents the first time the FOMC has specified a threshold for the unemployment rate with respect to setting monetary policy. Over the past four years, the FOMC’s stimulus programs have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $2.9 trillion.

Meanwhile, the European Central Bank (“ECB”) expanded its long-term refinancing operations (“LTROs”) by providing eurozone banks virtually unlimited access to three-year loans and broadening the set of eligible collateral. While conditions in the bank funding market had dramatically improved, in July the ECB cut its deposit rate to zero to encourage banks to lend these funds. By September, spiraling government borrowing costs for peripheral European countries led ECB President Draghi to announce a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries. The program, dubbed the “OMT” for Outright Monetary Transactions, is subject to formal request by a eurozone government and is subject to strict conditionality.

Yields on 3-month US Treasury bills began the year at 0.01%, peaked at 0.11% in August and ended the year at 0.05%, averaging 0.08% for the 12-month period. London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 28 basis points to close at 0.306% as of December 31, 2012.

The Federal Deposit Insurance Corporation’s temporary Transaction Account Guarantee (“TAG”) program, which had provided unlimited insurance for non-interest-bearing transaction accounts, expired on December 31, 2012. The level of disintermediation (withdrawals) of uninsured deposits from bank deposit accounts into short-term US Treasury securities and money market mutual funds prior to expiration of the TAG program fell short of expectations. To the extent that sizable cash flows into Treasuries are forthcoming, this may present downward pressure on short-term rates.

In the short-term tax-exempt market, money funds have endured asset outflows and a very low interest rate environment throughout the 12-month period, resulting in a 7.4% decline in tax-exempt money fund industry assets during the period to $290 billion as of December 31, 2012. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between 0.06% and 0.26%, averaging 0.16% for the period. The variation in the level of the SIFMA Index reflects the predominance of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a lower-supply environment.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market. Additionally, VRDN new issuance remained minimal with activity consisting mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. This trend was driven largely by uncertainty stemming from Europe’s financial problems and rating agency downgrades across the banking sector.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Money Market Portfolio

Money Market Overview for the 12-Month Period Ended December 31, 2012 (concluded)

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of December 31, 2012, representing only a nominal premium for the extension risk over VRDNs.

The economic and political climate continues to have a dramatic impact on the municipal market and tax-exempt money market funds. The US deficit crisis has federal government officials scrambling to cut spending, which results in less aid to state and local governments. At the same time, the US government’s search for additional sources of revenue puts the tax exemption for municipal securities at risk. The culmination of these factors has created a very challenging environment for tax-exempt money market funds.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	11

BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 7.78%, outperforming its benchmark, the Barclays US Aggregate Bond Index, which returned 4.21%.

What factors influenced performance?

•	The Portfolio’s overweight relative to its benchmark index in non-government spread sectors and underweight in US government-related sectors had a positive impact on performance. The Portfolio particularly benefited from its overweight exposures to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). These sectors generated strong returns given the limited availability of high-quality securitized products coupled with increased investor demand for yield.
•	The Portfolio’s exposure to agency mortgage-backed securities (“MBS”) had a positive impact on performance as the sector benefited from heavy purchasing activity in connection with the US Federal Reserve’s stimulus program announced in September. The Portfolio especially benefited from increasing its allocation to agency MBS positions prior to the September policy announcement.
•	Additional positive contributors to performance for the period included the Portfolio’s allocation to non-agency residential MBS, which is not represented in the benchmark index, as well as its exposures within sovereign debt and corporate credit.
•	The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. The overall impact of the Portfolio’s duration and yield curve positioning for the 12-month period was positive for performance.
•	Detracting slightly from performance were the various hedge positions in the Portfolio as well as security selection within US Treasuries and non-credit securities (i.e., non-corporate sovereign agencies).

Describe recent portfolio activity.

•	Throughout the 12-month period, the Portfolio actively managed duration while maintaining a short duration bias relative to the benchmark index for most of the year. The Portfolio tactically managed its corporate credit exposure, cautiously seeking to take advantage of relative value opportunities in industrials and financials. The Portfolio reduced exposure to investment grade credits later in 2012 following the strong performance of these issues earlier in the year. The Portfolio added to positions in CMBS and ABS to take advantage of opportunities in those sectors. In addition, the Portfolio increased exposure to select sovereign debt and added to its euro and Japanese yen exposures. The Portfolio continued to maintain liquidity through its allocations to agency MBS and US Treasuries.

Describe portfolio positioning at period end.

•	At period end, the Portfolio was generally underweight relative to the Barclays US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS. Within the government sectors, the Portfolio was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The Portfolio ended the period with a neutral duration relative to the benchmark index.
12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2012, the Portfolio returned 2.55%, outperforming its benchmark, the Barclays US Government/Mortgage Index, which returned 2.27%.

What factors influenced performance?

•	Security selection and coupon positioning in agency mortgage-backed securities (“MBS”) was the largest contributor to performance in the first half of the year. The Portfolio’s preference for 30-year agency MBS versus 15-year issues boosted returns. Exposure to supranationals, which are not represented in the benchmark index, also contributed positively. Later in the period, security selection among 30-year pass-through MBS issues had a positive impact on Portfolio returns, as did selection among 15-year pass-throughs.
•	Detracting from performance was the Portfolio’s shorter duration profile (lower sensitivity to interest rate movements) relative to the benchmark index as interest rates generally declined over the period. Security selection within US Treasuries also had a negative impact on results. Yield curve management hindered the Portfolio’s performance toward the end of the year.
•	The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Portfolio. During the period, the use of interest rate futures and swaps detracted from performance. The Portfolio also used futures contracts as a means of exposure to the US Treasury market, which resulted in a sustained cash balance; cash did not have a material impact on performance.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio actively managed duration and maintained its overall portfolio composition with no material changes. In the earlier part of the period, the Portfolio added exposure to US Treasuries, reducing its underweight to the sector. The Portfolio tactically traded coupon exposure within agency MBS and moved from an overweight to a slight underweight after the US Federal Reserve announced its stimulus package in September. The Portfolio later closed its underweight to agency MBS as spreads widened in the fourth quarter, while reducing exposure to US Treasuries.

Describe portfolio positioning at period end.

•	Relative to the Barclays US Government/Mortgage Index, the Portfolio ended the period underweight in US Treasuries and overweight in agency MBS. Despite higher prices, the presence of the US Federal Reserve in the MBS market has continued to support valuations. The Portfolio continued to actively manage its allocations within MBS with consideration of pre-payment expectations. Outside the benchmark index, the Portfolio held modest exposure to high quality supranationals. The Portfolio ended the period with a short duration versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	13

Performance Information
For the Period Ended December 31, 2012

	Standardized 30-Day Yield		6-Month Total Returns[1]	Average Annual Total Returns[1]
				1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	—	[2]	5.49%	10.79%	1.92%	6.20%
BlackRock Capital Appreciation Portfolio	—	[2]	6.63	14.48	1.08	7.08
BlackRock Global Allocation Portfolio	—	[2]	6.52	10.46	2.72	10.49
BlackRock High Yield Portfolio	5.26%		8.18	16.17	8.61	9.18
BlackRock Large Cap Core Portfolio	—	[2]	6.28	12.95	(0.54)	7.89
BlackRock Total Return Portfolio	2.66		3.92	7.78	5.66	4.85
BlackRock U.S. Government Bond Portfolio	0.99		0.87	2.55	4.76	4.24

[1]	Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.
[2]	Yields are not applicable for this type of portfolio.

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities of any maturity.
[2]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays US Aggregate Bond Index (40%).
[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.
[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	15

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Portfolio management believes have shown above-average growth rates in earnings over the long term.
[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

BlackRock Global Allocation Portfolio

[4]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.
[5]	This unmanaged market capitalization-weighted index is comprised of 2,870 equities from 47 countries in 4 regions, including the United States.
[6]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (ex US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock High Yield Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Yield Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”
[2]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

BlackRock Large Cap Core Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index.
[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	17

Total Investment Return Based on a $10,000 Investment (concluded)

BlackRock Total Return Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
[2]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

BlackRock U.S. Government Bond Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock U.S. Government Bond Portfolio invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.
[4]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
[5]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including investment advisory fees and other Portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

Actual	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,054.90	$2.48	0.48%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,054.90	$2.53	0.49%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,066.30	$2.70	0.52%
BlackRock Global Allocation Portfolio	$1,000.00	$1,065.20	$2.65	0.51%
BlackRock High Yield Portfolio	$1,000.00	$1,081.80	$2.62	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,062.80	$2.54	0.49%
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.51	0.30%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,039.20	$2.56	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,039.20	$2.72	0.53%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,008.70	$2.52	0.50%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,008.70	$2.52	0.50%

Hypothetical (5% annual return before expenses)[2]
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,022.72	$2.44	0.48%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,022.67	$2.49	0.49%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,022.52	$2.64	0.52%
BlackRock Global Allocation Portfolio	$1,000.00	$1,022.57	$2.59	0.51%
BlackRock High Yield Portfolio	$1,000.00	$1,022.64	$2.54	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,022.67	$2.49	0.49%
BlackRock Money Market Portfolio	$1,000.00	$1,023.63	$1.53	0.30%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,022.64	$2.54	0.50%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,022.44	$2.69	0.53%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,022.64	$2.54	0.50%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,022.64	$2.54	0.50%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	19

Portfolio Information as of December 31, 2012

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long-Term Investments
Common Stocks	48%
US Government Sponsored Agency Securities	24
Corporate Bonds	10
US Treasury Obligations	7
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4
Foreign Agency Obligations	2

Sector Allocation for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments
Information Technology	32%
Consumer Discretionary	17
Industrials	16
Health Care	14
Consumer Staples	8
Financials	6
Energy	3
Telecommunication Services	2
Materials	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages
US Equities	35%[1]		36%
European Equities	11	[1]	12
Asian-Pacific Equities	12	[1]	9
Other Equities	4	[1]	3
Total Equities	62	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	10		—
Non-US Issuers	4		—
Non-US Dollar Denominated Fixed Income Securities	10		16
Total Fixed Income Securities	24		40
Cash & Cash Equivalents[3]	14		—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (ex US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.
20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Portfolio Information as of December 31, 2012 (concluded)

Credit Quality Allocation for BlackRock High Yield Portfolio[1]	Percent of Corporate Bond Investments
A	1%
BBB/Baa	5
BB/Ba	31
B	48
CCC/Caa	12
Not Rated	3

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

Sector Allocation for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments
Information Technology	23%
Financials	18
Health Care	13
Energy	12
Consumer Discretionary	11
Industrials	9
Consumer Staples	7
Materials	4
Utilities	2
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets
Commercial Paper	39%
Certificates of Deposit	22
US Treasury Obligations	16
Municipal Bonds	13
US Government Sponsored Agency Obligations	5
Repurchase Agreements	4
Corporate Notes	1

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	45%
Corporate Bonds	19
US Treasury Obligations	15
Asset-Backed Securities	9
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	4
Preferred Securities	1

Portfolio Composition for BlackRock U.S. Government Bond Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	80%
US Treasury Obligations	17
Corporate Bonds	2
Non-Agency Mortgage-Backed Securities	1

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	21

The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by borrowing through entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolios had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Portfolios pay higher short-term interest rates whereas the Portfolios’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Portfolios’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Portfolios’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Portfolios’ NAVs positively or negatively in addition to the impact on Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAVs and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Portfolio will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 1.3%
Delta Air Lines, Inc. (a)	252,750	$3,000,142
United Continental Holdings, Inc. (a)	149,618	3,498,069
		6,498,211
Auto Components — 0.5%
TRW Automotive Holdings Corp. (a)	45,699	2,449,923
Beverages — 1.1%
The Coca-Cola Co.	158,125	5,732,031
Capital Markets — 1.8%
The Goldman Sachs Group, Inc.	61,349	7,825,678
State Street Corp.	19,268	905,789
		8,731,467
Commercial Banks — 2.2%
Regions Financial Corp.	357,175	2,543,086
SunTrust Banks, Inc.	32,868	931,808
U.S. Bancorp	228,450	7,296,693
		10,771,587
Commercial Services & Supplies — 0.4%
Tyco International Ltd.	62,325	1,823,006
Computers & Peripherals — 3.6%
Apple, Inc.	22,230	11,849,257
EMC Corp. (a)	165,000	4,174,500
Western Digital Corp.	43,875	1,864,249
		17,888,006
Construction & Engineering — 0.7%
KBR, Inc.	109,100	3,264,272
Consumer Finance — 0.7%
Discover Financial Services	85,875	3,310,481
Containers & Packaging — 1.2%
Packaging Corp. of America	85,185	3,277,067
Rock-Tenn Co., Class A	38,499	2,691,465
		5,968,532
Diversified Financial Services — 3.8%
Citigroup, Inc.	224,493	8,880,943
JPMorgan Chase & Co.	232,700	10,231,819
		19,112,762
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	91,150	3,944,061
Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc. (a)	59,400	1,818,234
Energy Equipment & Services — 0.3%
Oceaneering International, Inc.	30,650	1,648,664
Food & Staples Retailing — 2.7%
CVS Caremark Corp.	133,275	6,443,846
Wal-Mart Stores, Inc.	100,125	6,831,529
		13,275,375
Health Care Providers & Services — 1.5%
McKesson Corp.	35,500	3,442,080
UnitedHealth Group, Inc.	73,575	3,990,708
		7,432,788

Common Stocks	Shares	Value
Independent Power Producers & Energy Traders — 0.5%
The AES Corp.	152,550	$1,632,285
NRG Energy, Inc.	46,625	1,071,909
		2,704,194
Industrial Conglomerates — 1.8%
3M Co.	80,425	7,467,461
General Electric Co.	83,200	1,746,368
		9,213,829
Insurance — 2.3%
American International Group, Inc. (a)	105,100	3,710,030
The Chubb Corp.	49,125	3,700,095
The Travelers Cos., Inc.	55,975	4,020,125
		11,430,250
Internet Software & Services — 2.2%
Google, Inc., Class A (a)	15,100	10,711,487
IT Services — 3.2%
Alliance Data Systems Corp. (a)	17,500	2,533,300
International Business Machines Corp.	15,675	3,002,546
MasterCard, Inc., Class A	14,750	7,246,380
Teradata Corp. (a)	52,300	3,236,847
		16,019,073
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	72,850	2,982,479
Machinery — 0.7%
Ingersoll-Rand Plc	76,800	3,683,328
Media — 4.4%
Comcast Corp., Class A	220,100	8,227,338
News Corp., Class A	279,700	7,143,538
Time Warner Cable, Inc.	69,475	6,752,275
		22,123,151
Metals & Mining — 0.3%
Alcoa, Inc.	151,625	1,316,105
Multi-Utilities — 0.3%
Ameren Corp.	53,625	1,647,360
Multiline Retail — 0.9%
Dillard’s, Inc., Class A	33,130	2,775,300
Nordstrom, Inc.	34,050	1,821,675
		4,596,975
Office Electronics — 0.0%
Xerox Corp.	20,750	141,515
Oil, Gas & Consumable Fuels — 6.6%
Chevron Corp.	65,875	7,123,722
Exxon Mobil Corp.	128,100	11,087,055
Marathon Oil Corp.	103,450	3,171,777
Marathon Petroleum Corp.	81,550	5,137,650
Suncor Energy, Inc.	187,460	6,182,431
		32,702,635

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts
AMT	Alternative Minimum Tax (subject to)
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
FTSE	Financial Times Stock Exchange

GBP	British Pound
GDR	Global Depositary Receipts
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
M/F	Multi-Family
MRB	Mortgage Revenue Bonds
MXN	Mexican New Peso
MYR	Malaysian Ringgit
RB	Revenue Bonds
SGD	Singapore Dollar
S&P	Standard & Poor’s
SPDR	Standard and Poor’s Depositary Receipts
TBA	To Be Announced
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	US Dollar
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	23

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Paper & Forest Products — 0.9%
International Paper Co.	115,575	$4,604,508
Pharmaceuticals — 5.2%
Abbott Laboratories	68,675	4,498,213
Eli Lilly & Co.	55,900	2,756,988
Forest Laboratories, Inc. (a)	91,425	3,229,131
Johnson & Johnson	14,100	988,410
Merck & Co., Inc.	142,275	5,824,738
Pfizer, Inc.	346,075	8,679,561
		25,977,041
Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	100,775	4,813,014
Software — 3.2%
Activision Blizzard, Inc.	280,200	2,975,724
Microsoft Corp.	259,725	6,942,449
Oracle Corp.	180,300	6,007,596
		15,925,769
Specialty Retail — 0.4%
PetSmart, Inc.	26,300	1,797,342
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	76,400	3,942,240
Tobacco — 1.1%
Philip Morris International, Inc.	64,050	5,357,142
Total Common Stocks — 59.4%		295,358,837

Fixed Income Securities

Asset-Backed Securities		Par (000)
321 Henderson Receivables I LLC (b):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	614	699,711
Series 2010-3A, Class A, 3.82%, 12/15/48		412	434,430
AH Mortgage Advance Co. Ltd., Series SART-3, Class 1A1, 2.98%, 3/13/43 (b)		335	336,436
AH Mortgage Servicer Advance Revolving Trust I, Series SART-1, Class A1R, 2.23%, 5/10/43 (b)		250	250,175
Alm Loan Funding, Series 2012-7A, Class A1, 1.70%, 10/19/24 (b)(c)		585	585,000
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		230	242,964
Series 2012-2, Class C, 2.64%, 10/10/17		280	287,693
Series 2012-2, Class D, 3.38%, 4/09/18		380	393,314
Series 2012-3, Class C, 2.42%, 5/08/18		180	186,719
Series 2012-3, Class D, 3.03%, 7/09/18		120	122,797
Series 2012-4, Class B, 1.31%, 11/08/17		105	105,523
Series 2012-4, Class C, 1.93%, 8/08/18		170	171,346
Series 2012-4, Class D, 2.68%, 10/09/18		330	333,950
Series 2012-5, Class C, 1.69%, 11/08/18		200	200,032
Series 2012-5, Class D, 2.35%, 12/10/18		235	234,885
ARES CLO Ltd., Series 2012-2A, Class B1, 3.43%, 10/12/23 (b)(c)		250	252,188
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.52%, 10/20/43 (b)(c)		299	274,885
Carlyle Global Market Strategies Ltd., Series 2012-4A, Class A, 1.78%, 1/20/25 (b)(c)		805	805,000
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		110	112,539
Series 2012-1, Class C, 2.20%, 10/16/17		65	66,572
Series 2012-1, Class D, 3.09%, 8/15/18		85	87,148

Asset-Backed Securities		Par (000)	Value
Chesapeake Funding LLC (b)(c):
Series 2012-1A, Class B, 1.81%, 11/07/23	USD	200	$200,466
Series 2012-1A, Class C, 2.21%, 11/07/23		200	200,464
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.52%, 3/16/20 (b)		250	250,070
DT Auto Owner Trust (b):
Series 2011-1A, Class B, 2.12%, 2/16/16		115	115,080
Series 2011-3A, Class C, 4.03%, 2/15/17		255	257,946
Series 2012-1A, Class B, 2.26%, 10/16/17		250	250,474
Series 2012-1A, Class C, 3.38%, 10/16/17		265	265,737
Series 2012-1A, Class D, 4.94%, 7/16/18		250	253,408
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (b)		165	166,057
Series 2010-5, Class D, 2.41%, 9/15/15 (b)		85	85,538
Series 2011-2, Class C, 2.37%, 9/15/15		210	211,787
Series 2011-2, Class D, 2.86%, 9/15/15		145	145,311
Series 2012-1, Class C, 1.71%, 1/15/16 (c)		250	251,310
Series 2012-1, Class D, 2.31%, 1/15/16 (c)		235	236,844
Series 2012-2, Class C, 2.86%, 1/15/19		100	103,589
Series 2012-2, Class D, 3.50%, 1/15/19		105	108,702
Series 2012-4, Class C, 1.39%, 9/15/16		120	120,471
Series 2012-4, Class D, 2.09%, 9/15/16		220	220,136
Series 2012-5, Class C, 2.14%, 9/15/19		115	115,425
Series 2012-5, Class D, 2.73%, 9/15/19		190	190,653
HLSS Servicer Advance Receivables Backed Notes (b):
Series 2012-T2, Class A1, 1.34%, 10/15/43		100	100,250
Series 2012-T2, Class A2, 1.99%, 10/15/45		110	111,581
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		150	151,931
ING Investment Management (b)(c):
Series 2012-2A, Class A, 1.97%, 10/15/22		420	420,000
Series 2012-3A, Class A, 1.77%, 10/15/22		760	760,000
KKR Financial CLO Corp., Series 2007-A, Class A, 1.05%, 10/15/17 (b)(c)		561	555,697
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.81%, 12/25/34 (c)		78	72,562
Nelnet Student Loan Trust (c):
Series 2006-1, Class A5, 0.42%, 8/23/27		285	271,485
Series 2008-3, Class A4, 1.96%, 11/25/24		330	346,104
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.47%, 6/25/35 (c)		231	228,554
Northwoods Capital Corp. / Northwoods Capital Ltd. (b)(c):
Series 2012-9A, Class A, 1.79%, 1/18/24		260	260,000
Series 2012-9A, Class B1, 2.62%, 1/18/24		255	249,900
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.21%, 10/30/23 (b)(c)		435	437,566
PFS Financing Corp., Series 2012-AA, Class A, 1.41%, 2/15/16 (b)(c)		250	252,049

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
RAAC, Series 2005-SP2, Class 2A, 0.51%, 6/25/44 (c)	USD	487	$405,967
Santander Consumer Acquired Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%, 8/15/16		233	235,221
Series 2011-S1A, Class C, 2.01%, 8/15/16		181	181,612
Series 2011-WO, Class C, 3.19%, 10/15/15		316	323,919
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		505	522,229
Series 2011-1, Class D, 4.01%, 2/15/17		250	261,135
Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		152	152,410
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)		127	127,420
Series 2012-1, Class B, 2.72%, 5/16/16		135	138,450
Series 2012-1, Class C, 3.78%, 11/15/17		185	193,426
Series 2012-2, Class C, 3.20%, 2/15/18		425	438,586
Series 2012-2, Class D, 3.87%, 2/15/18		265	277,892
Series 2012-3, Class B, 1.94%, 12/15/16		500	506,197
Series 2012-3, Class C, 3.01%, 4/16/18		685	706,360
Series 2012-3, Class D, 3.64%, 5/15/18		565	587,098
Series 2012-4, Class C, 2.94%, 12/15/17		20	20,681
Series 2012-4, Class D, 3.50%, 6/15/18		25	26,004
Series 2012-5, Class B, 1.56%, 8/15/18		250	251,072
Series 2012-5, Class C, 2.70%, 8/15/18		120	124,000
Series 2012-5, Class D, 3.30%, 9/17/18		100	103,020
Series 2012-6, Class B, 1.33%, 5/15/17		210	209,962
Series 2012-6, Class C, 1.94%, 3/15/18		145	144,938
Series 2012-AA, Class B, 1.21%, 10/16/17 (b)		520	520,052
Series 2012-AA, Class C, 1.78%, 11/15/18 (b)		980	979,706
Series 2012-AA, Class D, 2.46%, 12/17/18 (b)		440	439,868
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (b)(c)		255	255,136
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.51%, 6/15/21 (c)		718	708,563
Series 2005-A, Class A3, 0.51%, 6/15/23 (c)		480	430,212
Series 2008-5, Class A4, 2.02%, 7/25/23 (c)		195	205,804
Series 2011-B, Class A2, 3.74%, 2/15/29 (b)		100	108,401
Series 2011-C, Class A2B, 4.54%, 10/17/44 (b)		300	335,169
Series 2012-A, Class A1, 1.61%, 8/15/25 (b)(c)		162	164,360
Series 2012-A, Class A2, 3.83%, 1/17/45 (b)		185	199,811
Series 2012-C, Class A1, 1.31%, 8/15/23 (b)(c)		352	355,418
Series 2012-C, Class A2, 3.31%, 10/15/46 (b)		635	673,644
Series 2012-D, Class A2, 2.95%, 2/15/46 (b)		740	774,932
Series 2012-E, Class A1, 0.96%, 10/16/23 (b)(c)		316	316,897
Soundview Home Equity Loan Trust, Series 2005-OPT3, Class A4, 0.51%, 11/25/35 (c)		716	693,059

Asset-Backed Securities		Par (000)	Value
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.71%, 9/25/34 (c)	USD	95	$52,108
Structured Asset Securities Corp. (c):
Series 2004-23XS, Class 2A1, 0.51%, 1/25/35		185	156,565
Series 2005-GEL2, Class A, 0.49%, 4/25/35		46	43,838
Vibrant CLO Ltd. 2012-1, 1.66%, 7/17/24 (b)(c)(d)		780	780,000
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		520	526,090
Series 2012-D, Class A, 2.15%, 4/17/23		650	660,010
Total Asset-Backed Securities — 5.9%			29,467,696

Corporate Bonds
Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		140	154,056
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		170	171,064
Heineken NV (b):
1.40%, 10/01/17		65	64,804
2.75%, 4/01/23		400	392,754
Pernod-Ricard SA, 4.45%, 1/15/22 (b)		610	674,646
			1,303,268
Capital Markets — 0.2%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		904	1,068,720
Commercial Banks — 0.5%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	150,677
Caixa Economica Federal (b):
2.38%, 11/06/17	USD	175	173,688
3.50%, 11/07/22		150	151,875
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)		280	294,224
Commerzbank AG, 6.38%, 3/22/19	EUR	100	139,686
Eksportfinans ASA, 5.50%, 5/25/16	USD	200	208,187
HSBC Bank Brasil SA—Banco Multiplo, 4.00%, 5/11/16 (b)		760	789,450
HSBC Bank Plc, 3.10%, 5/24/16 (b)		430	454,626
Sberbank of Russia Via SB Capital SA, 6.13%, 2/07/22		200	228,500
			2,590,913
Consumer Finance — 0.2%
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		190	222,009
5.00%, 5/15/18		200	220,687
4.25%, 9/20/22		282	298,183
SLM Corp., 6.25%, 1/25/16		367	399,112
			1,139,991
Containers & Packaging — 0.1%
Rock-Tenn Co., 4.00%, 3/01/23 (b)		313	317,974
Diversified Financial Services — 1.7%
Bank of America Corp.:
3.88%, 3/22/17		295	319,934
7.63%, 6/01/19		175	223,925
5.70%, 1/24/22		879	1,057,041
5.65%, 5/01/18		1,345	1,564,831
Citigroup, Inc.:
4.59%, 12/15/15		2,030	2,216,252
4.45%, 1/10/17		120	132,936

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	25

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
JPMorgan Chase & Co.:
3.15%, 7/05/16	USD	470	$497,941
3.25%, 9/23/22		383	394,406
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19		310	344,875
6.88%, 2/15/21		320	344,800
Tiers Trust, Series 2012-1, 2.06%, 5/12/14 (b)(c)		1,100	1,102,750
			8,199,691
Diversified Telecommunication Services — 0.2%
AT&T, Inc., 2.63%, 12/01/22		256	256,421
Level 3 Financing, Inc., 8.13%, 7/01/19		233	253,970
Verizon Communications, Inc.:
6.10%, 4/15/18		127	156,157
6.40%, 2/15/38		313	423,762
			1,090,310
Electric Utilities — 0.9%
Alabama Power Co., 3.95%, 6/01/21		280	312,963
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		85	113,210
5.95%, 12/15/36		136	154,662
Duke Energy Carolinas LLC, 4.25%, 12/15/41		205	214,676
Florida Power & Light Co., 5.95%, 2/01/38		325	432,612
Georgia Power Co., 3.00%, 4/15/16		445	475,672
Hydro-Quebec:
8.40%, 1/15/22		412	591,118
8.05%, 7/07/24		1,180	1,735,269
Jersey Central Power & Light Co., 7.35%, 2/01/19		135	172,438
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (b)		140	147,066
			4,349,686
Energy Equipment & Services — 0.7%
EOG Resources, Inc., 2.63%, 3/15/23		264	265,857
MEG Energy Corp. (b):
6.50%, 3/15/21		555	584,137
6.38%, 1/30/23		95	99,038
Peabody Energy Corp., 6.25%, 11/15/21		245	260,313
Pride International, Inc., 6.88%, 8/15/20		125	158,089
Transocean, Inc.:
5.05%, 12/15/16		450	501,040
2.50%, 10/15/17		455	459,787
6.00%, 3/15/18		843	977,702
3.80%, 10/15/22		188	192,687
			3,498,650
Food Products — 0.2%
Kraft Foods Group, Inc. (b):
3.50%, 6/06/22		382	407,734
5.00%, 6/04/42		218	245,141
Mondelez International, Inc.:
6.50%, 8/11/17		165	201,528
6.50%, 2/09/40		250	335,838
			1,190,241
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., 6.25%, 11/15/15		723	814,622
Health Care Providers & Services — 0.3%
Coventry Health Care, Inc., 5.45%, 6/15/21		234	278,122
HCA, Inc., 7.25%, 9/15/20		215	238,112
Tenet Healthcare Corp.:
6.25%, 11/01/18		280	307,300
8.88%, 7/01/19		170	190,400
UnitedHealth Group, Inc., 3.38%, 11/15/21		90	95,884
WellPoint, Inc., 3.30%, 1/15/23		149	152,875
			1,262,693

Corporate Bonds		Par (000)	Value
Independent Power Producers & Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	USD	655	$738,512
Laredo Petroleum, Inc., 7.38%, 5/01/22		180	195,300
			933,812
Industrial Conglomerates — 0.1%
General Electric Co.:
2.70%, 10/09/22		231	235,460
4.13%, 10/09/42		143	147,097
			382,557
Insurance — 1.5%
Allianz Finance II BV, 5.75%, 7/08/41	EUR	300	452,898
American International Group, Inc.:
3.80%, 3/22/17	USD	465	503,285
4.88%, 6/01/22		705	804,843
5.45%, 5/18/17		210	241,188
AXA SA, 5.25%, 4/16/40	EUR	200	275,646
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (c)	USD	1,050	1,045,881
Lincoln National Corp., 7.00%, 6/15/40		90	117,139
Manulife Financial Corp., 3.40%, 9/17/15		400	420,605
Metropolitan Life Global Funding I:
2.50%, 1/11/13		1,440	1,440,655
5.13%, 6/10/14 (b)		375	398,662
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (c)	EUR	200	315,616
Prudential Financial, Inc.:
5.88%, 9/15/42 (c)	USD	436	457,800
4.75%, 9/17/15		480	526,151
5.38%, 6/21/20		340	397,470
			7,397,839
IT Services — 0.0%
First Data Corp. (b):
7.38%, 6/15/19		115	119,025
8.25%, 1/15/21		28	28,000
			147,025
Machinery — 0.1%
UR Merger Sub Corp., 7.63%, 4/15/22 (b)		440	491,700
Media — 1.2%
CBS Corp.:
4.63%, 5/15/18		90	101,154
8.88%, 5/15/19		155	209,058
5.75%, 4/15/20		140	167,687
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		100	151,186
Comcast Corp.:
5.88%, 2/15/18		328	395,257
4.65%, 7/15/42		500	527,031
Cox Communications, Inc. (b):
3.25%, 12/15/22		41	42,281
8.38%, 3/01/39		623	956,086
4.70%, 12/15/42		13	13,265
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		253	271,975
NBC Universal Media LLC:
5.15%, 4/30/20		510	604,582
4.38%, 4/01/21		490	550,437
2.88%, 1/15/23		617	619,625
Time Warner Cable, Inc.:
4.00%, 9/01/21		284	311,737
5.50%, 9/01/41		200	222,533
4.50%, 9/15/42		604	589,049
Time Warner, Inc., 4.70%, 1/15/21		110	125,230
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		295	317,494
			6,175,667

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22	USD	71	$70,416
Novelis, Inc., 8.75%, 12/15/20		420	468,300
			538,716
Multi-Utilities — 0.1%
Dominion Resources, Inc., 1.95%, 8/15/16		365	375,104
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		115	135,127
7.45%, 7/15/17		483	595,450
			730,577
Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp., 5.95%, 9/15/16		549	631,971
CONSOL Energy, Inc., 8.25%, 4/01/20		36	38,970
Energy Transfer Partners LP, 6.50%, 2/01/42		605	740,724
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		180	217,734
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		400	478,925
3.45%, 2/15/23		396	407,841
Linn Energy LLC, 6.25%, 11/01/19 (b)		375	376,875
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		500	617,352
Murphy Oil Corp.:
2.50%, 12/01/17		164	165,011
4.00%, 6/01/22		71	71,565
3.70%, 12/01/22		316	314,797
Nexen, Inc.:
5.88%, 3/10/35		20	24,723
6.40%, 5/15/37		130	168,064
7.50%, 7/30/39		360	521,039
Novatek OAO via Novatek Finance Ltd., 4.42%, 12/13/22 (b)		200	201,250
Petrobras International Finance Co.:
3.88%, 1/27/16		740	780,702
5.75%, 1/20/20		755	859,459
Range Resources Corp.:
7.25%, 5/01/18		485	509,250
5.75%, 6/01/21		65	69,550
Rosneft Oil Co. via Rosneft International Finance, Ltd., 4.20%, 3/06/22 (b)		200	203,500
Valero Energy Corp., 6.63%, 6/15/37		138	170,022
Western Gas Partners LP:
5.38%, 6/01/21		562	642,585
4.00%, 7/01/22		160	168,398
The Williams Cos., Inc.:
7.88%, 9/01/21		106	136,565
3.70%, 1/15/23		70	70,606
			8,587,478
Paper & Forest Products — 0.2%
International Paper Co.:
4.75%, 2/15/22		770	871,283
6.00%, 11/15/41		205	242,747
			1,114,030
Pharmaceuticals — 0.3%
AbbVie, Inc. (b):
2.00%, 11/06/18		320	324,136
2.90%, 11/06/22		197	200,621
Teva Pharmaceutical Finance Co. BV:
2.95%, 12/18/22		332	335,837
Series 2, 3.65%, 11/10/21		115	123,077
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		285	305,016
			1,288,687

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) — 0.1%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21	USD	165	$180,440
Vornado Realty LP, 5.00%, 1/15/22		450	496,531
			676,971
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (b)(e)		355	386,950
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.05%, 9/01/22		70	72,342
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		240	264,796
Thrifts & Mortgage Finance — 0.2%
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (b)		200	232,388
Radian Group, Inc., 5.38%, 6/15/15		720	657,000
			889,388
Transportation Infrastructure — 0.0%
DP World Sukuk Ltd., 6.25%, 7/02/17		170	191,037
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV:
2.38%, 9/08/16		480	498,904
3.13%, 7/16/22		200	203,290
4.38%, 7/16/42		200	207,826
CC Holdings GS V LLC, 3.85%, 4/15/23 (b)		216	219,739
Cricket Communications, Inc., 7.75%, 5/15/16		251	265,746
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		920	1,108,124
MetroPCS Wireless, Inc., 7.88%, 9/01/18		15	16,238
SBA Tower Trust, 5.10%, 4/15/42 (b)		220	248,066
Sprint Capital Corp., 6.88%, 11/15/28		100	104,000
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		480	592,800
			3,464,733
Total Corporate Bonds — 12.3%			61,090,224

Foreign Agency Obligations
Argentine Republic Government International Bond:
2.50%, 12/31/38		140	50,260
2.50%, 12/31/38 (f)		690	247,710
Brazilian Government International Bond, 7.13%, 1/20/37		100	153,000
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	2,181	3,024,735
Italy Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		2,400	3,371,723
5.25%, 8/01/17		520	746,391
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	335	336,962
Mexico Government International Bond:
6.38%, 1/16/13		157	157,236
5.63%, 1/15/17		190	220,400
5.13%, 1/15/20		555	663,225
Poland Government International Bond:
6.38%, 7/15/19		70	87,270
5.13%, 4/21/21		285	338,010
Russia Government International Bond, 7.50%, 3/31/30		798	1,025,272
South Africa Government International Bond, 5.50%, 3/09/20		300	355,500
Turkey Government International Bond:
7.00%, 3/11/19		140	174,090
5.63%, 3/30/21		220	261,250
6.25%, 9/26/22		200	249,300
Total Foreign Agency Obligations — 2.3%			11,462,334
See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	27

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust:
Series 2006-OA21, Class A1 0.40%, 3/20/47 (c)	USD	2,047	$1,352,851
Series 2007-22, Class 2A16 6.50%, 9/25/37		813	595,912
Countrywide Home Loan Mortgage Pass-Through Trust (c):
Series 2006-OA5, Class 2A1 0.41%, 4/25/46		215	142,338
Series 2006-OA5, Class 3A1 0.41%, 4/25/46		337	249,550
Credit Suisse Mortgage Capital Certificates (b)(c):
Series 2011-2R, Class 2A1 2.61%, 7/27/36		631	622,375
Series 2011-5R, Class 2A1 2.86%, 8/27/46		463	405,909
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (c)		133	123,175
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.01%, 11/25/34 (c)		85	81,488
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2 5.88%, 6/25/21		40	39,041
Series 2007-S1, Class 1A2 5.50%, 3/25/22		40	39,171
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.43%, 2/25/46 (c)		267	119,355
			3,771,165
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-5, Class AAB 5.38%, 9/10/47		650	682,551
Series 2007-1, Class A4 5.45%, 1/15/49		320	370,216
Series 2007-1, Class AMFX 5.48%, 1/15/49 (c)		30	32,388
Series 2007-3, Class A4 5.59%, 6/10/49 (c)		280	324,558
Series 2007-3, Class AM Series 2007-3, Class AM, 5.59%, 6/10/49 (c)		245	267,796
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (b)(c)		815	813,100
BB-UBS Trust, Series 2012-TFT, Class C, 3.47%, 6/05/30 (b)(c)		110	104,392
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM 5.45%, 12/11/40 (c)		70	77,172
Series 2007-PW17, Class A3 5.74%, 6/11/50		522	542,930
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.06%, 12/10/49 (c)		930	1,122,291
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		250	281,753
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM 5.35%, 12/10/46		275	304,954
Series 2010-RR1, Class GEB Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (b)(c)		130	146,520
Series 2012-LTRT, Class A2 3.40%, 10/05/30 (b)		385	403,129
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		50	51,537

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
DBRR Trust (b):
Series 2011-C32, Class A3A 5.74%, 6/17/49 (c)	USD	205	$240,215
Series 2012-EZ1, Class A 0.95%, 9/25/45		922	924,396
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		1,285	1,322,925
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ 5.87%, 7/10/38 (c)		160	155,265
Series 2007-GG11, Class A4 5.74%, 12/10/49		120	141,456
Series 2007-GG9, Class AM 5.48%, 3/10/39		90	97,978
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class AJ 5.62%, 11/10/39		220	200,791
Series 2006-GG8, Class AM 5.59%, 11/10/39		90	101,102
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-CB8, Class A1A 4.16%, 1/12/39 (b)		501	515,500
Series 2006-CB14, Class AM 5.45%, 12/12/44 (c)		260	282,603
Series 2007-CB18, Class A3 5.45%, 6/12/47		177	183,180
Series 2007-CB20, Class AM 5.88%, 2/12/51 (c)		381	441,411
Series 2008-C2, Class ASB 6.13%, 2/12/51 (c)		493	538,115
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A 4.48%, 10/15/29		680	716,430
Series 2005-C2, Class AJ 5.21%, 4/15/30 (c)		180	189,916
Series 2007-C1, Class AM 5.46%, 2/15/40		120	134,851
Series 2007-C6, Class A4 5.86%, 7/15/40 (c)		425	507,360
Series 2007-C7, Class A3 5.87%, 9/15/45 (c)		660	786,870
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, 9/12/49		680	797,443
Morgan Stanley Capital I Trust:
Series 1998-WF2, Class G 6.34%, 7/15/30 (b)(c)		270	276,271
Series 2007-HQ12 Series 2007-HQ12, Class AM, 5.57%, 4/12/49 (c)		95	100,438
Series 2007-HQ12, Class A2FX 5.59%, 4/12/49 (c)		312	327,726
Series 2007-XLC1, Class A2 0.56%, 7/17/17		105	100,891
Series 2012-C4, Class XA 2.70%, 3/15/45 (b)(c)		2,420	353,162
Morgan Stanley Reremic Trust:
7.00%, 3/27/51		220	219,580
7.00%, 3/27/51		160	154,774
Series 2009-IO, Class B 9.13%, 7/17/56 (b)(g)		380	338,713
Series 2011-IO, Class A, 2.50%, 3/23/51 (b)		105	106,113
Series 2012-XA, Class A 2.00%, 7/27/49 (b)		354	357,550
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (b)		430	434,109

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (b)(c)	USD	910	$1,071,278
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (b)		190	190,688
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (b)		587	580,207
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (b)		366	367,460
			18,782,054
Interest Only Commercial Mortgage-Backed Securities — 0.3%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (b)(c)		4,250	263,581
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class XA, 2.26%, 5/15/45 (c)		2,730	377,344
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.05%, 6/15/45 (c)		1,290	148,987
WF-RBS Commercial Mortgage Trust (b)(c):
Series 2012-C9, Class XA, 2.29%, 11/15/45		2,030	289,821
Series 2012-C10, Class XA, 1.86%, 12/15/45		2,780	348,036
			1,427,769
Total Non-Agency Mortgage-Backed Securities — 4.8%			23,980,988

Taxable Municipal Bonds
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43		215	251,186
5.50%, 6/15/43		255	302,290
Total Taxable Municipal Bonds — 0.1%			553,476

US Government Sponsored Agency Securities
Agency Obligations — 0.5%
Fannie Mae:
1.96%, 10/09/19 (g)		650	569,437
5.00%, 3/01/34		17	18,211
Federal Home Loan Bank, 5.63%, 6/13/16		450	521,694
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,282,823
			2,392,165
Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities:
Series K013, Class A2, 3.97%, 1/25/21 (c)		570	652,931
Series K017, Class A2, 2.87%, 12/25/21		810	859,006
			1,511,937
Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac Mortgage-Backed Securities (b)(c):
Series 2012-K23, Class B, 3.66%, 10/25/45		360	351,180
Series 2012-K711, Class B, 3.56%, 8/25/45		225	230,459
Series 2012-K706, Class C, 4.02%, 11/25/44		90	88,108
			669,747

US Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae Mortgage-Backed Securities:
Series 2011-123, Class CS, 6.40%, 10/25/41 (c)	USD	1,283	$181,318
Series 2012-94, Class IK, 4.00%, 9/25/42		1,266	169,436
Freddie Mac Mortgage-Backed Securities (c):
Series K019, Class X1, 1.75%, 3/25/22		628	78,452
Series K021, Class X1, 1.51%, 6/25/22		890	98,896
Series K023, Class X1, 1.32%, 8/25/22		1,640	162,014
Series K707, Class X1, 1.56%, 12/25/18		1,342	106,084
Series K710, Class X1, 1.78%, 5/25/19		1,038	99,035
Ginne Mae Mortgage-Backed Securities, Series 2012-120, Class IO, 1.01%, 2/16/53 (c)		1,416	118,768
			1,014,003
Mortgage-Backed Securities — 29.0%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/15/27 — 1/17/28 (h)		5,954	6,239,982
3.00%, 3/01/41 (c)		187	195,878
3.00%, 1/17/28 — 1/14/43 (h)		12,294	12,908,245
3.14%, 3/01/41 (c)		226	236,421
3.29%, 12/01/40 (c)		298	315,786
3.33%, 6/01/41 (c)		347	366,633
3.50%, 9/01/41 (c)		240	252,937
3.50%, 1/01/27 — 1/14/43 (e)(h)		18,926	20,195,160
4.00%, 2/01/25 — 1/14/43 (e)(h)		25,271	27,162,974
4.50%, 2/01/25 — 1/14/43 (e)(h)		17,110	18,510,165
4.79%, 8/01/38 (c)		348	373,197
5.00%, 9/01/33 — 1/14/43 (h)		10,281	11,156,632
5.50%, 9/01/34 — 2/12/43 (h)		7,590	8,282,908
6.00%, 12/01/27 — 1/14/43 (h)		2,749	3,030,265
6.50%, 5/01/40		1,595	1,790,695
Freddie Mac Mortgage-Backed Securities:
3.02%, 2/01/41 (c)		265	277,656
3.50%, 11/01/42 — 1/14/43 (h)		6,398	6,807,426
4.00%, 1/14/43 (h)		1,900	2,028,250
4.50%, 10/01/41 — 1/14/43 (e)(h)		5,571	5,977,732
5.00%, 3/01/38		1,292	1,391,541
5.50%, 4/01/38 — 1/01/40		69	74,789
6.00%, 1/01/34		403	447,984
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/22/43 (h)		100	108,648
4.00%, 9/15/40 — 1/22/43 (h)		4,222	4,609,279
4.50%, 5/20/40 — 1/22/43 (h)		6,332	6,978,158
5.00%, 1/22/43 (h)		3,900	4,254,047
7.50%, 3/15/32		7	9,274
			143,982,662
Total U.S. Government Sponsored Agency Securities — 30.1%			149,570,514

US Treasury Obligations
US Treasury Bonds, 2.75%, 11/15/42 (e)(i)		17,623	16,978,668
US Treasury Inflation Indexed Bonds:
2.13%, 2/15/41		549	811,083
0.75%, 2/15/42		773	846,516
US Treasury Notes:
0.25%, 11/30/14		984	984,038
0.25%, 12/15/15 (e)		6,185	6,166,637
0.63%, 11/30/17 (e)		3,716	3,703,518
1.00%, 11/30/19 (e)		5,021	4,972,357
1.63%, 11/15/22 (e)		8,764	8,668,238
Total US Treasury Obligations — 8.7%			43,131,055
Total Fixed Income Securities — 64.2%			319,256,287

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	29

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value

Capital Trusts
Capital Markets — 0.0%
State Street Capital Trust IV, 1.31%, 6/15/67 (c)	USD	40	$31,111
Commercial Banks — 0.1%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (c)		295	295,000
Consumer Finance — 0.1%
Capital One Capital VI, 8.88%, 5/15/40		385	385,000
Insurance — 0.2%
American International Group, Inc., 8.18%, 5/15/68 (c)		145	188,862
MetLife Capital Trust IV, 7.88%, 12/15/67 (b)		415	508,375
Swiss Re Capital I LP, 6.85% (b)(c)(j)		300	314,431
XL Group Plc, Series E, 6.50% (c)(j)		175	163,625
			1,175,293
Total Capital Trusts — 0.4%			1,886,404

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (c)		10,000	16,700
Freddie Mac, Series Z, 8.38% (c)		10,000	17,500
Total Preferred Stocks — 0.0%			34,200

Trust Preferreds
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (c)		8,773	241,888
Total Preferred Securities — 0.5%			2,162,492
Total Long-Term Investments (Cost — $578,135,423) — 124.1%			616,777,616

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (k)(l)		2,709,255	$2,709,255
Total Short-Term Securities (Cost — $2,709,255) — 0.5%			2,709,255

Options Purchased
(Cost — $84,003) — 0.0%			83,159
Total Investments Before TBA Sale Commitments and Options Written (Cost — $580,928,681) — 124.6%			619,570,030

TBA Sale Commitments (h)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/17/28–02/14/43	USD	5,200	(5,433,187)
3.00%, 1/22/43		6,760	(7,083,213)
3.50%, 1/17/28–02/12/43		15,900	(16,935,958)
4.00%, 1/17/28–02/12/43		16,300	(17,466,672)
4.50%, 1/14/43–02/12/43		11,700	(12,635,597)
5.00%, 1/14/43–02/12/43		6,900	(7,473,968)
5.50%, 1/14/43		2,300	(2,498,734)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 01/22/43		2,200	(2,404,188)
4.50%, 1/22/43		3,000	(3,284,531)
Total TBA Sale Commitments (Proceeds — $75,182,237) — (15.1)%			(75,216,048)

Options Written
(Premiums Received — $31,757) — (0.0%)			(21,355)
Total Investments, Net of TBA Sale Commitments and Options Written — 109.5%			544,332,627
Liabilities in Excess of Other Assets — (9.5)%			(47,340,887)
Net Assets — 100.0%			$496,991,740

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.
(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	$780,000	—

(e)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)

(h)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	—	$148
Barclays Plc	$108,648	$55
Citigroup, Inc.	$(1,089,328)	$(1,305)
Credit Suisse Group AG	$(1,377,672)	$8,949
Deutsche Bank AG	$(9,787,754)	$16,957
Goldman Sachs Group, Inc.	$3,155,311	$13,009
JPMorgan Chase & Co.	$7,850,338	$855
Morgan Stanley	$1,313,690	$(7,171)
Nomura Securities International, Inc.	$(3,406)	$(156)
Royal Bank of Scotland Group Plc	$109,594	$78
UBS AG	$(1,188,215)	$(2,355)
Wells Fargo & Co.	$426,453	$328

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)
Investments in issuers considered to be an affiliate of the Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	953,832	1,755,423	2,709,255	$4,228

(l)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	Open	$327,931	$327,544
Morgan Stanley & Co. LLC	0.38%	12/11/12	1/14/13	16,353,256	16,357,169
Bank of America Merrill Lynch	0.17%	12/27/12	1/03/13	3,702,065	3,702,117
Credit Suisse Securities (USA) LLC	(0.13)%	12/31/12	1/02/13	4,983,342	4,983,325
Credit Suisse Securities (USA) LLC	(0.16)%	12/31/12	1/02/13	8,720,280	8,720,241
Deutsche Bank Securities, Inc.	0.20%	12/31/12	1/02/13	6,169,538	6,169,572
Morgan Stanley & Co. LLC	0.22%	12/31/12	1/02/13	13,213,125	13,213,206
Total				$53,469,537	$53,473,174

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(20)	Euro-Bund	Eurex	March 2013	USD	3,844,753	$(17,962)
(110)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	USD	17,885,313	274,003
(2)	90-Day Euro-Dollar	Chicago Mercantile	March 2013	USD	498,500	(1,033)
196	2-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	43,211,875	457
4	5-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	497,656	41
(155)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	20,581,094	82,526
64	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	USD	9,440,000	3,104
2	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	497,200	620
24	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	5,962,800	15,349
25	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	6,206,875	7,168
(10)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	2,474,750	2,230
(10)	90-Day Euro-Dollar	Chicago Mercantile	June 2016	USD	2,471,250	2,355
(10)	90-Day Euro-Dollar	Chicago Mercantile	September 2016	USD	2,467,500	2,480
(10)	90-Day Euro-Dollar	Chicago Mercantile	December 2016	USD	2,463,500	2,503
Total						$373,841

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	31

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,370,000	USD	1,790,980	Citigroup, Inc.	1/23/13	$17,660
USD	7,623,936	EUR	5,804,600	UBS AG	1/23/13	(39,156)
USD	608,962	EUR	466,000	UBS AG	1/23/13	(6,240)
USD	952,980	EUR	724,000	UBS AG	1/23/13	(2,827)
Total						$(30,563)

•	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro-Dollar 2-Year Mid-Curve Options	Put	USD	99.25	9/13/13	58	$25,737

•	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	USD	1,100	$559
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	2,800	5,657
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	1,700	3,478
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	6-month JPY LIBOR	11/18/13	JPY	159,090	47,728
Total									$57,422

•	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	1,100	$(13,812)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	600	(7,543)
Total									$(21,355)

•	Credit default swaps—buy protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	690	$(2,812)
Radian Group, Inc.	5.00%	Citigroup, Inc.	6/20/15	USD	720	38,695
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	1,033	745
Total						$36,628

•	Credit default swaps—sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD	1,336	$11,999
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	270	20,550
Markit CMBX North America AM Index Series 4	0.50%	Deutsche Bank AG	2/17/51	BB	USD	120	3,521
Total							$36,070

[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	16,000	$(46,262)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	24,696
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(74,530)
1.75%[2]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	300	(2,411)
Total						$(98,507)
[1]	Portfolio pays the fixed rate and receives the floating rate.
[2]	Portfolio pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross Return on the Markit TRX Index	12.06%[3]	Credit Suisse Group AG	4/01/13	USD	430	$10
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[4]	Bank of America Corp.	10/06/21	USD	1,095	(43,969)
Total						$(43,959)
[3]	Portfolio receives the total return of the referenced entity and pays the fixed rate. Net payment made at termination.
[4]	Portfolio pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	33

BlackRock Balanced Capital Portfolio Schedule of Investments (continued)

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$295,358,837	—	—	$295,358,837
Asset-Backed Securities	—	$23,202,719	$6,264,977	29,467,696
Corporate Bonds	—	59,987,474	1,102,750	61,090,224
Foreign Agency Obligations	—	11,462,334	—	11,462,334
Non-Agency Mortgage- Backed Securities	—	21,227,770	2,753,218	23,980,988
Taxable Municipal Bonds	—	553,476	—	553,476
US Government Sponsored Agency Obligations	—	149,219,334	351,180	149,570,514
US Treasury Obligations	—	43,131,055	—	43,131,055
Preferred Securities	276,088	1,886,404	—	2,162,492
Short-Term Securities:
Money Market Funds	2,709,255	—	—	2,709,255
Options Purchased:
Interest rate contracts	25,737	57,422	—	83,159
Liabilities:
Investments:
TBA Sale Commitments	—	(75,216,048)	—	(75,216,048)
Total	$298,369,917	$235,511,940	$10,472,125	$544,353,982

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$75,510	—	$75,510
Foreign currency exchange contracts	—	17,660	—	17,660
Interest rate contracts	$392,836	24,706	—	417,542
Liabilities:
Credit contracts	—	(2,812)	—	(2,812)
Foreign currency exchange contracts	—	(48,223)	—	(48,223)
Interest rate contracts	(18,995)	(144,558)	—	(163,553)
Other contracts	—	(43,969)	—	(43,969)
Total	$373,841	$(121,686)	—	$252,155
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts, and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying or face amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$55,892	—	—	$55,892
Liabilities:
Bank overdraft	—	$(231,010)	—	(231,010)
Reverse repurchase agreements	—	(53,469,537)	—	(53,469,537)
Total	$55,892	$(53,700,547)	—	$(53,644,655)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Balanced Capital Portfolio Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Obligations	Total
Assets:
Opening Balance, as of December 31, 2011	$2,306,281	—	$917,922	—	$3,224,203
Transfers into Level 3[1]	—	—	—	—
Transfers out of Level 3[1]	(1,929,568)	—	(461,939)	—	(2,391,507)
Accrued discounts/ premiums	(13)	$(105)	14,881	—	14,763
Net realized gain (loss)	7,416	—	24,861	—	32,277
Net change in unrealized appreciation/ depreciation[2]	7,538	2,525	16,902	$(1,865)	25,100
Purchases	6,338,647	1,100,330	2,608,594	353,045	10,400,616
Sales	(465,324)	—	(368,003)	—	(833,327)
Closing Balance, as of December 31, 2012	$6,264,977	$1,102,750	$2,753,218	$351,180	$10,472,125
[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $22,327.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening Balance, as of December 31, 2011	$(26,650)
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/ premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[3]	26,650
Purchases	—
Issues[4]	—
Sales	—
Settlements[5]	—
Closing Balance, as of December 31, 2012	—
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of December 31, 2012 was $0.
[4]	Issues represent upfront cash received on certain derivative financial instruments.
[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	35

BlackRock Capital Appreciation Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.5%
The Boeing Co.	73,330	$5,526,148
Precision Castparts Corp.	8,200	1,553,244
United Technologies Corp.	17,490	1,434,355
		8,513,747
Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	19,100	1,408,243
Auto Components — 0.4%
Allison Transmission Holdings, Inc. (a)	22,680	463,126
Automobiles — 0.7%
Tesla Motors, Inc. (a)(b)	28,640	970,037
Beverages — 4.3%
The Coca-Cola Co.	96,750	3,507,187
PepsiCo, Inc.	31,390	2,148,018
		5,655,205
Biotechnology — 5.5%
Alexion Pharmaceuticals, Inc. (b)	12,830	1,203,582
Amgen, Inc.	16,610	1,433,775
ARIAD Pharmaceuticals, Inc. (b)	26,260	503,667
Biogen Idec, Inc. (b)	5,530	811,085
Gilead Sciences, Inc. (b)	34,520	2,535,494
Regeneron Pharmaceuticals, Inc. (a)(b)	3,680	629,538
		7,117,141
Building Products — 0.8%
Masco Corp.	61,480	1,024,257
Capital Markets — 2.1%
The Goldman Sachs Group, Inc.	13,530	1,725,887
Jefferies Group, Inc.	56,260	1,044,748
		2,770,635
Chemicals — 2.4%
Celanese Corp., Series A	12,640	562,859
Monsanto Co.	26,720	2,529,048
		3,091,907
Commercial Banks — 1.5%
Wells Fargo & Co.	56,020	1,914,764
Communications Equipment — 4.0%
F5 Networks, Inc. (b)	12,730	1,236,719
QUALCOMM, Inc.	64,550	4,003,391
		5,240,110
Computers & Peripherals — 9.2%
Apple, Inc.	18,950	10,100,919
EMC Corp. (b)	53,920	1,364,176
Fusion-io, Inc. (b)	23,167	531,219
		11,996,314
Consumer Finance — 0.8%
American Express Co.	17,210	989,231
Diversified Telecommunication Services — 1.9%
Level 3 Communications, Inc. (a)(b)	26,360	609,180
Verizon Communications, Inc.	42,370	1,833,350
		2,442,530
Electrical Equipment — 2.2%
Eaton Corp. Plc	35,020	1,898,084
Roper Industries, Inc.	8,950	997,746
		2,895,830
Energy Equipment & Services — 0.7%
National Oilwell Varco, Inc.	13,560	926,826
Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	34,520	3,409,540
Whole Foods Market, Inc.	10,470	956,225
		4,365,765
Health Care Equipment & Supplies — 1.3%
Intuitive Surgical, Inc. (b)	3,580	1,755,525

Common Stocks	Shares	Value
Health Care Providers & Services — 2.2%
Express Scripts Holding Co. (b)	53,855	$2,908,170
Hotels, Restaurants & Leisure — 3.1%
Las Vegas Sands Corp.	21,030	970,745
McDonald’s Corp.	11,340	1,000,301
Starbucks Corp.	39,490	2,117,454
		4,088,500
Industrial Conglomerates — 2.8%
Danaher Corp.	65,400	3,655,860
Internet & Catalog Retail — 5.5%
Amazon.com, Inc. (b)	20,400	5,123,256
Priceline.com, Inc. (b)	3,280	2,037,536
		7,160,792
Internet Software & Services — 5.5%
eBay, Inc. (b)	43,500	2,219,370
Google, Inc., Class A (b)	7,000	4,965,590
		7,184,960
IT Services — 1.6%
Visa, Inc., Class A	13,960	2,116,057
Machinery — 2.8%
Stanley Black & Decker, Inc.	30,900	2,285,673
Terex Corp. (a)(b)	46,871	1,317,544
		3,603,217
Media — 3.0%
CBS Corp., Class B	47,550	1,809,277
Comcast Corp., Class A	56,060	2,095,523
		3,904,800
Multiline Retail — 0.7%
Nordstrom, Inc.	16,810	899,335
Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp.	18,760	1,394,055
Noble Energy, Inc.	10,940	1,113,036
		2,507,091
Personal Products — 0.3%
Herbalife Ltd.	11,605	382,269
Pharmaceuticals — 4.5%
Eli Lilly & Co.	40,290	1,987,103
Merck & Co., Inc.	20,790	851,142
Pfizer, Inc.	69,140	1,734,031
Valeant Pharmaceuticals International, Inc. (b)	22,740	1,359,170
		5,931,446
Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp.	20,920	1,616,488
Semiconductors & Semiconductor Equipment — 3.3%
Avago Technologies Ltd.	9,150	289,689
ON Semiconductor Corp. (b)	75,400	531,570
Texas Instruments, Inc.	56,500	1,748,110
Xilinx, Inc.	47,050	1,689,095
		4,258,464
Software — 8.2%
Microsoft Corp.	139,670	3,733,379
Oracle Corp.	56,110	1,869,585
Red Hat, Inc. (b)	27,410	1,451,634
Salesforce.com, Inc. (a)(b)	11,327	1,904,069
VMware, Inc., Class A (a)(b)	18,330	1,725,586
		10,684,253
Specialty Retail — 1.8%
The Home Depot, Inc.	37,160	2,298,346
Textiles, Apparel & Luxury Goods — 2.1%
Michael Kors Holdings Ltd. (b)	29,250	1,492,627
Under Armour, Inc., Class A (a)(b)	26,860	1,303,516
		2,796,143

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Capital Appreciation Portfolio Schedule of Investments (concluded)
Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.5%
Crown Castle International Corp. (b)	9,750	$703,560
Total Long-Term Investments (Cost — $106,490,667) — 99.7%		130,240,944

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	314,198	314,198

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC Money Market Series 0.29% (c)(d)(e)	$5,672	$5,672,246
Total Short-Term Securities (Cost — $5,986,444) — 4.5%		5,986,444
Total Investments (Cost — $112,477,111) — 104.2%		136,227,388
Liabilities in Excess of Other Assets — (4.2)%		(5,542,108)
Net Assets — 100.0%		$130,685,280

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)
Investments in issuers considered to be an affiliate of the Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,156,840	(842,642)	314,198	$1,625
BlackRock Liquidity Series LLC, Money Market Series	$3,662,039	$2,010,207	$5,672,246	$134,830

(d)	Represents the current yield as of report date.
(e)
Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$130,240,944	—	—	$130,240,944
Short-Term Securities	314,198	$5,672,246	—	5,986,444
Total	$130,555,142	$5,672,246	—	$136,227,388
[1]	See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $5,672,246 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	37

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.1%
Tenaris SA—ADR	4,000	$167,680
Australia — 0.4%
Asciano Ltd.	42,277	206,819
Newcrest Mining Ltd.	11,583	270,957
Orica Ltd.	6,070	159,678
QBE Insurance Group Ltd.	16,363	187,486
Telstra Corp. Ltd.	40,742	185,650
		1,010,590
Belgium — 0.1%
RHJ International (a)	24,918	131,233
RHJ International — ADR (a)	5,827	30,653
		161,886
Brazil — 1.2%
Anhanguera Educacional Participacoes SA	8,900	150,268
BR Malls Participacoes SA	10,483	138,340
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	6,058	267,765
Cosan Ltd.	29,698	514,072
Cyrela Brazil Realty SA	23,421	204,641
Hypermarcas SA (a)	30,988	251,536
Itau Unibanco Holding SA, Preference Shares	15,996	260,858
MRV Engenharia e Participacoes SA	40,106	234,662
Petroleo Brasileiro SA — ADR	23,993	463,065
Qualicorp SA (a)	18,197	188,502
SLC Agricola SA	20,668	200,371
Telefonica Brasil — ADR	9,360	225,201
		3,099,281
Canada — 2.6%
Agrium, Inc.	3,400	339,694
Athabasca Oil Corp. (a)	37,900	398,165
Bank of Nova Scotia	4,304	248,626
BCE, Inc.	3,116	133,543
Brookfield Asset Management, Inc., Class A	8,124	297,745
Canadian Natural Resources Ltd.	9,745	281,338
Canadian Pacific Railway Ltd.	3,365	341,951
Canadian Pacific Railway Ltd.	546	55,385
Detour Gold Corp. (a)	5,685	142,254
Eldorado Gold Corp.	23,269	299,430
Goldcorp, Inc.	29,533	1,083,861
Kinross Gold Corp.	5,707	55,472
Kinross Gold Corp.	25,493	247,575
Osisko Mining Corp. (a)	24,152	194,246
Potash Corp. of Saskatchewan, Inc.	15,065	612,995
Rogers Communications, Inc., Class B	5,154	234,610
Shaw Communications, Inc., Class B	9,598	220,386
Silver Wheaton Corp.	11,451	413,152
Sino-Forest Corp. (a)	13,958	—
Suncor Energy, Inc.	1,284	42,346
Suncor Energy, Inc.	24,041	790,571
Teck Resources Ltd., Class B	1,095	39,803
TELUS Corp.	2,214	144,899
The Toronto-Dominion Bank	2,053	172,855
Valeant Pharmaceuticals International, Inc. (a)(b)	2,796	167,117
		6,958,019
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	2,238	128,998
China — 0.6%
Baidu.com, Inc.—ADR (a)	1,408	141,208
Beijing Enterprises Holdings Ltd.	100,319	658,020
Chaoda Modern Agriculture Holdings Ltd. (a)(c)	715,816	25,769
China BlueChemical Ltd.	187,739	128,068
Dongfeng Motor Group Co. Ltd., Class H	45,800	72,108
Haitian International Holdings Ltd.	51,898	61,936
Sinopharm Group Co.	62,795	199,407
Tianjin Development Holdings Ltd. (a)	370,577	207,760
Zhongsheng Group Holdings Ltd.	96,925	148,799
		1,643,075

Common Stocks	Shares	Value
Denmark — 0.1%
A.P. Moller—Maersk A/S, Class B	20	$151,453
France — 1.7%
AXA SA	19,172	344,248
BNP Paribas SA	12,211	695,173
European Aeronautic Defence and Space Co. NV	11,207	441,794
Eutelsat Communications SA	5,116	170,159
LVMH Moet Hennessy Louis Vuitton SA	2,094	386,463
Safran SA	14,800	640,943
Sanofi	5,286	501,271
Sanofi — ADR	863	40,889
Technip SA	1,081	125,002
Total SA	9,826	511,275
Total SA — ADR	12,496	649,917
Unibail-Rodamco SE	656	159,082
		4,666,216
Germany — 2.2%
Allianz SE, Registered Shares	3,135	437,009
BASF SE	1,829	172,950
Bayer AG, Registered Shares	2,842	271,018
Bayerische Motoren Werke AG	2,546	247,754
Daimler AG, Registered Shares	1,652	90,952
Deutsche Bank AG, Registered Shares	8,478	372,988
Deutsche Boerse AG	2,859	175,320
Deutsche Telekom AG, Registered Shares	39,429	448,817
Fresenius Medical Care AG & Co. KGaA	1,926	132,917
Fresenius SE & Co. KGaA	4,020	462,575
Kabel Deutschland Holding AG	3,635	273,590
Lanxess AG	4,401	388,078
Linde AG	3,614	632,263
Muenchener Rueckversicherungs AG, Registered Shares	944	170,418
SAP AG	2,429	195,322
Siemens AG, Registered Shares	4,020	439,589
Telefonica Deutschland Holding AG (a)	23,951	182,540
Volkswagen AG, Preference Shares	3,536	811,331
		5,905,431
Hong Kong — 0.3%
China Resources Gas Group Ltd.	46,000	95,378
The Link REIT	107,844	540,094
Yuanda China Holdings Ltd.	673,176	81,232
		716,704
Indonesia — 0.0%
Telekomunikasi Indonesia Tbk PT	84,600	79,738
Ireland — 0.1%
Covidien Plc	3,695	213,349
Eaton Corp. Plc	2,251	122,004
		335,353
Israel — 0.1%
Check Point Software Technologies Ltd. (a)	758	36,111
Teva Pharmaceutical Industries Ltd. — ADR	7,483	279,415
		315,526
Italy — 0.7%
Eni SpA	29,879	731,961
Fiat Industrial SpA	48,530	531,674
Intesa Sanpaolo SpA	189,180	327,151
UniCredit SpA (a)	45,003	221,615
		1,812,401
Japan — 6.9%
Aisin Seiki Co. Ltd.	4,920	153,637
Asahi Kasei Corp.	33,900	200,454
Astellas Pharma, Inc.	3,490	156,916
Bridgestone Corp.	19,900	518,028
Canon, Inc. (b)	12,331	477,946
Daihatsu Motor Co. Ltd.	7,900	157,390

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Daikin Industries Ltd.	4,300	$147,701
Denso Corp.	7,330	255,261
East Japan Railway Co.	9,127	590,189
FANUC Corp.	1,500	279,074
Fuji Heavy Industries Ltd.	54,260	684,236
Futaba Industrial Co. Ltd. (a)	9,970	43,303
Hitachi Chemical Co. Ltd.	12,100	182,386
Hitachi Ltd.	49,200	289,518
Honda Motor Co. Ltd.	16,140	597,739
Hoya Corp.	14,501	285,727
IHI Corp.	67,000	173,738
Inpex Corp.	83	443,914
Japan Airlines Co. Ltd. (a)	4,200	180,531
JGC Corp.	14,580	454,334
JSR Corp.	9,700	185,150
Kao Corp.	3,600	93,807
KDDI Corp.	4,800	339,347
Kirin Holdings Co. Ltd.	20,790	244,615
Kubota Corp.	46,880	538,998
Kuraray Co. Ltd.	13,220	173,303
Kyocera Corp.	1,500	135,998
Kyowa Hakko Kirin Co. Ltd.	15,870	156,561
Mitsubishi Corp.	22,290	429,148
Mitsubishi UFJ Financial Group, Inc.	82,900	448,581
Mitsui & Co. Ltd.	64,420	965,583
Mitsui Fudosan Co. Ltd. (b)	10,000	244,631
MS&AD Insurance Group Holdings	16,515	329,589
Murata Manufacturing Co. Ltd.	4,640	273,720
Nintendo Co. Ltd.	2,300	245,588
Nippon Telegraph & Telephone Corp.	7,510	316,193
Nitto Denko Corp.	2,800	137,896
Nomura Holdings, Inc.	124,400	736,359
NTT DoCoMo, Inc.	261	376,237
Okumura Corp.	34,270	140,303
Rakuten, Inc.	15,500	120,876
Rinnai Corp.	2,350	159,668
Rohm Co. Ltd.	3,760	122,914
Sekisui Chemical Co. Ltd.	5,000	43,619
Shin-Etsu Chemical Co. Ltd.	10,320	629,830
Softbank Corp.	1,500	54,962
Sony Financial Holdings, Inc.	9,600	172,591
Sumitomo Corp.	11,200	143,694
Sumitomo Electric Industries Ltd.	12,100	139,862
Sumitomo Mitsui Financial Group, Inc.	20,100	730,470
Suzuki Motor Corp.	28,861	755,243
Takeda Pharmaceutical Co. Ltd.	2,900	129,615
Terumo Corp.	2,900	115,159
Toda Corp.	38,000	115,870
Tokio Marine Holdings, Inc.	28,302	788,472
Tokyo Gas Co. Ltd.	91,581	418,439
Toyota Industries Corp.	14,414	460,181
Ube Industries Ltd.	74,600	179,206
West Japan Railway Co.	3,700	145,768
Yahoo! Japan Corp.	430	139,232
Yamada Denki Co. Ltd. (b)	5,640	217,992
		18,567,292
Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	16,882	303,876
Malaysia — 0.5%
Axiata Group Bhd	226,651	490,232
British American Tobacco Malaysia Bhd	2,800	56,981
IHH Healthcare Bhd (a)	422,800	468,338
Telekom Malaysia Bhd	97,414	192,407
		1,207,958

Common Stocks	Shares	Value
Mexico — 0.3%
America Movil, SAB de CV Series L — ADR	19,561	$452,641
Fomento Economico Mexicano SAB de CV — ADR	1,468	147,828
Macquarie Mexico Real Estate Management SA de C.V. (a)	69,400	137,712
Mexichem SAB de CV	32,407	180,784
		918,965
Netherlands — 0.7%
ASML Holding NV	5,411	347,027
ASML Holding NV — NY Shares	693	44,636
CNH Global NV	1,040	41,902
DE Master Blenders 1753 NV (a)	12,443	142,954
ING Groep NV (a)	35,675	338,840
Koninklijke KPN NV	19,654	97,195
Unilever NV CVA	5,348	204,634
Unilever NV — NY Shares	2,045	78,324
Ziggo NV	14,797	483,595
		1,779,107
Norway — 0.1%
Statoil ASA	5,432	136,911
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	1,875	114,956
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	24,744	97,003
Russia — 0.2%
Federal Hydrogenerating Co. — ADR	82,878	191,199
Novorossiysk Commercial Sea Port — GDR	15,722	107,696
Sberbank -ADR	100,669	313,826
		612,721
Singapore — 0.6%
CapitaLand Ltd.	123,700	380,762
Keppel Corp. Ltd.	42,450	387,635
Oversea-Chinese Banking Corp.	38,400	309,427
Raffles Medical Group Ltd.	44,300	95,385
Singapore Press Holdings Ltd.	20,370	67,455
Singapore Telecommunications Ltd.	131,300	357,271
		1,597,935
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	45,033	180,610
MTN Group Ltd.	4,152	87,394
		268,004
South Korea — 1.0%
Cheil Industries, Inc.	1,489	131,623
Hyundai Motor Co.	1,587	327,151
KT Corp.	970	32,257
KT Corp. — ADR (a)	5,259	88,036
KT&G Corp.	831	62,718
POSCO	361	118,260
POSCO — ADR	1,598	131,276
Samsung Electronics Co. Ltd.	1,320	1,896,575
		2,787,896
Spain — 0.2%
Banco Bilbao Vizcaya Argentaria SA	21,499	199,744
Banco Santander SA	39,554	321,456
Telefonica SA	10,536	142,647
		663,847
Sweden — 0.1%
Millicom International Cellular SA	412	35,762
Svenska Handelsbanken AB, Class A	6,159	221,428
		257,190

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	39

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Switzerland — 1.5%
Garmin Ltd.	991	$40,453
Nestle SA, Registered Shares	13,077	853,188
Novartis AG, Registered Shares	4,761	300,768
Roche Holding AG	4,282	865,740
Swisscom AG, Registered Shares	506	219,257
Syngenta AG, Registered Shares	2,903	1,172,772
TE Connectivity Ltd.	1,158	42,985
UBS AG, Registered Shares (a)	16,041	251,023
Zurich Insurance Group AG (a)	767	205,524
		3,951,710
Taiwan — 0.4%
Cheng Shin Rubber Industry Co. Ltd.	52,123	136,505
Chunghwa Telecom Co. Ltd.	24,517	79,866
Chunghwa Telecom Co. Ltd. — ADR (c)	6,653	215,158
Far EasTone Telecommunications Co. Ltd.	65,635	167,591
Taiwan Semiconductor Manufacturing Co. Ltd.	87,822	293,748
Yulon Motor Co. Ltd.	71,059	135,141
		1,028,009
Thailand — 0.3%
Bangkok Dusit Medical Services PCL	41,300	153,238
PTT Global Chemical PCL	134,252	307,213
PTT PCL	17,379	188,618
Siam Commercial Bank PCL	37,046	219,805
		868,874
United Arab Emirates — 0.0%
NMC Health Plc (a)	26,385	84,570
United Kingdom — 3.5%
Amlin Plc	12,840	79,822
Antofagasta Plc	12,401	271,767
AstraZeneca Plc	15,308	725,442
AstraZeneca Plc — ADR	792	37,438
BG Group Plc	53,808	897,506
BHP Billiton Plc	20,505	723,283
BP Plc	28,234	196,308
BP Plc — ADR	8,591	357,729
BT Group Plc	116,981	446,306
Delta Topco Ltd. (a)	369,427	209,317
Diageo Plc — ADR	3,580	417,356
Genel Energy Plc (a)	15,945	204,807
GlaxoSmithKline Plc — ADR	852	37,036
Glencore International Plc	18,064	104,353
Guinness Peat Group Plc (a)	180,319	88,968
HSBC Holdings Plc	84,375	894,102
Invensys Plc	37,482	200,587
Lloyds Banking Group Plc (a)	348,555	277,761
Manchester United Plc Class A (a)	9,385	131,859
National Grid Plc	51,257	587,888
Polyus Gold International, Ltd. (a)	65,540	217,990
Rio Tinto Plc	8,355	487,310
Royal Dutch Shell Plc — ADR	4,445	306,483
Scottish & Southern Energy Plc	21,465	499,364
Shire Plc	13,242	407,339
Unilever Plc	3,536	137,448
Unilever Plc — ADR	2,261	87,546
Vodafone Group Plc	81,654	205,545
Vodafone Group Plc — ADR	9,779	246,333
		9,484,993
United States — 33.4%
3M Co.	4,060	376,971
Abbott Laboratories	7,796	510,638
Accenture Plc, Class A	681	45,287
ACE Ltd.	9,342	745,492
Activision Blizzard, Inc. (b)	57,172	607,167
Adobe Systems, Inc. (a)	1,454	54,787

Common Stocks	Shares	Value
United States (continued)
The AES Corp.	22,292	$238,524
Aetna, Inc.	11,427	529,070
Agilent Technologies, Inc.	5,334	218,374
Alcoa, Inc. (b)	21,736	188,668
Allergan, Inc.	6,043	554,324
Alliance Data Systems Corp. (a)	378	54,719
Amdocs Ltd.	1,339	45,513
American Capital Agency Corp.	8,670	250,910
American Electric Power Co., Inc.	7,935	338,666
American Express Co.	9,676	556,176
American International Group, Inc. (a)	5,600	197,680
American Tower Corp.	5,999	463,543
American Water Works Co., Inc.	7,239	268,784
Ameriprise Financial, Inc.	550	34,447
AmerisourceBergen Corp.	5,903	254,892
Amgen, Inc.	4,426	382,052
Anadarko Petroleum Corp.	4,186	311,062
Apache Corp.	3,003	235,735
Apple, Inc.	6,096	3,249,351
Applied Materials, Inc.	22,995	263,063
Arch Capital Group Ltd. (a)	2,435	107,189
AT&T, Inc.	41,124	1,386,290
Autoliv, Inc.	433	29,180
Axis Capital Holdings Ltd.	932	32,284
Bank of America Corp.	81,827	949,193
The Bank of New York Mellon Corp.	26,925	691,972
BB&T Corp.	9,113	265,279
Berkshire Hathaway, Inc., Class B (a)	2,095	187,922
The Boeing Co.	7,336	552,841
BorgWarner, Inc. (a)	2,357	168,808
Bristol-Myers Squibb Co.	12,023	391,830
CA, Inc.	1,448	31,827
Calpine Corp. (a)	19,920	361,150
Capital One Financial Corp.	6,975	404,062
Cardinal Health, Inc.	14,049	578,538
Celgene Corp. (a)	3,477	273,709
CF Industries Holdings, Inc.	737	149,729
The Charles Schwab Corp.	16,762	240,702
Chevron Corp.	349	37,741
The Chubb Corp.	4,295	323,499
Cigna Corp.	5,059	270,454
Cisco Systems, Inc.	35,437	696,337
Citigroup, Inc.	22,083	873,603
Citrix Systems, Inc. (a)	2,300	151,225
CMS Energy Corp.	8,079	196,966
CNA Financial Corp.	1,386	38,822
Coach, Inc.	604	33,528
Cobalt International Energy, Inc. (a)	11,655	286,247
The Coca-Cola Co.	18,126	657,067
Colgate-Palmolive Co.	4,969	519,459
Comcast Corp., Class A	34,628	1,294,395
Computer Sciences Corp.	1,247	49,942
ConocoPhillips	598	34,678
CONSOL Energy, Inc. (b)	18,279	586,756
Constellation Brands, Inc., Class A (a)	1,335	47,246
Corning, Inc.	53,122	670,400
Coventry Health Care, Inc.	904	40,526
Crown Castle International Corp. (a)	2,779	200,533
Crown Holdings, Inc. (a)	3,297	121,363
Cubist Pharmaceuticals, Inc. (a)	3,211	135,055
Cummins, Inc.	1,823	197,522
CVS Caremark Corp.	9,209	445,255
DaVita, Inc. (a)	2,333	257,866
Delphi Automotive Plc (a)	2,800	107,100
Devon Energy Corp. (b)	14,089	733,192
Diamond Offshore Drilling, Inc.	609	41,388

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Discover Financial Services	10,523	$405,662
DISH Network Corp., Class A	1,338	48,703
Dominion Resources, Inc.	9,656	500,181
The Dow Chemical Co.	11,502	371,745
Dr. Pepper Snapple Group, Inc.	2,039	90,083
Duke Energy Corp.	1,009	64,374
E.I. du Pont de Nemours & Co.	7,941	357,107
Eastman Chemical Co.	693	47,159
Electronic Arts, Inc. (a)(b)	37,235	541,025
EMC Corp. (a)	27,583	697,850
EOG Resources, Inc.	2,420	292,312
Equity Residential	3,500	198,345
Expedia, Inc.	852	52,355
Express Scripts Holding Co. (a)	6,210	335,340
Fidelity National Financial, Inc., Class A	6,758	159,151
Fidelity National Information Services, Inc.	1,283	44,661
FMC Corp.	16,640	973,773
Ford Motor Co.	40,311	522,027
Freeport-McMoRan Copper & Gold, Inc.	2,714	92,819
Freescale Semiconductor Ltd. (a)	42,123	463,774
Fusion-io, Inc. (a)	10,136	232,418
General Dynamics Corp.	576	39,900
General Electric Co.	85,788	1,800,690
General Mills, Inc.	9,448	381,794
General Motors Co. (a)	19,396	559,187
Gilead Sciences, Inc. (a)	4,118	302,467
The Goldman Sachs Group, Inc.	5,861	747,629
Google, Inc., Class A (a)	1,621	1,149,889
H.J. Heinz Co.	6,749	389,282
Halliburton Co.	9,453	327,925
HCA Holdings, Inc.	13,654	411,941
HealthSouth Corp. (a)	7,826	165,207
Helmerich & Payne, Inc.	705	39,487
Hillshire Brands Co.	10,315	290,264
Humana, Inc.	6,403	439,438
Intel Corp.	50,351	1,038,741
International Game Technology	9,448	133,878
International Paper Co.	1,127	44,900
Intuit, Inc.	666	39,627
Johnson & Johnson	15,099	1,058,440
Johnson Controls, Inc.	5,040	154,728
JPMorgan Chase & Co.	31,200	1,371,864
KBR, Inc.	7,106	212,612
Kimberly-Clark Corp.	3,148	265,786
KLA-Tencor Corp.	712	34,005
Kohl’s Corp.	6,105	262,393
Kraft Foods Group, Inc. (b)	11,533	524,406
The Kroger Co.	1,378	35,856
L-3 Communications Holdings, Inc.	581	44,516
Leap Wireless International, Inc. (a)	9,041	60,123
Lear Corp.	900	42,156
Liberty Media Corp. — Liberty Starz (a)	1,744	202,321
Life Technologies Corp. (a)	2,732	134,087
Lincoln National Corp.	1,810	46,879
M&T Bank Corp.	1,840	181,185
Macy’s, Inc.	983	38,357
Marathon Oil Corp. (b)	36,840	1,129,514
Marathon Petroleum Corp.	25,084	1,580,292
MasterCard, Inc., Class A	1,746	857,775
Mattel, Inc. (b)	10,355	379,200
McDermott International, Inc. (a)	13,316	146,742
McDonald’s Corp.	7,926	699,152
The McGraw-Hill Cos., Inc.	693	37,886
McKesson Corp.	4,344	421,194
Mead Johnson Nutrition Co. (b)	7,276	479,416
Medtronic, Inc.	7,225	296,369

Common Stocks	Shares	Value
United States (continued)
Merck & Co., Inc.	24,349	$996,848
MetLife, Inc.	6,097	200,835
MetroPCS Communications, Inc. (a)	26,650	264,901
Mettler-Toledo International, Inc. (a)	901	174,163
Microsoft Corp.	35,042	936,673
Mondelez International, Inc., Class A	20,301	517,066
Monsanto Co.	4,761	450,629
Morgan Stanley	10,571	202,118
Motorola Solutions, Inc.	853	47,495
Murphy Oil Corp. (b)	3,769	224,444
Mylan, Inc. (a)	13,011	357,542
National Oilwell Varco, Inc.	9,041	617,952
Navistar International Corp. (a)	6,177	134,473
Newmont Mining Corp.	11,975	556,119
NextEra Energy, Inc.	9,348	646,788
Northern Trust Corp.	3,494	175,259
Occidental Petroleum Corp. (b)	18,443	1,412,918
Onyx Pharmaceuticals, Inc. (a)	1,796	135,652
Oracle Corp. (b)	64,332	2,143,542
PACCAR, Inc.	4,853	219,404
Parker Hannifin Corp.	464	39,468
PepsiCo, Inc.	11,938	816,917
PerkinElmer, Inc.	5,947	188,758
Perrigo Co.	1,994	207,436
Pfizer, Inc.	60,578	1,519,296
Philip Morris International, Inc.	539	45,082
Phillips 66 (b)	23,925	1,270,417
Platinum Underwriters Holdings Ltd. (a)	1,582	72,772
PPG Industries, Inc.	448	60,637
PPL Corp.	10,097	289,077
Praxair, Inc.	1,417	155,091
Precision Castparts Corp.	1,976	374,294
The Procter & Gamble Co. (b)	17,700	1,201,653
The Progressive Corp.	11,424	241,046
Prudential Financial, Inc.	2,676	142,711
PulteGroup, Inc. (a)(b)	18,395	334,053
QEP Resources, Inc.	22,486	680,651
QUALCOMM, Inc.	21,173	1,313,149
Red Hat, Inc. (a)	2,849	150,883
Reinsurance Group of America, Inc.	550	29,436
RenaissanceRe Holdings Ltd.	2,057	167,152
Rockwell Automation, Inc.	6,909	580,287
Ross Stores, Inc.	558	30,216
SanDisk Corp. (a)(b)	15,343	668,341
Schlumberger Ltd.	14,555	1,008,516
Simon Property Group, Inc.	842	133,112
SM Energy Co.	8,282	432,403
Spirit AeroSystems Holdings, Inc., Class A (a)	12,285	208,476
The St. Joe Co. (a)	48,579	1,121,203
St. Jude Medical, Inc.	4,896	176,941
Stancorp Financial Group, Inc.	2,146	78,694
State Street Corp.	10,071	473,438
Stillwater Mining Co. (a)	9,201	117,589
Symantec Corp. (a)	1,650	31,037
Thermo Fisher Scientific, Inc.	5,037	321,260
TIBCO Software, Inc. (a)	6,888	151,605
Tiffany & Co.	7,399	424,259
Time Warner Cable, Inc.	5,167	502,181
Torchmark Corp.	720	37,202
The Travelers Cos., Inc.	6,739	483,995
Twitter, Inc.	4,707	79,078
Twitter, Inc. Series D	16,516	280,772
Union Pacific Corp.	6,197	779,087
United Parcel Service, Inc., Class B	4,800	353,904
United Technologies Corp.	12,049	988,138
United Therapeutics Corp. (a)	2,684	143,379
See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	41

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
UnitedHealth Group, Inc.	14,606	$792,229
Universal Health Services, Inc., Class B	9,882	477,795
Unum Group	1,696	35,311
US Bancorp	16,158	516,087
Valero Energy Corp.	1,529	52,169
Verizon Communications, Inc.	17,210	744,677
Vertex Pharmaceuticals, Inc. (a)(b)	4,212	176,651
Visa, Inc., Class A	8,273	1,254,021
VMware, Inc., Class A (a)	1,500	141,210
Wal-Mart Stores, Inc.	13,364	911,826
Waters Corp. (a)	3,233	281,659
WellPoint, Inc.	3,145	191,593
Wells Fargo & Co.	42,246	1,443,968
Western Digital Corp.	1,053	44,742
Whiting Petroleum Corp. (a)(b)	11,730	508,730
Wyndham Worldwide Corp.	766	40,759
XL Group Plc	20,458	512,677
		89,762,946
Total Common Stocks — 60.1%		161,647,114

Fixed Income Securities

Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (d)	USD	25	11,000
Australia — 0.2%
FMG Resources August 2006 Ltd., 6.00%, 4/01/17 (d)		110	112,200
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		336	315,797
			427,997
Brazil — 0.4%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (d)		200	213,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (d)		153	171,687
Odebrecht Finance, Ltd., 5.13%, 6/26/22 (d)		200	217,000
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (d)		282	253,800
Petrobras International Finance Co. — Pifco, 3.50%, 2/06/17		157	164,653
			1,020,140
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (d)		57	61,707
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15 (d)		194	192,612
Banco Santander Chile, 2.31%, 2/14/14 (d)(e)		165	163,022
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		153	154,603
			510,237
China — 0.1%
Celestial Nutrifoods Ltd., 0.00%, 6/12/49 (a)(f)	SGD	400	3,274
China Milk Products Group Ltd.0.00%, 1/15/49 (a)(f)	USD	300	60,000
China Petroleum & Chemical Corp., Series SINO, 1.06%, 4/24/14 (g)(h)	HKD	540	83,186
			146,460

Corporate Bonds		Par (000)	Value
Hong Kong — 0.0%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)	CNY	1,900	$3,050
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14		152	109,440
5.50%, 11/13/14 (d)	USD	220	167,750
Suzlon Energy Ltd (a)(f):
0.00%, 10/11/12		142	94,430
76.53%, 7/25/14 (g)(h)		179	98,450
			470,070
Ireland — 0.1%
Ono Finance II Plc, 10.88%, 7/15/19 (d)		150	143,250
Luxembourg — 0.3%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (d)	EUR	100	148,494
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	206	227,115
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (d)		200	203,750
TNK-BP Finance SA, Series 2, 7.50%, 7/18/16 (d)		100	115,750
			695,109
Malaysia — 0.0%
Paka Capital Ltd., 2.43%, 3/12/13 (h)(g)		100	103,000
Mexico — 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (d)		150	152,625
Netherlands — 0.6%
Bio City Development Co. BV, 8.00%, 7/06/18 (d)(h)		800	799,000
New World Resources NV, 7.88%, 5/01/18	EUR	50	68,209
Rabobank Nederland, 3.38%, 1/19/17	USD	244	262,126
Volkswagen International Finance NV, 5.50%, 11/09/15 (d)(h)	EUR	300	433,354
			1,562,689
Singapore — 0.7%
CapitaLand Ltd. (h):
2.10%, 11/15/16	SGD	250	205,937
3.13%, 3/05/18		250	220,263
2.95%, 6/20/22		750	607,835
Keppel Land Ltd., 2.50%, 6/23/13 (h)	SGD	200	164,545
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	400	358,000
Oversea-Chinese Banking Corp. Ltd., 1.63%, 3/13/15 (d)		200	202,483
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (h)	SGD	250	215,914
			1,974,977
South Korea — 0.2%
Export-Import Bank of Korea, 1.25%, 11/20/15	USD	200	200,332
Zeus Cayman, 6.44%, 8/19/13 (g)(h)	JPY	42,000	472,673
			673,005
Switzerland — 0.1%
Credit Suisse Group Guernsey V Ltd., Series B, 4.00%, 3/29/13 (h)	CHF	145	216,873
UBS AG, Series BKNT, 5.88%, 12/20/17	USD	100	119,026
			335,899
United Arab Emirates — 0.4%
Dana Gas Sukuk, Ltd., 7.50%, 10/31/13		1,120	901,712
Pyrus Ltd., 7.50%, 12/20/15 (d)(h)		200	224,200
			1,125,912

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United Kingdom — 0.6%
Barclays Bank Plc, 7.63%, 11/21/22	USD	500	$499,375
BAT International Finance Plc, 2.13%, 6/07/17 (d)		162	165,995
Delta Topco Ltd., 10.00%, 11/24/60		284	289,518
Essar Energy Plc, 4.25%, 2/01/16 (h)		200	144,060
Lloyds TSB Bank Plc, 13.00% (e)(i)	GBP	255	601,211
			1,700,159
United States — 2.3%
Ally Financial, Inc., 4.50%, 2/11/14	USD	127	130,651
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		122	123,285
Bank of America Corp., 1.50%, 10/09/15		355	356,815
Building Materials Corp. of America, 6.88%, 8/15/18 (d)		38	41,040
Cablevision Systems Corp., 5.88%, 9/15/22		101	101,126
CCO Holdings LLC, 5.25%, 9/30/22		238	240,975
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		500	504,687
CONSOL Energy, Inc., 8.00%, 4/01/17		270	292,275
Cricket Communications, Inc., 7.75%, 10/15/20		101	103,020
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		82	78,003
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		75	117,656
DaVita, Inc.:
6.38%, 11/01/18		68	72,930
6.63%, 11/01/20		50	54,375
DJO Finance LLC, 9.75%, 10/15/17		12	10,680
Electronic Arts, Inc., 0.75%, 7/15/16 (h)		89	82,047
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		100	111,504
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		60	63,113
General Electric Capital Corp.:
5.63%, 5/01/18		159	188,818
Series B, 6.25%(e)(i)		200	217,796
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16		286	482,267
Hologic, Inc., 2.00%, 12/15/37 (h)(j)		378	421,470
HSBC USA, Inc., 1.63%, 1/16/18		162	162,147
Hughes Satellite Systems Corp.:
6.50%, 6/15/19		127	140,018
7.63%, 6/15/21		58	65,975
Hyundai Capital America (d):
1.63%, 10/02/15		63	63,379
2.13%, 10/02/17		101	101,723
JPMorgan Chase Bank NA, 0.64%, 6/13/16 (e)		250	243,041
Linn Energy LLC, 7.75%, 2/01/21		108	115,020
Morgan Stanley:
4.75%, 3/22/17		63	68,731
4.88%, 11/01/22		33	34,168
Mylan, Inc., 3.75%, 9/15/15 (h)		240	510,150
Phibro Animal Health Corp., 9.25%, 7/01/18 (d)		18	18,000
Reliance Holdings USA, Inc., 4.50%, 10/19/20 (d)		250	261,766
Stillwater Mining Co., Series SWC, 1.75%, 10/15/32 (h)		17	19,816
SunGard Data Systems, Inc., 7.38%, 11/15/18		144	154,260
Take-Two Interactive Software, Inc. (h):
4.38%, 6/01/14		57	69,219
1.75%, 12/01/16		245	233,056
Texas Industries, Inc., 9.25% 8/15/20		189	202,702
			6,257,704
Total Corporate Bonds — 6.5%			17,374,990

Floating Rate Loan Interests (e)		Par (000)	Value
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 8.75%, 9/20/14	USD	96	$94,520
Chile — 0.1%
GNL Quintero SA, Term Loan, 1.32%, 6/20/23		198	170,996
United Kingdom — 0.2%
Delta Debtco, Ltd., Term Loan, 14.00%, 10/30/19		470	473,408
United States — 0.2%
Hamilton Sundstrand Industrial First Lien Term Loan, 5.00%, 12/13/19		100	100,864
Navistar International Corp., Term Loan B, 7.00%, 8/17/17		41	41,303
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		242	244,675
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16 (k)		251	257,447
			644,289
Total Floating Rate Loan Interests — 0.5%			1,383,213

Foreign Agency Obligations
Australia Government Bond:
5.50%, 12/15/13	AUD	716	763,501
5.75%, 5/15/21		1,085	1,342,169
5.75%, 7/15/22		318	398,155
5.50%, 4/21/23		2,338	2,895,265
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	1,706	2,274,788
Series F, 10.00%, 1/01/21		3,623	1,777,264
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	1,904	2,964,828
3.50%, 7/04/19		1,495	2,330,658
Canadian Government Bond:
4.00%, 6/01/16	CAD	271	296,877
1.50%, 3/01/17		481	486,329
3.50%, 6/01/20		351	398,687
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	1,550	201,148
2.03%, 3/18/13		2,550	330,321
1.67%, 3/24/14		1,250	164,312
3.51%, 12/08/14		2,450	336,652
1.69%, 12/22/14		1,250	166,149
Malaysia Government Bond:
3.21%, 5/31/13	MYR	1,602	524,188
3.46%, 7/31/13		955	313,020
5.09%, 4/30/14		1,659	556,873
Netherlands Government Bond, 1.00%, 2/24/17 (d)	USD	320	322,565
Poland Government Bond, 3.00%, 8/24/16	PLN	1,112	387,311
Switzerland Government Bond:
2.00%, 4/28/21	CHF	114	141,707
2.00%, 5/25/22		85	106,317
4.00%, 2/11/23		162	237,460
Turkey Government Bond:
6.14%, 2/20/13 (g)	TRY	306	170,292
6.23%, 5/15/13 (g)		702	384,480
7.50%, 9/24/14		1,052	603,118
United Kingdom Gilt, 4.75%, 3/07/20	GBP	1,850	3,710,475
Total Foreign Agency Obligations — 9.1%			24,584,909

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	43

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities — 0.1%		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (d)(e)	USD	261	$260,581

US Government Sponsored Agency Securities — 0.1%
Mortgage-Backed Securities — 0.1%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/15/43 (l)		167	174,985

US Treasury Obligations
US Treasury Notes:
2.25%, 3/31/16		2,576	2,729,553
0.63%, 9/30/17		1,301	1,298,562
1.38%, 9/30/18		1,367	1,405,542
1.00%, 9/30/19		1,007	999,878
1.25%, 10/31/19		336	338,682
3.50%, 5/15/20 (m)		4,255	4,940,355
2.63%, 8/15/20		2,238	2,458,043
2.00%, 11/15/21		399	414,118
1.75%, 5/15/22		506	510,489
1.63%, 11/15/22		1,006	994,799
Total US Treasury Obligations — 6.0%			16,090,021
Total Fixed Income Securities — 22.3%			59,868,699

Investment Companies		Shares
United States — 2.6%
ETFS Gold Trust (a)		6,733	1,112,022
ETFS Palladium Trust (a)		2,484	171,942
ETFS Platinum Trust (a)		2,097	317,402
iShares Gold Trust (a)(n)		57,032	927,911
SPDR Gold Shares (a)		27,566	4,465,968
			6,995,245
Vietnam — 0.0%
Vinaland Ltd. (a)		3,947	1,520
Total Investment Companies — 2.6%			6,996,765

Preferred Securities		Par (000)
Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (d)(e)(i)		39	37,050
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (e)		174	184,074
Total Capital Trusts — 0.1%			221,124

Preferred Stocks		Shares
United Kingdom — 0.2%
HSBC Holdings Plc, 8.00%		6,606	182,062
Royal Bank of Scotland Group Plc:
Series M, 6.40%		4,575	103,349
Series Q, 6.75%		2,350	54,050
Series T, 7.25%		6,421	153,526
			492,987

Preferred Stocks		Shares	Value
United States — 0.6%
Citigroup, Inc., 5.95% (e)		122,000	$123,525
General Motors Co., Series B, 4.75% (h)		6,322	278,990
Health Care REIT, Inc., Series I, 6.50% (h)		3,386	193,645
NextEra Energy, Inc., 5.60% (h)		4,261	212,411
PPL Corp. (h):
8.75%		4	193,106
9.50%		4	208,508
US Bancorp (e):
Series F, 6.50% (e)		5,702	163,305
Series G, 6.00% (e)		3,400	94,316
United Technologies Corp., 7.50% (h)		2,278	126,907
Wells Fargo & Co., Series L, 7.50% (h)		125	153,125
			1,747,838
Total Preferred Stocks — 0.8%			2,240,825

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (e)		11,236	309,798
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (e)		15,282	403,299
Omnicare Capital, Series B, 4.00%, 6/15/33 (h)		2,166	103,927
RBS Capital Funding Trust VII, Series G, 6.08% (a)(f)(i)		4,152	86,029
Total Trust Preferreds — 0.3%			903,053
Total Preferred Securities — 1.2%			3,365,002

Warrants (o)
Australia — 0.0%
TFS Corp., Ltd. (issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 9/03/13, Strike Price AUD 1.28)		124,320	3,879
Canada — 0.0%
Kinross Gold Corp. (issued/exercisable 10/29/08, 1 share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00)		3,427	35
Total Warrants — 0.0%			3,914
Total Long-Term Investments (Cost — $221,260,104) — 86.2%			231,881,494

Short-Term Securities
Foreign Agency Obligations (p)		Par (000)
German Treasury Bil:
(0.08)%, 1/09/13	EUR	170	224,765
(0.08)%, 1/23/13		160	211,572
Japan Treasury Discount Bill:
0.10%, 1/16/13	JPY	50,000	577,111
0.10%, 2/20/13		50,000	577,059
0.09%, 3/11/13		30,000	346,220
0.10%, 3/11/13		50,000	577,033
Mexico Cetes (p):
4.54%, 3/21/13	MXN	11,104	850,989
4.39%, 4/04/13		11,361	869,191
Singapore Treasury Bill:
0.20%, 1/10/13	SGD	253	207,104
0.19%, 1/24/13		681	557,421
0.22%, 1/31/13		1,451	1,187,620
0.28%, 2/07/13		936	766,022
Total Foreign Agency Obligations — 2.6%			6,952,107

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (n)(q)		49,835	$49,835
		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.29% (n)(q)(r)	USD	132	131,800
Total Money Market Funds — 0.1%			181,635

Time Deposits		Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.17%, 1/02/13	CAD	1	1,033
United States — 0.0%
Brown Brothers Harriman & Co., 0.06%, 1/02/13	USD	16	15,991
Total Time Deposits — 0.0%			17,024

US Treasury Obligations
US Treasury Bills (p):
0.06%–0.09%, 1/03/13	USD	2,070	$2,069,990
0.11%, 1/10/13		1,604	1,603,957
0.08%–0.11%, 1/17/13		6,135	6,134,710

US Treasury Obligations		Par (000)	Value
US Treasury Bills (p) (concluded):
0.09%, 1/24/13	USD	615	$614,967
0.08%–0.10%, 2/14/13		6,175	6,174,291
0.07%–0.10%, 2/21/13		3,250	3,249,597
0.07%–0.09%, 3/07/13		1,600	1,599,779
0.03%–0.09%, 3/14/13		6,370	6,369,560
0.04%, 3/21/13		2,000	1,999,848
Total US Treasury Obligations — 11.1%			29,816,699
Total Short-Term Securities (Cost — $37,069,647) — 13.8%			36,967,465

Options Purchased
(Cost — $2,483,245) — 0.6%			1,725,403
Total Investments Before Options Written (Cost — $260,812,996) — 100.6%			270,574,362

Options Written
(Premiums Received — $767,532) — (0.2)%			(634,403)
Total Investments, Net of Options Written — 100.4%			269,939,959
Liabilities in Excess of Other Assets — (0.4)%			(1,052,381)
Net Assets — 100.0%			$268,887,578

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Variable rate security. Rate shown is as of report date.
(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Convertible security.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(k)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(l)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation
Deutsche Bank AG	$174,985	$574

(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	45

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

(n)	Investments in issuers considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	140,603	—	(90,768)[1]	49,835	$49,835	$312	—
BlackRock Liquidity Series LLC, Money Market Series	$155,028	—	$(23,228)[1]	$131,800	$131,800	$1,031	—
iShares Gold Trust	66,631	—	(9,599)	57,032	$927,911	—	$24,511
iShares Silver Trust[2]	2,485	—	(2,485)	—	—	—	$4,000

[1]	Represents net shares/beneficial interest sold.
[2]	No longer held by the Portfolio as of report date.

(o)
Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(q)	Represents the current yield as of report date.
(r)
Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
15	CAC 40 Index	Euronext Paris	January 2013	USD	721,089	$(5,303)
(4)	DAX Index	Eurex Mercantile	March 2013	USD	1,005,605	(1,133)
(1)	FTSE 100 Index	Euronext LIFFE	March 2013	USD	94,998	1,029
6	Nikkei 225 Index	Chicago Mercantile	March 2013	USD	365,153	21,509
(52)	S&P 500 E-Mini Index	Chicago Mercantile	March 2013	USD	3,692,260	(1,087)
(1)	S&P TSE 60 Index	Montreal Exchange	March 2013	USD	143,038	(2,044)
Total						$12,971

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	470	CAD	468	Brown Brothers Harriman & Co.	1/02/13	—
USD	7,330	HKD	56,819	Credit Suisse Group AG	1/02/13	$(1)
USD	9,358	KRW	10,032,165	Brown Brothers Harriman & Co.	1/02/13	(12)
USD	3,918	MYR	12,006	Brown Brothers Harriman & Co.	1/02/13	(8)
BRL	1,672,880	USD	818,635	Deutsche Bank AG	1/03/13	(1,599)
BRL	1,672,880	USD	814,847	Deutsche Bank AG	1/03/13	2,189
USD	800,000	BRL	1,672,880	Deutsche Bank AG	1/03/13	(17,035)
USD	818,635	BRL	1,672,880	Deutsche Bank AG	1/03/13	1,599
USD	543	CAD	540	Brown Brothers Harriman & Co.	1/03/13	(2)
USD	46,243	HKD	358,408	Brown Brothers Harriman & Co.	1/03/13	2
USD	21,501	KRW	22,926,103	Brown Brothers Harriman & Co.	1/03/13	86
USD	3,938	MYR	12,061	Brown Brothers Harriman & Co.	1/03/13	(6)
JPY	994,708	USD	11,591	Deutsche Bank AG	1/04/13	(109)
USD	6,067	MYR	18,509	Brown Brothers Harriman & Co.	1/04/13	14
JPY	746,431	USD	8,644	Brown Brothers Harriman & Co.	1/08/13	(29)
USD	207,696	EUR	170,280	Credit Suisse Group AG	1/09/13	(17,076)
USD	754,661	GBP	468,850	JPMorgan Chase & Co.	1/10/13	(6,948)
USD	437,639	AUD	419,195	Deutsche Bank AG	1/11/13	2,585
USD	1,276,632	EUR	975,288	Credit Suisse Group AG	1/11/13	(10,787)
USD	1,243,145	GBP	771,900	Deutsche Bank AG	1/11/13	(10,741)
USD	638,016	JPY	50,000,000	UBS AG	1/16/13	60,839
USD	17,849	EUR	13,734	UBS AG	1/17/13	(281)
USD	314,907	GBP	195,500	JPMorgan Chase & Co.	1/17/13	(2,661)
CHF	349,791	EUR	289,562	UBS AG	1/18/13	284
USD	307,667	GBP	190,600	Deutsche Bank AG	1/18/13	(1,941)
USD	411,279	GBP	255,000	Goldman Sachs Group, Inc.	1/18/13	(2,939)
USD	195,548	EUR	160,280	Credit Suisse Group AG	1/23/13	(16,050)
USD	1,188,826	EUR	899,270	Credit Suisse Group AG	1/24/13	1,621

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of December 31, 2012 (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	541,099	SGD	681,000	UBS AG	1/24/13	$(16,363)
CHF	725,118	EUR	600,000	Credit Suisse Group AG	1/25/13	1,004
EUR	510,000	JPY	55,801,395	Barclays Plc	2/01/13	29,111
EUR	510,000	JPY	55,640,490	Deutsche Bank AG	2/01/13	30,968
JPY	28,560,250	EUR	250,000	Barclays Plc	2/01/13	(339)
USD	960,108	EUR	734,252	Deutsche Bank AG	2/01/13	(9,308)
USD	811,290	BRL	1,672,880	Deutsche Bank AG	2/04/13	(2,308)
USD	754,413	SGD	936,000	UBS AG	2/07/13	(11,770)
USD	635,760	JPY	50,000,000	UBS AG	2/20/13	58,420
USD	168,657	TRY	306,400	Barclays Plc	2/20/13	(1,992)
USD	364,078	JPY	30,000,000	Deutsche Bank AG	3/11/13	17,621
USD	626,488	JPY	50,000,000	Deutsche Bank AG	3/11/13	49,060
USD	830,476	MXN	11,104,300	Credit Suisse Group AG	3/21/13	(22,458)
USD	878,684	MXN	11,360,500	Deutsche Bank AG	4/04/13	7,251
USD	253,825	TRY	466,124	Credit Suisse Group AG	5/15/13	(3,025)
USD	127,966	TRY	235,586	Credit Suisse Group AG	5/15/13	(1,849)
Total						$105,017

•	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Murphy Oil Corp.	Call	USD	62.50	1/19/13	66	$3,300
Apple, Inc.	Call	USD	635.00	2/16/13	13	5,298
S&P 500 Index	Call	USD	1,520.00	2/16/13	4	700
Anadarko Petroleum Corp.	Call	USD	75.00	3/16/13	139	60,117
Anadarko Petroleum Corp.	Call	USD	80.00	5/18/13	66	26,895
CONSOL Energy, Inc.	Put	USD	31.00	1/19/13	130	8,645
Hess Corp	Put	USD	47.50	1/19/13	195	6,825
S&P 500 Index	Put	USD	1,410.00	1/19/13	13	17,615
Total						$129,395

•	Over-the-counter options purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	18.00	1/16/13	11,200	—	$14,000
Talisman Energy, Inc.	Citigroup, Inc.	Call	USD	13.00	4/19/13	26,498	—	6,398
Taiwan Taiex Index	Credit Suisse Group AG	Call	TWD	8,807.55	9/18/13	494	—	871
Nikkei 225 Index	Bank of America Corp.	Call	JPY	9,600.00	12/13/13	75	—	96,981
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	9,400.00	12/13/13	75	—	106,994
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	JPY	9,400.00	12/13/13	75	—	106,994
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	10	—	5,780
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	38	—	21,963
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,617.63	12/13/13	70	—	89,716
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,354.06	12/13/13	75	—	109,368
Taiwan Taiex Index	Citigroup, Inc.	Call	TWD	7,249.48	12/18/13	57	—	32,237
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	8,646.11	12/18/13	1,653	—	3,794
Taiwan Taiex Index	JPMorgan Chase & Co.	Call	TWD	7,057.00	12/18/13	38	—	25,522
Activision Blizzard, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	20,532	—	197
Aetna, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	14,902	—	17,370
Agnico-Eagle Mines, Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	15,341	—	11,629
Alcoa, Inc.	Goldman Sachs Group, Inc.	Call	USD	15.00	1/17/14	37,091	—	2,664
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	18,192	—	1,888
Autozone, Inc.	Goldman Sachs Group, Inc.	Call	USD	550.00	1/17/14	1,556	—	732
Bank of America Corp.	Goldman Sachs Group, Inc.	Call	USD	17.00	1/17/14	82,791	—	31,036
Barrick Gold Corp.	Deutsche Bank AG	Call	USD	80.00	1/17/14	82,692	—	4,070
Best Buy Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	44,707	—	3,894
Boeing Co.	Goldman Sachs Group, Inc.	Call	USD	110.00	1/17/14	13,247	—	1,994
Boston Scientific Corp.	Goldman Sachs Group, Inc.	Call	USD	10.00	1/17/14	37,422	—	3,459
Bristol-Myers Squibb Co.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	37,090	—	1,412
Broadcom Corp.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	19,870	—	5,856
Caterpillar, Inc.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	21,526	—	11,615

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	47

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

Over-the-counter options purchased as of December 31, 2012 (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Cisco Systems, Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	82,791		—	9,466
Citigroup, Inc.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	82,791		—	197,398
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	7,279		—	7,418
Corning, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	41,396		—	5,794
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	21,600		—	4,450
EMC Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	57,954		—	7,720
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	5,784		—	285
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	3,654		—	2,726
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs Group, Inc.	Call	USD	65.00	1/17/14	44,707		—	4,028
General Electric Co.	Goldman Sachs Group, Inc.	Call	USD	35.00	1/17/14	82,791		—	973
Goldcorp, Inc.	Deutsche Bank AG	Call	USD	80.00	1/17/14	51,703		—	5,555
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	44,654		—	3,389
Halliburton Co.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	31,461		—	8,177
Harmony Gold Mining Co., Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,389		—	3,042
Hewlett-Packard Co.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	82,791		—	7,877
Humana, Inc.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	6,623		—	1,004
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	19,209		—	2,063
Intel Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	82,791		—	1,036
International Business Machines Co.	Goldman Sachs Group, Inc.	Call	USD	295.00	1/17/14	8,610		—	321
J.C. Penney Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	23,182		—	7,559
JPMorgan Chase & Co.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	82,791		—	46,555
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	82,692		—	8,226
Las Vegas Sands Corp.	Goldman Sachs Group, Inc.	Call	USD	77.25	1/17/14	29,805		—	14,502
Lowes Cos.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	66,233		—	54,019
Mastercard, Inc.	Goldman Sachs Group, Inc.	Call	USD	660.00	1/17/14	2,484		—	11,687
Marvell Technology Group Ltd.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	48,019		—	1,023
McDonalds Corp.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	14,902		—	520
Microsoft Corp.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	82,791		—	4,320
Monster Beverage Corp.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	11,591		—	4,958
NetApp, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	27,156		—	8,619
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	12,251		—	3,715
Newmont Mining Corp.	Deutsche Bank AG	Call	USD	90.00	1/17/14	66,154		—	17,312
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	11,322		—	1,177
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	20,658		—	464
Priceline.com, Inc.	Goldman Sachs Group, Inc.	Call	USD	1,000.00	1/17/14	3,312		—	24,757
Qualcomm, Inc.	Goldman Sachs Group, Inc.	Call	USD	95.00	1/17/14	33,117		—	11,103
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	2,788		—	5,095
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	2,748		—	4,378
Safeway, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	19,870		—	4,840
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	1,810		—	800
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	11,797		—	957
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	5,058		—	1,813
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	20,745		—	26,990
Staples, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	72,856		—	2,546
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	4,967		—	4,243
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	13,231		—	3,278
UnitedHealth Group, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	16,558		—	2,554
United Technologies Corp.	Goldman Sachs Group, Inc.	Call	USD	120.00	1/17/14	12,584		—	1,880
Visa, Inc.	Goldman Sachs Group, Inc.	Call	USD	190.00	1/17/14	7,617		—	33,164
Western Union Co.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	11,591		—	2
Yum! Brands, Inc.	Goldman Sachs Group, Inc.	Call	USD	100.00	1/17/14	11,591		—	4,625
Yahoo!, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	57,954		—	50,294
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	49,656		—	12,657
Nikkei 225 Index	BNP Paribas SA	Call	JPY	9,685.15	3/14/14	76		—	100,714
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	93.80	3/14/14	3,984		—	65,338
S&P 500 Index	Goldman Sachs Group, Inc.	Put	USD	1,375.68	1/18/13	476		—	3,271
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	781.49	1/18/13	510		—	1,229
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,373.62	1/18/13	954		—	6,268
Russell 2000 Index	BNP Paribas SA	Put	USD	782.61	2/15/13	510		—	3,935
S&P 500 Index	Deutsche Bank AG	Put	USD	1,372.24	2/15/13	477		—	7,758
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,372.50	3/15/13	477		—	10,975
EUR Currency	Credit Suisse Group AG	Put	EUR	1.20	6/03/13	—	EUR	2,040	6,363
KOSPI Index	Citigroup, Inc.	Put	USD	243.53	12/12/13	18		—	18,369
Total									$1,596,008

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

•	Exchange-traded options written as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Activision Blizzard, Inc.	Call	USD	12.50	1/19/13	70	$(280)
Alcoa, Inc.	Call	USD	10.00	1/19/13	217	(542)
Mattel, Inc.	Call	USD	35.00	1/19/13	23	(4,140)
Murphy Oil Corp.	Call	USD	67.50	1/19/13	66	(660)
Oracle Corp.	Call	USD	34.00	1/19/13	123	(4,305)
Phillips 66	Call	USD	48.00	1/19/13	132	(69,960)
Sandisk Corp.	Call	USD	45.00	1/19/13	66	(5,577)
Valeant Pharmaceuticals International, Inc.	Call	USD	50.00	1/19/13	16	(16,160)
Vertex Pharmaceuticals, Inc.	Call	USD	40.00	1/19/13	42	(11,130)
Electronic Arts, Inc.	Call	USD	17.00	3/16/13	88	(2,244)
Kraft Foods Group, Inc.	Call	USD	47.50	3/16/13	28	(1,470)
Marathon Oil Corp.	Call	USD	67.50	4/20/13	66	(17,160)
PulteGroup, Inc.	Call	USD	19.00	4/20/13	66	(9,537)
Oracle Corp.	Call	USD	35.00	6/22/13	130	(18,525)
The Procter & Gamble Co.	Call	USD	72.50	7/20/13	177	(14,426)
CONSOL Energy, Inc.	Put	USD	25.00	1/19/13	271	(1,762)
Devon Energy Corp.	Put	USD	50.00	1/19/13	65	(3,445)
Mattel, Inc.	Put	USD	25.00	1/19/13	111	(555)
Murphy Oil Corp.	Put	USD	55.00	1/19/13	20	(550)
S&P 500 Index	Put	USD	1,335.00	1/19/13	13	(4,160)
Occidental Petroleum Corp.	Put	USD	70.00	2/16/13	65	(5,720)
Total						$(192,308)

•	Over-the-counter barrier options written as of December 31, 2012 were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Goldman Sachs Group, Inc.	USD	1,199.27	USD	1,128.76	1/18/13	476	$(93)

•	Over-the-counter options written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	28.00	1/16/13	11,200		—	$(2,520)
Canon Inc.	Deutsche Bank AG	Call	JPY	2,749.56	1/18/13	2,508		—	(17,460)
Mead Johnson Nutrition Co.	Morgan Stanley	Call	USD	100.00	1/18/13	7,276		—	(1,310)
Mitsui Fudosan Co., Ltd.	Citigroup, Inc.	Call	JPY	1,521.73	1/18/13	2,800		—	(19,318)
Yamada Denki Co., Ltd.	Citigroup, Inc.	Call	JPY	4,347.00	1/18/13	1,100		—	(5)
Russell 2000 Index	BNP Paribas SA	Call	USD	854.05	2/15/13	255		—	(5,298)
S&P 500 Index	Deutsche Bank AG	Call	USD	1,520.01	2/15/13	477		—	(735)
EUR Currency	Credit Suisse Group AG	Call	EUR	1.40	6/03/13	—	EUR	2,040	(11,554)
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	11,000.00	12/13/13	75		—	(43,347)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Call	JPY	11,000.00	12/13/13	27		—	(15,605)
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	701.34	1/18/13	510		—	(175)
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,197.51	1/18/13	954		—	(181)
Russell 2000 Index	BNP Paribas SA	Put	USD	702.35	2/15/13	510		—	(949)
S&P 500 Index	Deutsche Bank AG	Put	USD	1,196.31	2/15/13	477		—	(905)
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Call	USD	111.44	3/14/14	3,984		—	(34,501)
Nikkei 225 Index	BNP Paribas SA	Call	JPY	11,291.35	3/14/14	53		—	(30,424)
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,231.73	3/15/13	477		—	(3,434)
Whiting Petroleum Corp.	Morgan Stanley	Put	USD	40.00	3/15/13	1,700		—	(2,932)
Nikkei 225 Index	Bank of America Corp.	Put	JPY	8,286.96	12/13/13	75		—	(18,792)
Nikkei 225 Index	Citigroup, Inc.	Put	JPY	8,305.01	12/13/13	75		—	(19,020)
Nikkei 225 Index	Goldman Sachs Group, Inc.	Put	JPY	9,200.00	12/13/13	75		—	(34,018)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	JPY	8,592.09	12/13/13	75		—	(23,003)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	JPY	8,808.23	12/13/13	70		—	(24,720)
Taiwan Taiex Index	Citigroup, Inc.	Put	TWD	6,524.53	12/18/13	57		—	(15,310)
Taiwan Taiex Index	JPMorgan Chase & Co.	Put	TWD	5,758.51	12/18/13	38		—	(4,497)
S&P 500 Index	Citigroup, Inc.	Put	USD	1,149.60	12/20/13	305		—	(10,244)
Mead Johnson Nutrition Co.	Morgan Stanley	Put	USD	60.00	1/17/14	7,276		—	(35,289)
Nikkei 225 Index	BNP Paribas SA	Put	JPY	9,300.00	3/14/14	76		—	(44,494)
Goldman Sachs JPY Weak Yen Index	Goldman Sachs Group, Inc.	Put	USD	83.58	3/14/14	3,984		—	(21,953)
Total									$(441,993)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	49

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

•	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	Morgan Stanley	Put	3.15%	Receive	6-month JPY LIBOR	4/30/13	JPY	124,318	$(9)

•	Credit default swaps — sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Deutsche Bank AG.	12/20/17	A-	USD	668	$(559)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	334	(257)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	Goldman Sachs Group, Inc.	12/20/17	A-	USD	334	(48)
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	336	383
Dow Jones CDX North America Investment Grade, Series 19	1.00%	JPMorgan Chase & Co.	12/20/17	A-	USD	672	(842)
Total							$(1,323)
[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%[3]	3-Month LIBOR	Deutsche Bank AG.	9/14/15	USD	1,686	$(895)
0.50%[3]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/15	USD	1,658	492
1.28%[4]	3-Month LIBOR	UBS AG	6/22/16	USD	804	3,047
1.30%[4]	3-Month LIBOR	Deutsche Bank AG	8/17/16	USD	837	2,817
1.35%[4]	3-Month LIBOR	Deutsche Bank AG	8/24/16	USD	883	3,330
1.01%[4]	3-Month LIBOR	Deutsche Bank AG	9/27/16	USD	6,700	162
1.00%[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/16	USD	6,724	(743)
1.55%[4]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/17	USD	3,362	(973)
1.55%[4]	3-Month LIBOR	JPMorgan Chase & Co.	10/04/17	USD	3,363	(1,165)
1.24%[4]	3-Month LIBOR	Deutsche Bank AG	9/14/18	USD	675	4,670
1.19%[4]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/18	USD	680	2,784
Total						$13,526
[3]	Fund pays the fixed rate and receives the floating rate.
[4]	Fund pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount		Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY 14,748,300[5]	Citigroup, Inc.	3/31/14	JPY	9	$11,473
[5]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policyregarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$167,680	—	—	$167,680
Australia	—	$1,010,590	—	1,010,590
Belgium	131,233	30,653	—	161,886
Brazil	3,099,281	—	—	3,099,281
Canada	6,958,019	—	—	6,958,019
Chile	128,998	—	—	128,998
China	203,144	1,439,931	—	1,643,075
Denmark	—	151,453	—	151,453
France	690,806	3,975,410	—	4,666,216
Germany	182,540	5,722,891	—	5,905,431
Hong Kong	—	716,704	—	716,704
Indonesia	—	79,738	—	79,738
Ireland	335,353	—	—	335,353
Israel	315,526	—	—	315,526
Italy	—	1,812,401	—	1,812,401
Japan	—	18,567,292	—	18,567,292
Kazakhstan	303,876	—	—	303,876
Malaysia	192,407	1,015,551	—	1,207,958
Mexico	918,965	—	—	918,965
Netherlands	648,457	1,130,650	—	1,779,107
Norway	—	136,911	—	136,911
Philippines	114,956	—	—	114,956
Portugal	97,003	—	—	97,003
Russia	298,895	313,826	—	612,721
Singapore	—	1,597,935	—	1,597,935
South Africa	180,610	87,394	—	268,004
South Korea	282,030	2,505,866	—	2,787,896
Spain	—	663,847	—	663,847
Sweden	—	257,190	—	257,190
Switzerland	83,438	3,868,272	—	3,951,710
Taiwan	215,158	812,851	—	1,028,009
Thailand	868,874	—	—	868,874
United Arab Emirates	—	84,570	—	84,570
United Kingdom	1,839,771	7,435,905	$209,317	9,484,993
United States	89,295,996	107,100	359,850	89,762,946
Corporate Bonds	—	15,872,218	1,502,772	17,374,990
Floating Rate Loan Interests	—	236,687	1,146,526	1,383,213
Foreign Agency Obligations	—	24,584,909	—	24,584,909
Non-Agency Mortgage-Backed Securities	—	260,581	—	260,581
US Government Sponsored Agency Securities	—	174,985	—	174,985
US Treasury Obligations	—	16,090,021	—	16,090,021
Investment Companies	6,996,765	—	—	6,996,765
Preferred Securities	3,020,353	344,649	—	3,365,002
Warrants	35	3,879	—	3,914
Short-Term Securities:
Foreign Agency Obligations	—	6,952,107	—	6,952,107
Money Market Funds	49,835	131,800	—	181,635
Time Deposits	—	17,024	—	17,024
US Treasury Obligations	—	29,816,699	—	29,816,699
Options Purchased:
Equity contracts	143,395	1,575,645	—	1,719,040
Foreign currency exchange contracts	—	6,363	—	6,363
Total	$117,763,399	$149,592,498	$3,218,465	$270,574,362

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	51

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Credit contracts	—	$383	—	$383
Equity contracts	$22,538	11,473	—	34,011
Foreign currency exchange contracts	—	262,654	—	262,654
Interest rate contracts	—	17,302	—	17,302
Liabilities:
Credit contracts	—	(1,706)	—	(1,706)
Equity contracts	(204,395)	(428,011)	—	(632,406)
Foreign currency exchange contracts	—	(169,191)	—	(169,191)
Interest rate contracts	—	(3,785)	—	(3,785)
Total	$(181,857)	$(310,881)	—	$(492,738)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,258	—	—	$7,258
Foreign currency at value	24,783	—	—	24,783
Liabilities:
Cash received as collateral for swaps and written options	—	$(1,200,000)	—	(1,200,000)
Collateral on securities loaned at value	—	(131,800)	—	(131,800)
Total	$32,041	$(1,331,800)	—	$(1,299,759)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2011	$137	$2,266,255	$809,234	$3,075,626
Transfers into Level 3[2]	—	235,988	—	235,988
Transfers out of Level 3[2]	—	(176,550)	—	(176,550)
Accrued discounts/premiums	—	(23,430)	2,079	(21,351)
Net realized gain (loss)	—	339,279	1,874	341,153
Net change in unrealized appreciation/depreciation[3]	(18,818)	(338,133)	26,104	(330,847)
Purchases	587,848	368,736	638,943	1,595,527
Sales	—	(1,169,373)	(331,708)	(1,501,081)
Closing Balance, as of December 31, 2012	$569,167	$1,502,772	$1,146,526	$3,218,465
[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $(59,520).

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Global Allocation Portfolio Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:
	Equity Contracts
	Assets	Liabilities	Total
Opening Balance, as of December 31, 2011	$281,440	$(881,620)	$(600,180)
Transfers in1	—	—	—
Transfers out[1]	(13,660)	—	(13,660)
Accrued discounts/ premium	—	—	—
Net realized gain (loss)	(428,436)	(44,499)	(472,935)
Net change in unrealized appreciation/ depreciation[2]	339,894	255,366	595,260
Purchases	—	—	—
Issues[3]	—	—	—
Sales	(179,238)	—	(179,238)
Settlements[4]	—	670,753	670,753
Closing Balance, as of December 31, 2012	—	—	—
[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2012 was $0
[3]	Issuances represent upfront cash received on certain derivative financial instruments.
[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	53

BlackRock High Yield Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 0.0%
Ironwood Pharmaceuticals, Inc. (a)	1,250	$13,863
Capital Markets — 0.7%
American Capital Ltd. (a)	29,504	354,048
Chemicals — 0.3%
ADA-ES, Inc. (a)	330	5,570
CF Industries Holdings, Inc.	300	60,948
Huntsman Corp.	5,000	79,500
		146,018
Commercial Banks — 0.5%
CIT Group, Inc. (a)	6,264	242,041
Diversified Telecommunication Services — 0.1%
Broadview Networks Holdings, Inc.	5,362	35,872
Electrical Equipment — 0.0%
Medis Technologies Ltd. (a)	14,935	55
Hotels, Restaurants & Leisure — 0.0%
Travelport Worldwide Ltd.	15,059	151
Insurance — 1.0%
American International Group, Inc. (a)	13,433	474,223
Media — 0.7%
Charter Communications, Inc., Class A (a)	4,830	368,239
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd. (a)	54,871	148,941
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	42,537
		191,478
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Ltd. (a)	747	8,224
NXP Semiconductors NV (a)	1,634	43,089
		51,313
Software — 0.0%
Bankruptcy Management Solutions, Inc.	117	2
Total Common Stocks — 3.8%		1,877,303

Corporate Bonds	Par (000)
Aerospace & Defense — 0.5%
Huntington Ingalls Industries, Inc.:
6.88%, 3/15/18	$50	54,375
7.13%, 3/15/21	90	97,875
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	104	114,140
		266,390
Air Freight & Logistics — 0.4%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	109	109,843
Series 2, 12.38%, 8/16/15	110	111,182
		221,025
Airlines — 0.9%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 4/15/23	95	98,514
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18	160	160,800
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18	36	40,284
US Airways Pass-Through Trust:
Series 2012-1, Class C, 9.13%, 10/01/15	80	82,500
Series 2012-2, Class B, 6.75%, 6/03/21	75	76,875
		458,973

Corporate Bonds	Par (000)	Value
Auto Components — 1.6%
Delphi Corp., 6.13%, 5/15/21	$30	$33,300
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(c)(d)	50	50,375
8.00%, 1/15/18	570	612,037
IDQ Holdings, Inc., 11.50%, 4/01/17 (b)	85	91,588
		787,300
Building Products — 0.6%
Building Materials Corp. of America (b):
7.00%, 2/15/20	60	65,400
6.75%, 5/01/21	30	33,150
Momentive Performance Materials, Inc., 8.88%, 10/15/20 (b)	60	60,600
USG Corp., 9.75%, 1/15/18	110	124,575
		283,725
Capital Markets — 0.5%
E*Trade Financial Corp. (d)(e):
1.70%, 8/31/19 (b)	37	33,046
Series A, 1.70%, 8/31/19	1	893
KKR Group Finance Co. LLC, 6.38%, 9/29/20 (b)	120	139,267
Nuveen Investments, Inc., 9.13%, 10/15/17 (b)	51	50,107
		223,313
Chemicals — 3.5%
Ashland, Inc., 4.75%, 8/15/22 (b)	55	57,200
Celanese US Holdings LLC, 5.88%, 6/15/21	105	117,600
Huntsman International LLC:
8.63%, 3/15/20	15	16,988
4.88%, 11/15/20 (b)	85	85,956
8.63%, 3/15/21	65	74,262
INEOS Finance Plc (b):
8.38%, 2/15/19	100	107,750
7.50%, 5/01/20	75	78,562
Kraton Polymers LLC, 6.75%, 3/01/19	25	25,844
LyondellBasell Industries NV, 5.75%, 4/15/24	280	329,000
Nexeo Solutions LLC, 8.38%, 3/01/18	35	33,075
NOVA Chemicals Corp., 8.63%, 11/01/19	115	130,525
Nufarm Australia Ltd., 6.38%, 10/15/19 (b)	45	47,025
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (b)	200	218,500
PolyOne Corp., 7.38%, 9/15/20	40	43,700
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	65	67,275
Tronox Finance LLC, 6.38%, 8/15/20 (b)	280	282,800
		1,716,062
Commercial Banks — 0.6%
CIT Group, Inc.:
5.25%, 3/15/18	100	107,000
6.63%, 4/01/18 (b)	15	16,950
5.50%, 2/15/19 (b)	80	87,200
5.00%, 8/15/22	90	95,969
Eksportfinans ASA, 0.55%, 4/05/13 (c)	15	14,929
		322,048
Commercial Services & Supplies — 1.7%
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (b)	33	34,650
ARAMARK Corp., 3.81%, 2/01/15 (c)	110	109,587
ARAMARK Holdings Corp., 8.63%, 5/01/16 (b)(f)	40	40,950
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)	110	113,707
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	3	3,143
Casella Waste Systems, Inc., 7.75%, 2/15/19	42	39,900
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18 (b)	40	40,300
Clean Harbors, Inc.:
5.25%, 8/01/20	97	101,123
5.13%, 6/01/21 (b)	40	41,400

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies (concluded)
Covanta Holding Corp., 6.38%, 10/01/22	$45	$48,869
International Lease Finance Corp., 8.63%, 9/15/15	30	33,713
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (b)	7	7,350
Mobile Mini, Inc., 7.88%, 12/01/20	50	54,875
RSC Equipment Rental, Inc., 8.25%, 2/01/21	147	165,742
		835,309
Communications Equipment — 1.0%
Alcatel-Lucent USA, Inc.:
6.50%, 1/15/28	10	7,525
6.45%, 3/15/29	32	24,320
Avaya, Inc., 9.75%, 11/01/15	100	89,000
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20	180	200,250
10.13%, 7/01/20	150	170,625
		491,720
Computers & Peripherals — 0.2%
EMC Corp., Series B, 1.75%, 12/01/13 (d)	36	57,465
SanDisk Corp., 1.50%, 8/15/17 (d)	50	58,000
		115,465
Construction & Engineering — 0.2%
Boart Longyear Management Property Ltd., 7.00%, 4/01/21 (b)	45	45,675
H&E Equipment Services, Inc., 7.00%, 9/01/22 (b)	60	63,900
		109,575
Construction Materials — 1.8%
HD Supply, Inc. (b):
8.13%, 4/15/19	131	149,340
11.00%, 4/15/20	260	306,800
11.50%, 7/15/20	380	427,975
		884,115
Containers & Packaging — 1.0%
Ardagh Packaging Finance Plc, 9.13%, 10/15/20 (b)	200	217,000
Berry Plastics Corp.:
4.18%, 9/15/14 (c)	55	55,000
8.25%, 11/15/15	45	47,025
9.75%, 1/15/21	25	28,813
Graphic Packaging International, Inc., 7.88%, 10/01/18	40	44,200
Greif, Inc., 7.75%, 8/01/19	50	57,750
Tekni-Plex, Inc., 9.75%, 6/01/19 (b)	50	54,500
		504,288
Distributors — 0.0%
VWR Funding, Inc., 7.25%, 9/15/17 (b)	15	15,750
Diversified Consumer Services — 1.0%
313 Group, Inc. (b):
6.38%, 12/01/19	74	73,352
8.75%, 12/01/20	204	200,430
Laureate Education, Inc., 9.25%, 9/01/19 (b)	140	146,300
ServiceMaster Co., 8.00%, 2/15/20	55	57,338
		477,420
Diversified Financial Services — 2.8%
Aircastle Ltd.:
6.75%, 4/15/17	55	58,850
6.25%, 12/01/19 (b)	38	39,615
Ally Financial, Inc., 8.00%, 11/01/31	201	254,516
CNG Holdings, Inc., 9.38%, 5/15/20 (b)	50	50,750
DPL, Inc., 7.25%, 10/15/21	80	85,600
General Motors Financial Co., Inc., 6.75%, 6/01/18	20	22,944

Corporate Bonds	Par (000)	Value
Diversified Financial Services (concluded)
Lehman Brothers Holdings, Inc. (a)(g):
1.00%, 5/17/13	$110	$25,712
1.00%, 9/22/18	30	7,013
Leucadia National Corp., 8.13%, 9/15/15	144	162,000
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19	190	211,375
5.75%, 10/15/20 (b)	235	242,637
6.88%, 2/15/21	100	107,750
WMG Acquisition Corp.:
11.50%, 10/01/18	84	97,020
6.00%, 1/15/21 (b)	45	47,475
		1,413,257
Diversified Telecommunication Services — 2.0%
Broadview Networks Holdings, Inc., 10.50%, 11/15/17	83	78,375
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., 6.38%, 9/15/20 (b)	80	83,300
Consolidated Communications Finance Co., 10.88%, 6/01/20 (b)	65	71,500
ITC Deltacom, Inc., 10.50%, 4/01/16	58	62,060
Level 3 Communications, Inc.:
6.50%, 10/01/16 (d)	55	77,791
8.88%, 6/01/19 (b)	55	58,575
Level 3 Financing, Inc.:
8.13%, 7/01/19	235	256,150
7.00%, 6/01/20 (b)	73	76,285
8.63%, 7/15/20	100	111,000
tw telecom holdings, Inc., 5.38%, 10/01/22 (b)	55	57,612
Windstream Corp., 7.88%, 11/01/17	70	78,750
		1,011,398
Electric Utilities — 0.4%
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)	97	82,559
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17	84	91,610
		174,169
Electrical Equipment — 0.4%
Belden, Inc., 5.50%, 9/01/22 (b)	70	71,925
General Cable Corp., 5.75%, 10/01/22 (b)	110	113,850
		185,775
Energy Equipment & Services — 3.3%
Atwood Oceanics, Inc., 6.50%, 2/01/20	40	43,000
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	120	118,800
Compagnie Générale de Géophysique, Veritas, 6.50%, 6/01/21	80	85,600
Forbes Energy Services Ltd., 9.00%, 6/15/19	70	62,300
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (b)	166	171,395
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (b)	25	25,750
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20	55	57,475
Key Energy Services, Inc., 6.75%, 3/01/21 (b)	55	54,725
MEG Energy Corp. (b):
6.50%, 3/15/21	285	299,962
6.38%, 1/30/23	80	83,400
Oil States International, Inc.:
6.50%, 6/01/19	145	154,425
5.13%, 1/15/23 (b)	30	30,413
Peabody Energy Corp.:
6.25%, 11/15/21	104	110,500
7.88%, 11/01/26	85	91,800
Precision Drilling Corp.:
6.63%, 11/15/20	15	16,125
6.50%, 12/15/21	25	26,625

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	55

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Energy Equipment & Services (concluded)
Seadrill Ltd., 5.63%, 9/15/17 (b)	$210	$208,425
		1,640,720
Food & Staples Retailing — 0.1%
Rite Aid Corp., 9.25%, 3/15/20	45	47,925
Food Products — 0.4%
Constellation Brands, Inc., 6.00%, 5/01/22	50	57,250
Del Monte Corp., 7.63%, 2/15/19	6	6,255
JBS USA LLC, 11.63%, 5/01/14	20	22,350
Post Holdings, Inc., 7.38%, 2/15/22 (b)	100	109,563
		195,418
Health Care Equipment & Supplies — 2.0%
Biomet, Inc. (b):
6.50%, 8/01/20	150	159,375
6.50%, 10/01/20	277	275,269
DJO Finance LLC (b):
8.75%, 3/15/18	34	37,145
9.88%, 4/15/18	70	72,275
Fresenius Medical Care US Finance, Inc., 6.50%, 9/15/18 (b)	167	186,622
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	165	190,162
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (b)	10	9,513
Teleflex, Inc., 6.88%, 6/01/19	55	59,400
		989,761
Health Care Providers & Services — 5.4%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	70	74,200
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18	56	58,380
7.13%, 7/15/20	56	59,780
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	26	27,398
HCA Holdings, Inc., 6.25%, 2/15/21	54	55,350
HCA, Inc.:
6.50%, 2/15/20	360	405,000
7.88%, 2/15/20	110	122,375
7.25%, 9/15/20	115	127,362
5.88%, 3/15/22	70	76,125
4.75%, 5/01/23	125	127,187
Hologic, Inc., 6.25%, 8/01/20 (b)	137	147,617
IASIS Healthcare LLC, 8.38%, 5/15/19	250	236,250
INC Research LLC, 11.50%, 7/15/19 (b)	85	87,975
inVentiv Health, Inc. (b):
9.00%, 1/15/18	40	40,400
10.00%, 8/15/18	5	4,313
Omnicare, Inc., 7.75%, 6/01/20	220	244,200
Symbion, Inc., 8.00%, 6/15/16	65	66,950
Tenet Healthcare Corp.:
10.00%, 5/01/18	32	36,400
6.25%, 11/01/18	210	230,475
8.88%, 7/01/19	190	212,800
6.75%, 2/01/20 (b)	60	61,800
4.75%, 6/01/20 (b)	91	92,365
Vanguard Health Holding Co. II LLC:
7.75%, 2/01/19 (b)	60	62,100
7.75%, 2/01/19	50	51,750
		2,708,552
Health Care Technology — 1.0%
IMS Health, Inc., 12.50%, 3/01/18 (b)	415	502,150
Hotels, Restaurants & Leisure — 2.7%
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17	80	85,700
10.00%, 12/15/18	33	21,863
9.00%, 2/15/20 (b)	39	39,000

Corporate Bonds	Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Caesars Operating Escrow LLC, 9.00%, 2/15/20 (b)	$205	$205,512
Choice Hotels International, Inc., 5.75%, 7/01/22	30	33,225
Diamond Resorts Corp., 12.00%, 8/15/18	230	248,975
El Dorado Resorts LLC, 8.63%, 6/15/19 (b)	25	23,750
Fontainebleau Las Vegas Holdings LLC, 11.00%, 6/15/15 (a)(b)(g)	25	16
HRP Myrtle Beach Operations LLC, 5.30, 4/01/2012 (a)(g)	250	—
MGM Resorts International, 4.25%, 4/15/15 (d)	284	300,507
MTR Gaming Group, Inc., 11.50%, 8/01/19 (f)	25	26,633
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)	71	71,000
Station Casinos LLC, 3.66%, 6/18/18	68	58,480
Travelport LLC:
9.88%, 9/01/14	10	8,813
9.00%, 3/01/16	20	15,500
6.31%, 12/01/16 (b)(f)	85	69,714
Tropicana Entertainment LLC, 9.63%, 12/15/14 (a)(g)	15	—
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	79	25,378
Wynn Las Vegas LLC, 5.38%, 3/15/22	99	105,187
		1,339,253
Household Durables — 1.5%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (b)	70	74,025
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)	70	71,750
D.R. Horton, Inc., 4.38%, 9/15/22	65	66,300
Jarden Corp., 7.50%, 5/01/17	30	33,787
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)	125	134,375
Libbey Glass, Inc., 6.88%, 5/15/20	55	59,125
Pulte Group, Inc., 6.38%, 5/15/33	10	9,975
The Ryland Group, Inc., 6.63%, 5/01/20	80	88,800
Standard Pacific Corp., 8.38%, 1/15/21	140	162,400
William Lyon Homes, Inc., 8.50%, 11/15/20 (b)	50	52,000
		752,537
Household Products — 0.5%
Spectrum Brands Escrow Corp. (b):
6.38%, 11/15/20	190	199,500
6.63%, 11/15/22	30	32,175
Spectrum Brands, Inc., 9.50%, 6/15/18	15	17,025
		248,700
Independent Power Producers & Energy Traders — 3.6%
The AES Corp., 7.75%, 10/15/15	90	101,025
Calpine Corp. (b):
7.25%, 10/15/17	56	59,640
7.50%, 2/15/21	16	17,680
7.88%, 1/15/23	25	28,250
Energy Future Intermediate Holding Co. LLC:
6.88%, 8/15/17 (b)	55	58,575
10.00%, 12/01/20	910	1,026,025
GenOn REMA LLC, Series B, 9.24%, 7/02/17	35	38,595
Laredo Petroleum, Inc.:
9.50%, 2/15/19	70	78,225
7.38%, 5/01/22	20	21,700
NRG Energy, Inc.:
8.25%, 9/01/20	85	95,200
6.63%, 3/15/23 (b)	85	90,950
QEP Resources, Inc.:
6.88%, 3/01/21	65	74,913
5.38%, 10/01/22	56	60,060
5.25%, 5/01/23	30	32,100
		1,782,938

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (b)	$100	$100,625
Insurance — 0.5%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.88%, 12/15/20 (b)	68	68,000
CNO Financial Group, Inc., 6.38%, 10/01/20 (b)	34	35,360
Genworth Financial, Inc., 7.63%, 9/24/21	80	88,286
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (b)	45	42,075
		233,721
IT Services — 2.4%
Ceridian Corp., 8.88%, 7/15/19 (b)	145	157,325
Epicor Software Corp., 8.63%, 5/01/19	100	105,000
First Data Corp.:
7.38%, 6/15/19 (b)	200	207,000
6.75%, 11/01/20 (b)	305	308,050
8.25%, 1/15/21 (b)	79	79,000
12.63%, 1/15/21	118	124,195
SunGard Data Systems, Inc.:
7.38%, 11/15/18	117	125,336
6.63%, 11/01/19 (b)	110	112,475
		1,218,381
Machinery — 0.8%
Dematic SA/DH Services Luxembourg Sarl, 7.75%, 12/15/20 (b)	16	16,000
The Manitowoc Co., Inc., 5.88%, 10/15/22	90	90,000
SPX Corp., 6.88%, 9/01/17	30	33,450
Terex Corp., 6.00%, 5/15/21	80	84,200
UR Merger Sub Corp. (b):
5.75%, 7/15/18	65	70,037
7.38%, 5/15/20	50	54,875
7.63%, 4/15/22	55	61,463
		410,025
Media — 7.3%
Affinion Group, Inc., 7.88%, 12/15/18	115	87,688
AMC Networks, Inc., 4.75%, 12/15/22	41	41,205
Cablevision Systems Corp., 5.88%, 9/15/22	95	95,119
CCO Holdings LLC:
5.25%, 9/30/22	155	156,937
5.13%, 2/15/23	105	104,737
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (b)	325	280,312
Checkout Holding Corp., 12.79%, 11/15/15 (b)(e)	115	80,500
Cinemark USA, Inc.:
8.63%, 6/15/19	40	44,300
5.13%, 12/15/22 (b)	25	25,313
Clear Channel Communications, Inc., 9.00%, 12/15/19 (b)	94	86,010
Clear Channel Worldwide Holdings, Inc. (b):
6.50%, 11/15/22	125	128,437
6.50%, 11/15/22	319	330,962
DISH DBS Corp.:
5.88%, 7/15/22	205	220,375
5.00%, 3/15/23 (b)	105	105,000
Harron Communications LP, 9.13%, 4/01/20 (b)	60	65,700
Intelsat Jackson Holdings SA (b):
7.25%, 10/15/20	85	92,225
6.63%, 12/15/22	33	34,073
Intelsat Luxembourg SA:
11.25%, 2/04/17	90	95,175
11.50%, 2/04/17 (f)	360	382,500
Interactive Data Corp., 10.25%, 8/01/18	250	281,250
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	120	129,300
The McClatchy Co., 9.00%, 12/15/22 (b)	50	51,063

Corporate Bonds	Par (000)	Value
Media (concluded)
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	$105	$115,631
Nielsen Finance LLC, 11.63%, 2/01/14	26	28,860
ProQuest LLC, 9.00%, 10/15/18 (b)	90	85,050
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(b)(d)(g)	163	82
Sterling Entertainment Corp., 10.00%, 11/25/19	150	150,000
Unitymedia Hessen GmbH & Co. KG, 7.50%, 3/15/19	230	253,860
Univision Communications, Inc., 6.75%, 9/15/22 (b)	35	36,138
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	60	62,100
		3,649,902
Metals & Mining — 2.7%
ArcelorMittal:
9.50%, 2/15/15	80	89,027
4.25%, 2/25/15	19	19,191
4.25%, 8/05/15	91	91,917
4.25%, 3/01/16	25	25,097
FMG Resources August 2006 Property Ltd. (b):
7.00%, 11/01/15	60	63,000
6.38%, 2/01/16	18	18,113
6.88%, 4/01/22	15	15,338
Global Brass and Copper, Inc., 9.50%, 6/01/19 (b)	50	54,125
GoldCorp, Inc., 2.00%, 8/01/14 (d)	115	126,859
Kaiser Aluminum Corp., 8.25%, 6/01/20	45	49,050
New Gold, Inc., 7.00%, 4/15/20 (b)	25	26,687
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	85	100,034
Novelis, Inc., 8.75%, 12/15/20	455	507,325
Steel Dynamics, Inc., 6.38%, 8/15/22 (b)	45	47,700
Taseko Mines Ltd., 7.75%, 4/15/19	90	86,625
Walter Energy, Inc., 9.88%, 12/15/20 (b)	22	24,530
		1,344,618
Multiline Retail — 0.1%
Dollar General Corp., 4.13%, 7/15/17	34	35,700
Oil, Gas & Consumable Fuels — 8.4%
Access Midstream Partners LP:
5.88%, 4/15/21	65	69,062
6.13%, 7/15/22	100	107,750
4.88%, 5/15/23	65	65,975
Alpha Appalachia Holdings, Inc., 3.25%, 8/01/15 (d)	108	103,950
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (b)	110	117,700
Berry Petroleum Co., 6.38%, 9/15/22	50	52,000
Carrizo Oil & Gas, Inc.:
8.63%, 10/15/18	50	54,000
7.50%, 9/15/20	44	45,210
Chaparral Energy, Inc., 7.63%, 11/15/22	40	42,000
Chesapeake Energy Corp.:
7.25%, 12/15/18	5	5,450
6.63%, 8/15/20	60	64,350
6.88%, 11/15/20	30	32,513
6.13%, 2/15/21	70	72,625
Concho Resources, Inc.:
6.50%, 1/15/22	35	38,500
5.50%, 10/01/22	80	84,400
Continental Resources, Inc.:
7.13%, 4/01/21	60	67,800
5.00%, 9/15/22	50	53,875
Copano Energy LLC, 7.13%, 4/01/21	50	53,687
Crosstex Energy LP, 7.13%, 6/01/22 (b)	30	31,275

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	57

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	$130	$148,525
7.75%, 6/15/19	85	92,862
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.88%, 5/01/19	120	130,200
7.75%, 9/01/22	40	42,400
Halcon Resources Corp., 8.88%, 5/15/21 (b)	40	42,400
Hilcorp Energy I LP, 7.63%, 4/15/21 (b)	49	53,410
Holly Energy Partners LP, 6.50%, 3/01/20 (b)	25	26,750
Kodiak Oil & Gas Corp., 8.13%, 12/01/19	70	77,175
Linn Energy LLC:
6.25%, 11/01/19 (b)	75	75,375
8.63%, 4/15/20	40	43,600
7.75%, 2/01/21	30	31,950
MarkWest Energy Partners LP:
6.25%, 6/15/22	115	125,350
5.50%, 2/15/23	40	43,400
Newfield Exploration Co.:
6.88%, 2/01/20	25	26,750
5.63%, 7/01/24	125	135,000
Northern Oil and Gas, Inc., 8.00%, 6/01/20	60	61,200
Oasis Petroleum, Inc.:
7.25%, 2/01/19	50	53,750
6.50%, 11/01/21	50	53,125
6.88%, 1/15/23	40	42,900
Offshore Group Investments Ltd., 11.50%, 8/01/15	79	86,110
OGX Petroleo e Gas Participacoes SA, 8.38%, 4/01/22 (b)	200	167,000
PBF Holding Co. LLC, 8.25%, 2/15/20 (b)	35	37,713
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)	110	118,800
Pioneer Natural Resources Co., 7.20%, 1/15/28	45	57,346
Plains Exploration & Production Co., 6.88%, 2/15/23	140	159,950
Range Resources Corp.:
5.75%, 6/01/21	50	53,500
5.00%, 8/15/22	75	78,375
Regency Energy Partners LP, 5.50%, 4/15/23	75	80,062
Sabine Pass Liquified Natural Gas LP:
7.50%, 11/30/16	200	220,500
6.50%, 11/01/20 (b)	45	45,788
SandRidge Energy, Inc.:
7.50%, 3/15/21	120	128,400
8.13%, 10/15/22	45	49,275
7.50%, 2/15/23	120	128,400
SESI LLC, 7.13%, 12/15/21	96	106,800
SM Energy Co.:
6.63%, 2/15/19	20	21,100
6.50%, 11/15/21	50	53,500
6.50%, 1/01/23	25	26,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (b)	21	21,788
Vanguard Natural Resources, 7.88%, 4/01/20	50	52,250
Whiting Petroleum Corp., 6.50%, 10/01/18	30	32,250
		4,193,901
Paper & Forest Products — 1.1%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (b)	90	94,275
Boise Paper Holdings LLC, 8.00%, 4/01/20	130	143,650
Clearwater Paper Corp.:
10.63%, 6/15/16	80	87,200
7.13%, 11/01/18	60	65,400
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/01/16 (b)	40	42,000
NewPage Corp., 11.38%, 12/31/14 (a)(g)	123	55,292

Corporate Bonds	Par (000)	Value
Paper & Forest Products (concluded)
PH Glatfelter Co., 5.38%, 10/15/20 (b)	$40	$41,000
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (b)	25	24,688
		553,505
Pharmaceuticals — 0.6%
Jaguar Holding Co. II/Jaguar Merger Sub, Inc., 9.50%, 12/01/19 (b)	60	68,100
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (b)	70	69,650
Valeant Pharmaceuticals International (b):
6.50%, 7/15/16	58	60,973
6.38%, 10/15/20	75	80,437
7.25%, 7/15/22	20	21,850
		301,010
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20 (b)	60	63,900
Real Estate Investment Trusts (REITs) — 0.2%
Felcor Lodging LP:
6.75%, 6/01/19	44	46,750
5.63%, 3/01/23 (b)	29	28,855
		75,605
Real Estate Management & Development — 2.2%
Forest City Enterprises, Inc., 7.63%, 6/01/15	47	47,000
Mattamy Group Corp., 6.50%, 11/15/20 (b)	35	35,087
Realogy Corp.:
11.50%, 4/15/17	110	119,075
12.00%, 4/15/17	20	21,650
7.88%, 2/15/19 (b)	355	386,950
7.63%, 1/15/20 (b)	100	113,250
9.00%, 1/15/20 (b)	65	74,750
Shea Homes LP, 8.63%, 5/15/19	260	287,300
		1,085,062
Road & Rail — 0.5%
The Hertz Corp.:
7.50%, 10/15/18	85	93,925
6.75%, 4/15/19 (b)	50	54,563
7.38%, 1/15/21	100	110,000
		258,488
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology, Inc., Series C, 2.38%, 5/01/32 (b)(d)	53	51,079
Spansion LLC, 7.88%, 11/15/17	90	91,800
		142,879
Software — 1.2%
IAC/InterActiveCorp, 4.75%, 12/15/22 (b)	42	41,790
Igloo Holdings Corp., 8.25%, 12/15/17 (b)(f)	35	34,563
Infor US, Inc., 9.38%, 4/01/19	290	325,525
Nuance Communications, Inc., 5.38%, 8/15/20 (b)	85	88,825
Sophia LP, 9.75%, 1/15/19 (b)	111	119,602
		610,305
Specialty Retail — 1.3%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	70	77,700
Claire’s Stores, Inc., 9.00%, 3/15/19 (b)	59	63,277
J. Crew Group, Inc., 8.13%, 3/01/19	35	37,013
Limited Brands, Inc., 5.63%, 2/15/22	30	32,625
Michaels Stores, Inc., 7.75%, 11/01/18 (b)	35	38,413
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (b)(f)	28	28,350
Party City Holdings, Inc., 8.88%, 8/01/20 (b)	67	71,857
Penske Automotive Group, Inc., 5.75%, 10/01/22 (b)	85	87,550
QVC, Inc., 5.13%, 7/02/22 (b)	109	114,252

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Specialty Retail (concluded)
Sally Holdings LLC:
6.88%, 11/15/19	$30	$33,150
5.75%, 6/01/22	30	32,550
Serta Simmons Holdings LLC, 8.13%, 10/01/20 (b)	19	19,000
		635,737
Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 4.50%, 12/15/22	29	29,290
Trading Companies & Distributors — 1.4%
Air Lease Corp., 4.50%, 1/15/16 (b)	110	111,100
Ashtead Capital, Inc., 6.50%, 7/15/22 (b)	90	97,650
Doric Nimrod Air Finance Alpha Ltd. (b):
Series 2012-1, Class A, 5.13%, 11/30/24	200	209,000
Series 2012-1, Class B, 6.50%, 5/30/21	200	206,514
Interline Brands, Inc., 7.50%, 11/15/18	50	54,000
		678,264
Transportation Infrastructure — 0.3%
Aguila 3 SA, 7.88%, 1/31/18 (b)	150	159,000
Wireless Telecommunication Services — 3.6%
Cricket Communications, Inc.:
7.75%, 5/15/16	100	105,875
7.75%, 10/15/20	45	45,900
Crown Castle International Corp., 5.25%, 1/15/23 (b)	165	176,550
Digicel Group Ltd. (b):
8.25%, 9/01/17	240	256,800
8.25%, 9/30/20	240	264,000
MetroPCS Wireless, Inc., 6.63%, 11/15/20	110	116,875
NII Capital Corp., 7.63%, 4/01/21	57	43,178
Sprint Capital Corp., 6.88%, 11/15/28	308	320,320
Sprint Nextel Corp. (b):
9.00%, 11/15/18	130	160,550
7.00%, 3/01/20	245	284,812
		1,774,860
Total Corporate Bonds — 76.9%		38,259,809

Floating Rate Loan Interests (c)
Aerospace & Defense — 0.2%
Hamilton Sundstrand Industrial, First Lien Term Loan, 5.25%, 12/13/19	110	110,963
Auto Components — 0.1%
Schaeffler AG, Term Loan B2, 6.00%, 1/27/17	70	70,744
Capital Markets — 0.4%
American Capital Holdings, Inc., Term Loan, 5.50%, 8/22/16	166	167,660
Nuveen Investments, Inc., Incremental Term Loan, 7.25%, 5/13/17	50	50,172
		217,832
Chemicals — 0.1%
INEOS US Finance LLC, 6 Year Term Loan, 6.50%, 5/04/18	59	59,323
Styron Sarl LLC, Term Loan B, 8.00%, 8/02/17	11	10,447
		69,770
Commercial Services & Supplies — 0.3%
ADS Waste Holdings, Inc., Term Loan B, 5.25%, 10/09/19	85	85,956
AWAS Finance Luxembourg Sarl, Term Loan B, 5.25%, 6/10/16	36	36,643
		122,599

Floating Rate Loan Interests (c)	Par (000)	Value
Communications Equipment — 0.6%
Avaya, Inc., Term Loan B1, 3.06%, 10/24/14	$7	$7,196
Zayo Group LLC, Term Loan B, 5.25%, 7/02/19	309	312,770
		319,966
Construction Materials — 0.4%
HD Supply, Inc., Senior Debt B, 7.25%, 10/12/17	199	204,059
Consumer Finance — 0.3%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17	140	139,811
Diversified Financial Services — 0.5%
Residential Capital LLC:
DIP Term Loan A1, 5.00%, 11/18/13	225	225,351
DIP Term Loan A2, 6.75%, 11/18/13	35	35,241
		260,592
Diversified Telecommunication Services — 0.2%
Level 3 Financing, Inc., Term Loan, 4.75%, 8/01/19	75	75,313
Energy Equipment & Services — 1.2%
Dynegy Midwest Generation LLC, Coal Co. Term Loan, 9.25%, 8/04/16	244	253,202
Dynegy Power LLC, Gas Co. Term Loan, 9.25%, 8/04/16	317	331,390
		584,592
Food Products — 0.1%
Advance Pierre Foods, Inc., Second Lien Term Loan, 5.75%, 7/10/17	40	40,400
Health Care Equipment & Supplies — 0.5%
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/19	65	65,099
Hupah Finance, Inc., Term Loan B, 6.25%, 1/21/19	124	125,303
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18	45	45,111
		235,513
Health Care Providers & Services — 0.3%
Harden Healthcare LLC:
Add on Term Loan A, 7.75%, 3/02/15	93	90,629
Term Loan A, 8.50%, 3/02/15	41	40,588
		131,217
Hotels, Restaurants & Leisure — 2.2%
Caesars Entertainment Operating Co., Inc.:
Incremental Term Loan B4, 9.50%, 10/31/16	49	49,461
Term Loan B1, 3.21%, 1/28/15	90	88,477
Term Loan B2, 3.21%, 1/28/15	80	78,646
Harrah’s Property Co., Mezzanine Term Loan, 3.20%, 2/13/13	479	425,530
MGM Resorts International, Term Loan B, 4.25%, 12/20/19	215	217,096
Station Casinos, Inc., Term Loan B, 5.50%, 9/27/19	195	195,545
Travelport LLC:
Extended Tranche A Term Loan, 6.31%, 12/01/16	38	11,518
Extended Tranche B Term Loan, 13.81%, 12/01/16	126	12,616
		1,078,889
Industrial Conglomerates — 0.2%
Sequa Corp., Term Loan B, 5.25%, 5/29/17	100	100,531
Insurance — 0.1%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 11/30/19	60	60,060
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B, 4.21%, 3/23/18	125	118,736

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	59

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)	Par (000)	Value
Leisure Equipment & Products — 0.3%
Eastman Kodak Co., DIP Term Loan B, 8.50%, 7/19/13	$124	$124,080
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25% 12/06/18	35	34,825
Machinery — 0.2%
Rexnord Corp., Term Loan B, 4.50%, 4/02/18	99	99,703
Media — 1.8%
Affinion Group, Inc., Term Loan B, 6.50%, 7/16/15	10	9,032
Cengage Learning Acquisitions, Inc., Non-Extended Term Loan, 2.72%, 7/03/14	20	15,585
Clear Channel Communications, Inc.:
Term Loan B, 3.86%, 1/29/16	228	187,544
Term Loan C, 3.86%, 1/29/16	77	61,900
EMI Music Publishing Ltd., Term Loan B, 5.50%, 6/29/18	80	80,495
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19	60	60,000
Intelsat Jackson Holdings Ltd., Term Loan B-1, 4.50%, 4/02/18	380	382,387
Interactive Data Corp., Term Loan B, 4.50%, 2/12/18	80	80,114
		877,057
Metals & Mining — 0.8%
Constellium Holdco BV, Term Loan B, 9.25%, 5/25/18	80	79,600
FMG Resources August 2006 Property Ltd., Term Loan, 5.25%, 10/18/17	309	311,544
		391,144
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17	245	245,061
Samson Investment Co., Second Lien Term Loan, 6.00%, 9/25/18	45	45,394
Vantage Drilling Co., Term Loan, 6.25%, 10/26/17	168	167,141
		457,596
Pharmaceuticals — 0.1%
Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, 12/05/18	54	55,207
Professional Services — 0.1%
Truven Health Analytics, Inc.(FKA Thomson Reuters (Healthcare), Inc.), Term Loan B, 5.75%, 6/06/19	60	59,681
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan, 5.75%, 9/28/17	62	62,054
Real Estate Management & Development — 0.3%
Realogy Corp.:
Extended Letter of Credit Loan, 4.46%, 10/10/16	14	14,035
Extended Term Loan, 4.46%, 10/10/16	107	107,552
Stockbridge SBE Holdings LLC, Term Loan B, 13.00%, 5/02/17	20	19,900
		141,487
Road & Rail — 0.1%
Genesee & Wyoming, Inc., Term Loan A, 3.50% 9/29/17	50	49,938
Software — 0.6%
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18	214	215,682
Kronos, Inc., Second Lien Term Loan, 9.75%, 4/30/20	90	89,850
		305,532

Floating Rate Loan Interests (c)	Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	$194	$192,328
Wireless Telecommunication Services — 0.8%
Vodafone Americas Finance 2, Inc., Term Loan, 6.88%, 8/11/15 (f)	399	406,521
Total Floating Rate Loan Interests — 14.5%		7,198,740

Other Interests (a)(h)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow	250	2,656
Household Durables — 0.1%
Stanley Martin, Class B Membership Units (acquired 4/03/06, cost $48,824)(i)	— (j)	69,150
Total Other Interests — 0.1%		71,806

Preferred Securities
Capital Trusts	Par (000)
Insurance — 0.1%
Genworth Financial, Inc., 6.15%, 11/15/66 (c)	110	81,675

Preferred Stocks	Shares
Auto Components — 0.8%
Dana Holding Corp., 4.00% (b)(d)	2,980	391,125
Diversified Financial Services — 0.9%
Ally Financial, Inc., 7.00% (b)	425	417,416
Citigroup, Inc., 5.95% (c)	40,000	40,500
		457,916
Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	1,788	37,709
Thrifts & Mortgage Finance — 0.1%
Fannie Mae, Series O, 0.00% (a)(c)	10,000	27,200
Freddie Mac, Series Z, 0.00% (a)(c)	15,157	26,525
		53,725
Total Preferred Stocks — 1.9%		940,475

Trust Preferreds
Diversified Financial Services — 1.1%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	20,210	533,237
Total Preferred Securities — 3.1%		1,555,387

Warrants (k)
Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/28/17)	78	—
Total Long-Term Investments (Cost — $47,619,852) — 98.4%		48,963,045

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock High Yield Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Money Market Funds — 1.9%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (l)(m)	946,191	$946,191
Total Short-Term Securities (Cost — $946,191) — 1.9%		946,191
Total Investments (Cost—$48,566,043) — 100.3%		49,909,236
Liabilities in Excess of Other Assets — (0.3)%		(153,194)
Net Assets — 100.0%		$49,756,042

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.
(d)	Convertible security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Issuer filed for bankruptcy and/or is in default of interest payments.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Restricted security as to resale. As of report date, the Portfolio held 0.13% of its net assets, with a current value of $69,150 and original cost $48,824 in this security.
(j)	Amount is less than $500.
(k)
Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(l)
Investments in issuers considered to be an affiliate of the Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,383,394	(4,437,203)	946,191	$2,007

(m)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	58,371	CAD	58,000	Bank of New York Mellon Corp.	1/16/13	$78

•	Credit default swaps—sold protection outstanding as of December 31, 2012 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	$47	$4,259
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	$13	538
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase & Co.	12/20/15	CCC	$52	1,643
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	$19	(296)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Group, Inc.	3/20/16	CCC	$19	(296)
Total						$5,848
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	61

BlackRock High Yield Portfolio Schedule of Investments (continued)

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$1,798,703	$42,577	$36,023	$1,877,303
Corporate Bonds	—	37,810,327	449,482	38,259,809
Floating Rate Loan Interests	—	6,159,643	1,039,097	7,198,740
Other Interests	—	—	71,806	71,806
Preferred Securities	624,671	930,716	—	1,555,387
Short-Term Securities	946,191	—	—	946,191
Total	$3,369,565	$44,943,263	$1,596,408	$49,909,236
[1]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$6,440	—	$6,440
Foreign currency exchange contracts	—	78	—	78
Liabilities:
Credit contracts	—	(592)	—	(592)
Total	—	$5,926	—	$5,926
[2]	Derivative financial instruments are foreign currency exchange contracts and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,044	—	—	$3,044
Foreign currency at value	7,168	—	—	7,168
Total	$10,212	—	—	$10,212

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Portfolio’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock High Yield Portfolio Schedule of Investments (concluded)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2011	$7,532	$257,514	$664,987	$45,365	$1	$975,399
Transfers into Level 3[1]	—	—	124,219	—	—	124,219
Transfers out of Level 3[1]	(2)	—	—	—	—	(2)
Accrued discounts/premiums	—	(850)	23,323	—	—	22,473
Net realized gain (loss)	(5)	—	1,161	—	—	1,156
Net change in unrealized appreciation/depreciation[2]	(21,458)	(40,164)	(38,160)	28,432	(1)	(71,351)
Purchases	49,956	264,882	387,153	—	—	701,991
Sales	—	(31,900)	(123,586)	(1,991)	—	(157,477)
Closing balance, as December 31, 2012	$36,023	$449,482	$1,039,097	$71,806	—	$1,596,408
[1]	Transfers into and out of Level 3 represent the values as of the beginning of the reporting period.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $(69,900).

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	63

BlackRock Large Cap Core Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 2.2%
Delta Air Lines, Inc. (a)	126,500	$1,501,555
United Continental Holdings, Inc. (a)	75,388	1,762,571
		3,264,126
Auto Components — 0.9%
TRW Automotive Holdings Corp. (a)(b)	25,325	1,357,673
Beverages — 1.9%
The Coca-Cola Co.	80,125	2,904,531
Capital Markets — 3.3%
The Goldman Sachs Group, Inc.	30,839	3,933,823
State Street Corp.	21,700	1,020,117
		4,953,940
Commercial Banks — 3.3%
Regions Financial Corp.	55,375	394,270
SunTrust Banks, Inc.	32,600	924,210
US Bancorp	114,975	3,672,302
		4,990,782
Commercial Services & Supplies — 0.6%
Tyco International Ltd.	31,650	925,763
Computers & Peripherals — 5.9%
Apple, Inc.	11,200	5,969,936
EMC Corp. (a)	82,800	2,094,840
Western Digital Corp.	22,100	939,029
		9,003,805
Construction & Engineering — 1.1%
KBR, Inc.	54,900	1,642,608
Consumer Finance — 1.1%
Discover Financial Services	45,100	1,738,605
Containers & Packaging — 2.0%
Packaging Corp. of America	43,041	1,655,787
Rock-Tenn Co., Class A	19,400	1,356,254
		3,012,041
Diversified Financial Services — 6.4%
Citigroup, Inc.	112,993	4,470,003
JPMorgan Chase & Co.	117,965	5,186,921
		9,656,924
Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	47,675	2,062,897
Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc. (a)	29,800	912,178
Energy Equipment & Services — 0.5%
Oceaneering International, Inc.	15,450	831,056
Food & Staples Retailing — 4.4%
CVS Caremark Corp.	67,075	3,243,076
Wal-Mart Stores, Inc.	50,425	3,440,498
		6,683,574
Health Care Providers & Services — 2.7%
McKesson Corp.	20,100	1,948,896
UnitedHealth Group, Inc.	40,100	2,175,024
		4,123,920
Independent Power Producers & Energy Traders — 1.1%
The AES Corp.	77,450	828,715
NRG Energy, Inc.	36,100	829,939
		1,658,654
Industrial Conglomerates — 3.1%
3M Co.	40,425	3,753,461
General Electric Co.	42,925	900,996
		4,654,457
Insurance — 3.6%
American International Group, Inc. (a)	52,900	1,867,370
The Chubb Corp.	20,250	1,525,230
The Travelers Cos., Inc.	28,200	2,025,324
		5,417,924

Common Stocks	Shares	Value
Internet Software & Services — 3.6%
Google, Inc., Class A (a)	7,625	$5,408,946
IT Services — 5.1%
Alliance Data Systems Corp. (a)	7,000	1,013,320
International Business Machines Corp.	7,100	1,360,005
MasterCard, Inc., Class A	7,450	3,660,036
Teradata Corp. (a)	26,200	1,621,518
		7,654,879
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	45,000	1,842,300
Machinery — 1.3%
Ingersoll-Rand Plc	39,500	1,894,420
Media — 7.3%
Comcast Corp., Class A	110,700	4,137,966
News Corp., Class A	140,725	3,594,117
Time Warner Cable, Inc.	34,880	3,389,987
		11,122,070
Metals & Mining — 0.4%
Alcoa, Inc.	68,975	598,703
Multi-Utilities — 0.6%
Ameren Corp.	27,050	830,976
Multiline Retail — 1.4%
Dillard’s, Inc., Class A	17,830	1,493,619
Nordstrom, Inc.	12,575	672,763
		2,166,382
Office Electronics — 0.4%
Xerox Corp.	79,950	545,259
Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	33,200	3,590,248
Exxon Mobil Corp.	64,550	5,586,802
Marathon Oil Corp.	46,375	1,421,858
Marathon Petroleum Corp.	42,950	2,705,850
Suncor Energy, Inc.	94,460	3,115,291
		16,420,049
Paper & Forest Products — 1.5%
International Paper Co.	58,100	2,314,704
Pharmaceuticals — 8.9%
Abbott Laboratories	39,500	2,587,250
Eli Lilly & Co.	28,225	1,392,057
Forest Laboratories, Inc. (a)	47,250	1,668,870
Johnson & Johnson	7,400	518,740
Merck & Co., Inc.	72,600	2,972,244
Pfizer, Inc.	175,350	4,397,778
		13,536,939
Semiconductors & Semiconductor Equipment — 1.6%
KLA-Tencor Corp.	50,775	2,425,014
Software — 5.6%
Activision Blizzard, Inc.	141,000	1,497,420
CA, Inc.	23,825	523,673
Microsoft Corp.	131,200	3,506,976
Oracle Corp.	90,600	3,018,792
		8,546,861
Textiles, Apparel & Luxury Goods — 1.3%
NIKE, Inc., Class B	38,400	1,981,440
Tobacco — 0.7%
Philip Morris International, Inc.	12,550	1,049,682
Total Long-Term Investments (Cost — $131,176,480) — 97.8%		148,134,082

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	1,847,977	1,847,977
See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Large Cap Core Portfolio Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC Money Market Series 0.29% (c)(d)(e)	804	$804,075
Total Short-Term Securities (Cost — $2,652,052) — 1.8%		2,652,052
Total Investments (Cost—$133,828,532) — 99.6%		150,786,134
Other Assets Less Liabilities — 0.4%		625,158
Net Assets — 100.0%		$151,411,292

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)
Investments in issuers considered to be an affiliate of the Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2011	Net Activity	Shares/Beneficial Interest Held at December 31, 2012	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	1,847,977	1,847,977	$1,176
BlackRock Liquidity Series LLC, Money Market Series	$5,240,782	$(4,436,707)	$804,075	$126,545

(d)	Represents the current yield as of report date.
(e)
Security was purchased with the cash collateral from loaned securities. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	$148,134,082	—	—	$148,134,082
Short-Term Securities	1,847,977	$804,075	—	2,652,052
Total	$149,982,059	$804,075	—	$150,786,134

1 See above Schedule of Investments for values in each industry.

Certain of the Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $804,075 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	65

BlackRock Money Market Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Certificate of Deposit	Par (000)	Value
Euro — 1.2%
Sumitomo Trust & Banking Co. Ltd., 0.35%, 2/28/13	$2,000	$2,000,000
Yankee (a) — 20.7%
Bank of Montreal, Chicago, 0.43%, 7/17/13 (b)	1,500	1,500,000
Bank of Nova Scotia, Houston:
0.30%, 2/11/13 (b)	2,000	2,000,000
0.41%, 12/31/13	1,500	1,500,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.34%, 4/22/13	2,000	2,000,000
BNP Paribas, NY:
0.42%, 1/02/13	1,000	1,000,000
0.32%, 3/11/13	2,000	2,000,000
Canadian Imperial Bank of Commerce, NY, 0.32%, 6/03/13 (b)	2,625	2,625,000
Credit Suisse, NY, 0.32%, 2/04/13	2,000	2,000,000
Mitsubishi Trust & Bank Co., NY, 0.33%, 5/15/13 (b)	2,000	2,000,000
Rabobank Nederland NV, NY: 0.50%, 4/24/13	1,600	1,600,000
0.43%, 10/29/13	2,000	2,000,000
Skandinaviska Enskilda Banken, NY:
0.31%, 3/28/13	2,000	2,000,000
0.30%, 4/08/13	510	510,000
Sumitomo Trust & Banking Co. Ltd, NY:
0.37%, 1/22/13	3,000	3,000,000
0.29%, 4/22/13	1,000	1,000,000
Toronto-Dominion Bank, NY, 0.32%, 3/18/13	2,000	2,000,000
Westpac Banking Corp., NY, 0.32%, 1/04/13 (b)	5,000	5,000,000
Total Certificates of Deposit — 21.9%		35,735,000

Commercial Paper (c)
Aspen Funding Corp., 0.32%, 2/12/13	2,000	1,999,253
Atlantic Asset Securitization Corp., 0.25%, 1/22/13	3,000	2,999,563
Atlantis One Funding Corp., 0.47%, 3/07/13	1,000	999,151
Cafco LLC:
0.33%, 2/07/13	2,000	1,999,322
0.32%, 2/13/13	6,000	5,997,707
Cancara Asset Securitization LLC, 0.24%, 2/04/13	5,000	4,998,867
Ciesco LLC, 0.30%, 2/21/13	2,000	1,999,150
Collateralized CP Co. LLC, 0.38%, 1/17/13	1,000	999,831
Commonwealth Bank of Australia, 0.37%, 11/14/13	1,250	1,249,890
CRC Funding LLC, 0.34%, 2/14/13	4,000	3,998,338
Erste Abwicklungsanstalt:
0.73%, 1/07/13	1,500	1,499,819
0.56%, 3/06/13	2,000	1,998,009
Fairway Finance Co., LLC, 0.25%, 2/07/13 (b)	1,500	1,500,000
ING (US) Funding LLC, 0.25%, 2/04/13	1,000	999,764
Matchpoint Master Trust, 0.37%, 1/09/13	3,500	3,499,712
MetLife Short-Term Funding LLC:
0.29%, 1/14/13	4,600	4,599,518
0.27%, 1/15/13	3,500	3,499,632
Mont Blanc Capital Corp., 0.35%, 3/04/13	2,000	1,998,794
Nieuw Amsterdam Receivables Corp., 0.21%, 2/07/13	5,000	4,998,921
Nordea North America, Inc., 0.30%, 5/16/13	2,000	1,997,750
Rabobank USA Financial Corp.:
0.49%, 2/01/13	1,000	999,582
0.38%, 3/18/13	500	499,599
Societe Generale North America, Inc., 0.40%, 3/05/13	1,000	999,300

Commercial Paper (c)	Par (000)	Value
State Street Corp.:
0.30%, 1/11/13	$2,000	$1,999,833
0.21%, 3/01/13	3,000	2,998,968
Sumitomo Mitsui Trust Bank Ltd., 0.32%, 2/11/13	2,000	1,999,260
Total Commercial Paper — 38.8%		63,329,533

Corporate Notes — 1.4%
JPMorgan Chase Bank NA, 0.40%, 5/17/13 (b)	2,310	2,310,000

Municipal Bonds (d)
Brazos River Harbor Navigation District of Brazoria County Texas, RB, VRDN, Joint Venture Project, AMT (JPMorgan Chase Bank LOC), 0.15%, 1/02/13	2,100	2,100,000
California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Freddie Mac LOC, Fannie Mae LOC), 0.15%, 1/07/13	700	700,000
City of Houston Texas, Refunding RB, VRDN, First Lien, Series B-3 (Sumitomo Mitsui Banking LOC), 0.11%, 1/07/13	3,000	3,000,000
County of Catawba North Carolina, RB, VRDN, Catawba Valley Medical Center (Branch Banking & Trust LOC), 0.25%, 1/07/13	4,285	4,285,000
County of Pitkin Colorado, Refunding RB, VRDN, Aspen Skiing Co. Project, Series A (JPMorgan Chase & Co. LOC), 0.13%, 1/02/13	2,000	2,000,000
Michigan State HDA, Refunding RB, VRDN, Series D (Fannie Mae LOC, Freddie Mac LOC), 0.14%, 1/07/13	965	965,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.13%, 1/07/13	1,760	1,760,000
Rhode Island Housing & Mortgage Finance Corp., M/F housing, MRB, VRDN, Groves at Johnston Project
(Freddie Mac LOC), 0.12%, 1/07/13	3,600	3,600,000
State of California, GO, VRDN, Series C-4 (JPMorgan Chase & Co. LOC), 0.11%, 1/02/13	3,300	3,300,000
Total Municipal Bonds — 13.3%		21,710,000

US Government Sponsored Agency Obligations
Freddie Mac Variable Rate Notes (b):
0.34%, 1/24/13	500	499,987
0.40%, 9/03/13	2,000	1,999,730
0.15%, 9/13/13	5,000	4,997,883
Total US Government Sponsored Agency Obligations — 4.6%		7,497,600

US Treasury Obligations
US Treasury Bill, 0.14%, 3/21/13 (c)	2,500	2,499,243
US Treasury Notes:
2.88%, 1/31/13	3,000	3,006,613
0.63%, 2/28/13	700	700,481
0.63%, 4/30/13	7,700	7,710,404
0.50%—3.50%, 5/31/13	3,500	3,523,117
0.38%—3.38%, 6/30/13	3,000	3,032,185
0.13%, 8/31/13	500	499,753
0.13%, 9/30/13	4,000	3,998,502
2.00%, 11/30/13	1,500	1,524,793
Total US Treasury Obligations — 16.2%		26,495,091

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Money Market Portfolio Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Deutsche Bank Securities, Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $2,686,030 collateralized by US Government Agency Sponsored Obligations, 0.00%—1.75%, due 5/07/13 —8/20/27 par and fair values of $2,718,996 and $2,739,720 respectively)	$2,686	$2,686,000
Goldman Sachs & Co., 0.22%, 1/02/13 (Purchased on 12/26/12 to be repurchased at $2,000,086, collateralized by US Government Agency Sponsored Obligations, 3.00%—7.00% due 6/15/16 —6/20/40, par and fair values of $13,903,025 and $2,040,000, respectively)	2,000	2,000,000

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA LLC, 0.67%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $1,600,149, collateralized by US Government Agency Sponsored Obligations, Asset-Backed Securities and various corporate debt obligations, 4.50% — 6.44%, due 2/25/36 — 4/20/42, par and fair values of $15,532,353 and $1,770,693, respectively)	$1,600	$1,600,000
Total Repurchase Agreements — 3.8%		6,286,000
Total Investments (Cost—$163,363,224*) — 100.0%		163,363,224
Liabilities in Excess of Other Assets — 0.0%		(16,342)
Net Assets — 100.0%		$163,346,882

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
•
Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$163,363,224	—	$163,363,224

[1]	See above Schedule of Investments for values in each security type.

Certain of the Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $35,762 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	67

BlackRock Total Return Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC Series 2010-1A, Class A, 5.56%, 7/15/59 (a)	USD	398	$454,358
ACE Securities Corp. Series 2003-OP1, Class A2, 0.93%, 12/25/33 (b)		22	19,305
AH Mortgage Advance Co. Ltd. Series SART-3, Class 1A1, 2.98%, 3/13/43 (a)		140	140,600
Alm Loan Funding, Series 2012-7A, Class A1, 1.70%, 10/19/24 (a)(b)		250	250,000
AmeriCredit Automobile Receivables Trust:
Series 2011-5, Class C, 3.44%, 10/08/17		90	95,073
Series 2012-2, Class C, 2.64%, 10/10/17		115	118,160
Series 2012-2, Class D, 3.38%, 4/09/18		160	165,606
Series 2012-3, Class C, 2.42%, 5/08/18		100	103,733
Series 2012-3, Class D, 3.03%, 7/09/18		75	76,748
Series 2012-4, Class B, 1.31%, 11/08/17		45	45,224
Series 2012-4, Class C, 1.93%, 8/08/18		70	70,554
Series 2012-4, Class D, 2.68%, 10/09/18		135	136,616
Series 2012-5, Class C, 1.69%, 11/08/18		85	85,014
Series 2012-5, Class D, 2.35%, 12/10/18		95	94,953
Capital Trust Re CDO Ltd., Series 2006-4A, Class A1, 0.52%, 10/20/43 (a)(b)		122	112,384
Carlyle Global Market Strategies Ltd., Series 2012-4A, Class A, 1.78%, 1/20/25 (a)(b)		330	330,000
CarMax Auto Owner Trust:
Series 2012-1, Class B, 1.76%, 8/15/17		45	46,039
Series 2012-1, Class C, 2.20%, 10/16/17		25	25,604
Series 2012-1, Class D, 3.09%, 8/15/18		35	35,884
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.83%, 9/25/33		27	24,997
Series 2004-5, Class A, 0.66%, 10/25/34		32	30,355
DT Auto Owner Trust (a):
Series 2012-1A, Class B, 2.26%, 10/16/17		250	250,474
Series 2012-1A, Class D, 4.94%, 7/16/18		250	253,408
Ford Credit Floorplan Master Owner Trust:
Series 2010-5, Class C, 2.07%, 9/15/15 (a)		60	60,384
Series 2010-5, Class D, 2.41%, 9/15/15 (a)		30	30,190
Series 2011-2, Class C, 2.37%, 9/15/15		75	75,638
Series 2011-2, Class D, 2.86%, 9/15/15		50	50,107
Series 2012-1, Class C, 1.71%, 1/15/16 (b)		105	105,550
Series 2012-1, Class D, 2.31%, 1/15/16 (b)		100	100,785
Series 2012-4, Class C, 1.39%, 9/15/16		100	100,392
Series 2012-4, Class D, 2.09%, 9/15/16		100	100,062
Series 2012-5, Class C, 2.14%, 9/15/19		100	100,369
Series 2012-5, Class D, 2.73%, 9/15/19		100	100,344
Hyundai Auto Receivables Trust, Series 2012-A, Class D, 2.61%, 5/15/18		60	60,772
ING Investment Management (a)(b):
Series 2012-2A, Class A, 1.97%, 10/15/22		250	250,000
Series 2012-3A, Class A, 1.77%, 10/15/22		315	315,000
KKR Financial CLO Corp., Series 2007-A, Class A, 1.09%, 10/15/17 (a)(b)		230	228,570
Morgan Stanley ABS Capital I Series, 2005-HE1, Class A2MZ, 0.81%, 12/25/34 (b)		34	32,118
Nelnet Student Loan Trust (b):
Series 2006-1, Class A5, 0.42%, 8/23/27		130	123,835
Series 2008-3, Class A4, 1.96%, 11/25/24		135	141,588
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.47%, 6/25/35 (b)		102	101,580

Asset-Backed Securities		Par (000)	Value
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.85%, 7/25/33 (b)	USD	60	$53,955
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.21%, 10/30/23 (a)(b)		250	251,475
PFS Financing Corp., Series 2012-AA, Class A, 1.41%, 2/15/16 (a)(b)		110	110,901
RAAC, Series 2005-SP2, Class 2A, 0.51%, 6/25/44 (b)		219	183,083
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.79%, 7/25/33 (b)		29	22,857
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		98	99,041
Series 2011-S1A, Class C, 2.01%, 8/15/16		77	77,048
Series 2011-WO, Class C, 3.19%, 10/15/15		140	143,509
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17		250	258,529
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		53	53,422
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		56	56,215
Series 2011-1, Class D, 4.01%, 2/15/17		100	104,454
Series 2012-AA, Class B, 1.21%, 10/16/17 (a)		220	220,022
Series 2012-AA, Class C, 1.78%, 11/15/18 (a)		400	399,880
Series 2012-AA, Class D, 2.46%, 12/17/18 (a)		180	179,946
Series 2012-1, Class B, 2.72%, 5/16/16		55	56,406
Series 2012-1, Class C, 3.78%, 11/15/17		70	73,188
Series 2012-2, Class C, 3.20%, 2/15/18		160	165,115
Series 2012-2, Class D, 3.87%, 2/15/18		100	104,865
Series 2012-3, Class B, 1.94%, 12/15/16		160	161,983
Series 2012-3, Class C, 3.01%, 4/16/18		215	221,704
Series 2012-3, Class D, 3.64%, 5/15/18		180	187,040
Series 2012-4, Class C, 2.94%, 12/15/17		110	113,747
Series 2012-4, Class D, 3.50%, 6/15/18		150	156,021
Series 2012-5, Class B, 1.56%, 8/15/18		105	105,450
Series 2012-5, Class C, 2.70%, 8/15/18		50	51,667
Series 2012-5, Class D, 3.30%, 9/17/18		45	46,359
Series 2012-6, Class B, 1.33%, 5/15/17		85	84,985
Series 2012-6, Class C, 1.94%, 3/15/18		60	59,974
Scholar Funding Trust, Series 2011-A, Class A, 1.21%, 10/28/43 (a)(b)		107	107,635
SLM Student Loan Trust:
Series 2004-B, Class A2, 0.51%, 6/15/21 (b)		164	161,772
Series 2008-5, Class A4, 2.02%, 7/25/23 (b)		125	131,925
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		100	111,723
Series 2012-A, Class A1, 1.61%, 8/15/25 (a)(b)		81	82,180
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		100	108,006
Series 2012-C, Class A1, 1.31%, 8/15/23 (a)(b)		144	145,593
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		265	281,127
Series 2012-D, Class A2, 2.95%, 2/15/46 (a)		310	324,634
Series 2005-A, Class A3, 0.51%, 6/15/23 (b)		200	179,255
Series 2012-E, Class A1, 0.96%, 10/16/23 (a)(b)		130	130,487

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Total Return Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1, 0.51%, 1/25/35	USD	83	$70,454
Series 2005-GEL2, Class A, 0.49%, 4/25/35		19	18,458
Vibrant CLO Ltd., Series 2012-1A, Class A1, 1.66%, 7/17/24 (a)(b)(c)		500	500,000
World Financial Network Credit Card Master Trust:
Series 2012-C, Class A, 2.23%, 8/15/22		220	222,577
Series 2012-D, Class A, 2.15%, 4/17/23		265	269,081
Total Asset-Backed Securities — 14.0%			11,690,121

Corporate Bonds
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20		65	71,526
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		70	70,438
Heineken NV (a):
1.40%, 10/01/17		25	24,924
2.75%, 4/01/23		165	162,011
Pernod-Ricard SA, 4.45%, 1/15/22 (a)		150	165,897
			423,270
Capital Markets — 0.6%
The Goldman Sachs Group, Inc., 5.75%, 1/24/22		390	461,063
Lehman Brothers Holdings, Inc.:
6.50%, 7/19/17 (d)(e)		150	—
6.75%, 12/28/17 (d)(e)		325	—
			461,063
Commercial Banks — 1.5%
Caixa Economica Federal (a):
2.38%, 11/06/17		150	148,875
3.50%, 11/07/22		150	151,875
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (a)		135	141,858
Commerzbank AG, 6.38%, 3/22/19	EUR	100	139,686
Eksportfinans ASA, 5.50%, 5/25/16	USD	155	161,345
HSBC Bank Brasil SA—Banco Multiplo, 4.00%, 5/11/16 (a)		330	342,788
HSBC Bank Plc, 3.10%, 5/24/16 (a)		160	169,163
			1,255,590
Consumer Finance — 0.6%
Ford Motor Credit Co. LLC:
6.63%, 8/15/17		100	116,847
4.25%, 9/20/22		200	211,477
SLM Corp., 6.25%, 1/25/16		162	176,175
			504,499
Containers & Packaging — 0.2%
Rock-Tenn Co., 4.00%, 3/01/23 (a)		125	126,986
Diversified Financial Services — 3.6%
Bank of America Corp.:
3.88%, 3/22/17		120	130,143
5.65%, 5/01/18		555	645,711
7.63%, 6/01/19		75	95,968
5.70%, 1/24/22		355	426,905
Citigroup, Inc.:
4.59%, 12/15/15		560	611,380
4.45%, 1/10/17		50	55,390
JPMorgan Chase & Co.:
3.15%, 7/05/16		70	74,161
3.25%, 9/23/22		159	163,735

Corporate Bonds		Par (000)	Value
Diversified Financial Services (concluded)
Reynolds Group Issuer, Inc.:
7.88%, 8/15/19	USD	200	$222,500
6.88%, 2/15/21		130	140,075
Tiers Trust, Series 2012-1, 2.06%, 5/12/14 (a)(b)		449	450,122
			3,016,090
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 2.63%, 12/01/22		106	106,175
Level 3 Financing, Inc., 8.13%, 7/01/19		105	114,450
Verizon Communications, Inc., 6.40%, 2/15/38		160	216,619
			437,244
Electric Utilities — 2.2%
Alabama Power Co., 3.95%, 6/01/21		105	117,361
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	17,314
5.95%, 12/15/36		56	63,684
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	78,540
Florida Power & Light Co., 5.95%, 2/01/38		225	299,501
Georgia Power Co., 3.00%, 4/15/16		190	203,096
Hydro-Quebec:
Series HY, 8.40%, 1/15/22		170	243,908
Series IO, 8.05%, 7/07/24		445	654,402
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	70,253
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		60	63,029
			1,811,088
Energy Equipment & Services — 1.8%
EOG Resources, Inc., 2.63%, 3/15/23		111	111,781
MEG Energy Corp. (a):
6.50%, 3/15/21		235	247,337
6.38%, 1/30/23		40	41,700
Peabody Energy Corp., 6.25%, 11/15/21		90	95,625
Pride International, Inc., 6.88%, 8/15/20		55	69,559
Transocean, Inc.:
5.05%, 12/15/16		190	211,550
2.50%, 10/15/17		190	191,999
6.00%, 3/15/18		348	403,607
3.80%, 10/15/22		87	89,169
			1,462,327
Food Products — 0.6%
Kraft Foods Group, Inc. (a):
3.50%, 6/06/22		157	167,577
5.00%, 6/04/42		91	102,329
Mondelez International, Inc.:
6.50%, 8/11/17		75	91,604
6.50%, 2/09/40		120	161,202
			522,712
Health Care Equipment & Supplies — 0.4%
Boston Scientific Corp., 6.25%, 11/15/15		280	315,483
Health Care Providers & Services — 0.8%
Coventry Health Care, Inc., 5.45%, 6/15/21		98	116,478
HCA, Inc., 7.25%, 9/15/20		225	249,188
Tenet Healthcare Corp.:
6.25%, 11/01/18		110	120,725
8.88%, 7/01/19		70	78,400
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	37,288
WellPoint, Inc., 3.30%, 1/15/23		66	67,716
			669,795
Independent Power Producers & Energy Traders — 0.4%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		230	259,325
Laredo Petroleum, Inc., 7.38%, 5/01/22		70	75,950
			335,275

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	69

BlackRock Total Return Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Industrial Conglomerates — 0.2%
General Electric Co.:
2.70%, 10/09/22	USD	95	$96,834
4.13%, 10/09/42		60	61,719
			158,553
Insurance — 4.0%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	EUR	200	301,932
American International Group, Inc.:
3.80%, 3/22/17	USD	190	205,644
5.45%, 5/18/17		85	97,624
4.88%, 6/01/22		287	327,645
AXA SA, 5.25%, 4/16/40 (b)	EUR	100	137,823
Hartford Life Global Funding Trusts, 0.49%, 6/16/14 (b)	USD	550	547,842
Lincoln National Corp., 7.00%, 6/15/40		30	39,046
Manulife Financial Corp., 3.40%, 9/17/15		190	199,787
Metropolitan Life Global Funding I, 2.50%, 1/11/13 (a)		690	690,314
Prudential Financial, Inc.:
4.75%, 9/17/15		290	317,883
5.38%, 6/21/20		110	128,593
4.50%, 11/15/20		110	122,822
5.88%, 9/15/42 (b)		181	190,050
			3,307,005
IT Services — 0.1%
First Data Corp. (a):
7.38%, 6/15/19		50	51,750
8.25%, 1/15/21		8	8,000
			59,750
Machinery — 0.2%
UR Merger Sub Corp., 7.63%, 4/15/22 (a)		180	201,150
Media — 2.9%
CBS Corp.:
4.63%, 5/15/18		35	39,338
8.88%, 5/15/19		80	107,901
5.75%, 4/15/20		60	71,866
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		75	113,389
Comcast Corp.:
5.88%, 2/15/18		152	183,168
4.65%, 7/15/42		255	268,786
Cox Communications, Inc. (a):
3.25%, 12/15/22		97	100,032
8.38%, 3/01/39		150	230,197
4.70%, 12/15/42		56	57,141
Intelsat Jackson Holdings SA, 7.25%, 4/01/19		104	111,800
NBCUniversal Media LLC:
5.15%, 4/30/20		246	291,622
4.38%, 4/01/21		30	33,700
2.88%, 1/15/23		115	115,489
Time Warner Cable, Inc.:
4.00%, 9/01/21		118	129,524
5.50%, 9/01/41		75	83,450
4.50%, 9/15/42		266	259,416
Time Warner, Inc., 4.70%, 1/15/21		50	56,923
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		150	161,437
			2,415,179
Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/01/22		30	29,753
Novelis, Inc., 8.75%, 12/15/20		145	161,675
			191,428
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		145	149,014

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.3%
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	USD	49	$57,576
7.45%, 7/15/17		172	212,044
			269,620
Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp., 5.95%, 9/15/16		234	269,365
CONSOL Energy, Inc., 8.25%, 4/01/20		16	17,320
Energy Transfer Partners LP, 6.50%, 2/01/42		257	314,655
Enterprise Products Operating LLC, Series L, 6.30%, 9/15/17		55	66,530
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		50	59,866
3.45%, 2/15/23		165	169,933
Linn Energy LLC, 6.25%, 11/01/19 (a)		150	150,750
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		250	308,676
Murphy Oil Corp.:
2.50%, 12/01/17		68	68,419
4.00%, 6/01/22		29	29,231
3.70%, 12/01/22		129	128,509
Nexen, Inc.:
5.88%, 3/10/35		10	12,362
6.40%, 5/15/37		50	64,640
7.50%, 7/30/39		140	202,626
Petrobras International Finance Co.:
3.88%, 1/27/16		330	348,151
5.75%, 1/20/20		460	523,644
Range Resources Corp.:
7.25%, 5/01/18		185	194,250
5.75%, 6/01/21		25	26,750
Valero Energy Corp., 6.63%, 6/15/37		50	61,602
Western Gas Partners LP:
5.38%, 6/01/21		240	274,413
4.00%, 7/01/22		59	62,097
The Williams Cos., Inc.:
7.88%, 9/01/21		44	56,687
3.70%, 1/15/23		30	30,260
			3,440,736
Paper & Forest Products — 0.5%
International Paper Co.:
4.75%, 2/15/22		320	362,091
6.00%, 11/15/41		75	88,810
			450,901
Pharmaceuticals — 0.6%
AbbVie, Inc. (a):
2.00%, 11/06/18		130	131,680
2.90%, 11/06/22		76	77,397
Teva Pharmaceutical Finance Co. BV:
2.95%, 12/18/22		138	139,595
Series 2 3.65%, 11/10/21		45	48,160
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21		110	117,726
			514,558
Real Estate Investment Trusts (REITs) — 0.3%
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		65	71,083
Vornado Realty LP, 5.00%, 1/15/22		165	182,061
			253,144
Real Estate Management & Development — 0.1%
Realogy Corp., 7.88%, 2/15/19 (a)(f)		90	98,100
Road & Rail — 0.0%
Burlington Northern Santa Fe LLC, 3.05%, 9/01/22		30	31,004

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Total Return Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Specialty Retail — 0.1%
QVC, Inc., 7.50%, 10/01/19 (a)	USD	90	$99,299
Thrifts & Mortgage Finance — 0.4%
Radian Group, Inc., 5.38%, 6/15/15		340	310,250
Transportation Infrastructure — 0.2%
DP World Sukuk Ltd., 6.25%, 7/02/17		150	168,562
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, 2.38%, 9/08/16		205	213,074
CC Holdings GS V LLC, 3.85%, 4/15/23 (a)		89	90,541
Cricket Communications, Inc., 7.75%, 5/15/16		110	116,462
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		385	463,726
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,247
SBA Tower Trust, 5.10%, 4/17/42 (a)		80	90,206
Sprint Capital Corp., 6.88%, 11/15/28		47	48,880
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		190	234,650
			1,260,786
Total Corporate Bonds — 29.7%			24,791,987

Floating Rate Loan Interests — 0.2% (b)
Hotels, Restaurants & Leisure — 0.2%
Motel 6, Mezzanine Term Loan, 10.00%, 10/15/17		150	150,000
Foreign Agency Obligations
Argentine Republic Government International Bond, 2.50%, 12/31/38 (g)		340	122,060
Brazilian Government International Bond, 7.13%, 1/20/37		50	76,500
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23	EUR	898	1,245,564
Italy Buoni Poliennali Del Tesoro:
4.75%, 6/01/17		995	1,397,860
5.25%, 8/01/17		215	308,604
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	USD	160	160,937
Mexico Government International Bond:
6.38%, 1/16/13		130	130,195
5.63%, 1/15/17		90	104,400
5.13%, 1/15/20		190	227,050
Poland Government International Bond, 6.38%, 7/15/19		60	74,803
Russia Government International Bond, 7.50%, 3/31/30		329	423,049
South Africa Government International Bond, 5.50%, 3/09/20		140	165,900
Turkey Government International Bond, 7.00%, 3/11/19		100	124,350
Total Foreign Agency Obligations — 5.5%			4,561,272

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.9%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37		335	245,507
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-0A5 (b):
Class 2A1 0.41%, 4/25/46		107	71,169
Class 3A1 0.41%, 4/25/46		177	131,014
Credit Suisse Mortgage Capital Certificates, Series 2011-2R (a)(b):
Class 1A1 2.77%, 3/27/37		98	93,480
Classs 2A1 2.61%, 7/27/36		304	299,768

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.36%, 12/25/36 (b)	USD	137	$101,006
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 2.60%, 8/25/35 (b)		77	71,312
Freddie Mac Mortgage Trust, Series 2012-K709, Class C, 3.74%, 4/25/45 (a)(b)		80	76,697
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.01%, 11/25/34 (b)		38	36,529
IndyMac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 3.25%, 11/25/37		143	125,450
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2 5.88%, 6/25/21		20	19,520
Series 2007-S1, Class 1A2 5.50%, 3/25/22		20	19,585
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.43%, 2/25/46 (b)		133	59,677
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 5.16%, 4/25/47		321	252,349
			1,603,063
Commercial Mortgage-Backed Securities — 8.8%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AM, 5.69%, 6/10/49 (b)		100	109,304
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.51%, 11/15/15 (a)(b)		412	411,118
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2006-5, Class AAB 5.38%, 9/10/47		252	264,321
Series 2007-1, Class AMFX 5.48%, 1/15/49 (b)		15	16,194
Series 2007-3, Class A4 5.69%, 6/10/49 (b)		290	336,149
Bank of America Reremic Trust, Series 2010-UB4, Class A4A, 5.01%, 12/20/41 (a)(b)		190	199,375
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM 5.45%, 12/11/40 (b)		30	33,074
Series 2006-PW11, Class A4 5.45%, 3/11/39 (b)		825	930,844
Series 2007-PW17, Class A3 5.74%, 6/11/50		203	211,651
Commercial Mortgage Pass-Through Certificates:
Series 2006-C8, Class AM 5.35%, 12/10/46		110	121,982
Series 2010-RR1, Class GEB 5.54%, 12/11/49 (a)(b)		100	112,708
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		20	20,615
Credit Suisse Mortgage Capital Certificates, Series 2010-RR2, Class 2A, 5.76%, 9/15/39 (a)(b)		250	289,303
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)		382	382,680
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.87%, 7/10/38 (b)		70	67,928
Series 2007-GG11, Class A4, 5.74%, 12/10/49		50	58,940
Series 2007-GG9, Class AM, 5.48%, 3/10/39		40	43,546
GS Mortgage Securities Corp. II:
Series 2006-GG8, Class AJ, 5.62%, 11/10/39		90	82,142
Series 2006-GG8, Class AM, 5.59%, 11/10/39		40	44,934

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	71

BlackRock Total Return Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB14, Class AM, 5.45%, 12/12/44 (b)	USD	110	$119,563
Series 2007-CB18, Class A3, 5.45%, 6/12/47		86	88,635
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		165	191,438
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		201	219,426
LB-UBS Commercial Mortgage Trust:
Series 2005-C2, Class AJ, 5.21%, 4/15/30 (b)		75	79,132
Series 2007-C1, Class AM, 5.46%, 2/15/40		50	56,188
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		80	95,503
Series 2007-C7, Class A3, 5.87%, 9/15/45 (b)		100	119,223
Morgan Stanley Capital I Trust:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		130	133,019
Series 2007-HQ12, Class AM, 5.57%, 4/12/49 (b)		40	42,290
Series 2007-HQ12, Class A2FX, 5.57%, 4/12/49 (b)		142	148,966
Series 2007-IQ15, Class AM, 5.88%, 6/11/49 (b)		110	121,162
Series 2007-XLC1, Class A2 0.56%, 7/17/17		57	54,832
Series 2012-C4, Class XA 2.70%, 3/15/45 (a)(b)		985	143,720
Morgan Stanley Reremic Trust:
Series 2009-IO, Class B, 9.13%, 7/17/56 (a)(h)		150	133,702
Series 2012-IO, Class AXB1, 1.00%, 12/01/42		100	96,734
Series 2011-IO, Class A, 2.50%, 3/23/51 (a)		125	126,433
Series 2012-IO, Class AXB2, 1.00%, 12/01/42		100	99,809
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		146	147,227
Motel 6 Trust, Series 2012-MTL6, Class B, 2.74%, 10/05/25 (a)		115	116,099
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.12%, 2/16/51 (a)(b)		380	447,347
S2 Hospitality LLC, Series 2012-LV1, Class A, 4.50%, 4/15/25 (a)		82	81,723
STRIPs Ltd., Series 2012-1, Class A, 1.50%, 12/25/44		196	193,402
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 5.92%, 2/15/51 (b)		280	328,502
Wells Fargo Reremic Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		223	224,061
			7,344,944
Interest Only Commercial Mortgage-Backed Securities — 0.8%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		1,760	109,153
Commercial Mortgage Pass Through Certificates, Series 2012-CR1, Class XA, 2.26%, 5/15/45 (b)		1,112	153,682

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (concluded)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class XA, 2.05%, 6/15/45 (b)	USD	993	$114,606
WF-RBS Commercial Mortgage Trust (a)(b):
Series 2012-C9, Class XA, 2.29%, 11/15/45		838	119,631
Series 2012-C10, Class XA, 1.86%, 12/15/45		1,140	142,720
			639,792
Total Non-Agency Mortgage-Backed Securities — 11.5%			9,587,799

Preferred Securities

Capital Trusts
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII, 5.86%, 11/30/56		55	—
State Street Capital Trust IV, 1.31%, 6/01/77 (b)		20	15,555
			15,555
Commercial Banks — 0.2%
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		120	120,000
Consumer Finance — 0.2%
Capital One Capital VI, 8.88%, 5/15/40		150	150,000
Insurance — 0.6%
American International Group, Inc., 8.18%, 5/15/68 (b)		60	78,150
MetLife Capital Trust IV, 7.88%, 12/15/67 (a)		205	251,125
Swiss Re Capital I LP, 6.85% (a)(b)(i)		125	131,013
XL Group Plc, Series E, 6.50% (b)(i)		70	65,450
			525,738
Total Capital Trusts — 1.0%			811,293

Trust Preferreds — 0.1%		Shares
Commercial Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		3,417	94,195
Total Preferred Securities — 1.1%			905,488

Taxable Municipal Bonds		Par (000
New York City Municipal Water Finance Authority, Refunding RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	95	110,989
5.50%, 6/15/43		115	136,327
Total Taxable Municipal Bonds — 0.3%			247,316

U.S. Government Sponsored Agency Securities
Agency Obligations — 1.8%
Fannie Mae, 1.97%, 10/09/19 (h)		275	240,916
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16		550	637,626
Tennessee Valley Authority, 5.25%, 9/15/39 (f)		450	592,072
			1,470,614

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Total Return Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.7%
Freddie Mac Mortgage-Backed Securities:
Series 2012-K013, Class A2, 3.97%, 1/25/21 (b)	USD	220	$252,009
Series 2012-K017, Class A2, 2.87%, 12/25/21		330	349,965
			601,974
Commercial Mortgage-Backed Securities — 0.3%
Freddie Mac Mortgage-Backed Securities (a)(b):
Series 2012-K023, Class B, 3.66%, 10/25/45		160	156,080
Series 2012-K706, Class C, 4.02%, 11/25/44		35	34,264
Series 2012-K711, Class B, 3.56%, 8/25/45		90	92,183
			282,527
Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 2011-123, Class CS, 6.40%, 10/25/41 (b)		550	77,708
Series 2012-94, Class IK, 4.00%, 9/25/42		487	65,168
Freddie Mac Mortgage-Backed Securities (b):
Series K019, Class X1, 1.75%, 3/25/22		259	32,377
Series K023, Class X1, 1.32%, 8/25/22		680	67,176
Series K707, Class XI, 1.56%, 12/25/18		548	43,301
Series K710, Class X1, 1.78%, 5/25/19		439	41,899
Ginnie Mae Mortgage-Backed Securities, Series 2012-120, Class IO, 1.01%, 2/16/53 (b)		583	48,929
			376,558
Mortgage-Backed Securities — 67.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/27–1/15/28 (j)		694	728,518
3.00%, 3/01/41 (b)		62	65,293
3.00%, 1/15/28–1/15/43 (j)		5,099	5,353,556
3.14%, 3/01/41 (b)		114	119,707
3.29%, 12/01/40 (b)		140	148,024
3.33%, 6/01/41 (b)		116	122,211
3.49%, 9/01/41 (b)		80	84,313
3.50%, 1/01/27–1/15/43 (j)		7,481	7,982,591
4.00%, 2/01/25–1/15/43 (j)		9,906	10,648,856
4.50%, 2/01/25–1/15/43 (j)		7,196	7,787,058
4.79%, 8/01/38 (b)		180	193,263
5.00%, 9/01/33–1/15/43 (j)		4,211	4,577,298
5.50%, 9/01/34–2/15/43 (j)(k)		3,056	3,335,712
6.00%, 2/01/17–1/15/43 (j)		1,164	1,284,051
6.50%, 5/01/40		627	703,843
7.00%, 2/01/16		14	14,452
Freddie Mac Mortgage-Backed Securities:
3.02%, 2/01/41 (b)		132	138,828
3.50%, 11/01/42–1/15/43 (j)		2,599	2,765,505
4.00%, 1/15/43 (j)		1,100	1,174,250
4.50%, 10/01/41–1/15/43 (j)		1,707	1,831,331
4.88%, 4/01/38 (b)		186	199,761
5.00%, 3/01/38		684	736,779
5.50%, 4/01/38–1/01/40		69	74,789
6.00%, 6/01/35		105	115,230
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/43 (j)		100	108,648
4.00%, 9/15/40–1/15/43 (j)		1,557	1,699,740
4.50%, 5/20/40–1/15/43 (j)		2,521	2,779,578
5.00%, 1/15/43 (j)		1,500	1,636,172
5.50%, 5/20/36		20	21,501
			56,430,858
Total U.S. Government Sponsored Agency Securities — 71.0%			59,162,531

US Treasury Obligations		Par (000)	Value
US Treasury Bonds, 2.75%, 11/15/42 (f)(l)	USD	7,704	$7,422,326
US Treasury Inflation Indexed Bonds (f):
2.13%, 2/15/41		211	311,952
0.75%, 2/15/42		317	347,569
US Treasury Notes (f):
0.25%, 11/30/14		2,442	2,442,095
0.25%, 12/15/15		2,370	2,362,964
1.00%, 11/30/19		2,053	2,033,111
1.63%, 11/15/22		4,401	4,352,565
Total US Treasury Obligations — 23.1%			19,272,582
Total Long-Term Investments (Cost — $127,618,051) — 156.4%			130,369,096

Short-Term Securities
Borrowed Bond Agreements — 0.2%
Credit Suisse, 0.08%, Open		129	129,188
Total Short-Term Securities (Cost — $129,188) — 0.2%			129,188

Options Purchased
(Cost — $34,617) — 0.0%			34,215
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $127,781,856) — 156.6%			130,532,499

Borrowed Bonds
U.S. Treasury Note, 0.63%, 11/30/17		130	(129,563)
Total Borrowed Bonds (Proceeds — $129,708) — (0.2)%			(129,563)

TBA Sale Commitments (j)
Fannie Mae Mortgage-Backed Securities:
2.50%, 2/15/28		200	(208,968)
3.00%, 2/15/43		2,800	(2,933,875)
3.50%, 2/15/43		6,400	(6,816,665)
4.00%, 2/15/43		6,400	(6,858,000)
4.50%, 2/15/43		4,500	(4,859,941)
5.00%, 2/15/43		2,800	(3,032,906)
5.50%, 1/15/43		900	(977,766)
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/15/43		700	(764,578)
4.50%, 1/15/43		1,200	(1,313,813)
Total TBA Sale Commitments (Proceeds — $27,755,141) — (33.3)%			(27,766,512)

Options Written
(Premiums received—$13,079) — (0.0)%			(8,794)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 123.1%			102,627,630
Liabilities in Excess of Other Assets — (23.1)%			(19,274,417)
Net Assets — 100.0%			$83,353,213
See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	73

BlackRock Total Return Portfolio Schedule of Investments (continued)

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	$500,000	—

(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	—	$(336)
Barclays Capital, Inc.	$108,648	$55
Citigroup Global Markets, Inc.	$(327,453)	$(516)
Credit Suisse Securities (USA) LLC	$(647,031)	$1,559
Deutsche Bank Securities, Inc.	$(2,561,781)	$8,539
Goldman Sachs & Co.	$1,031,199	$5,289
JPMorgan Securities, Inc.	$3,145,441	$1,070
Morgan Stanley & Co., Inc.	$735,441	$(3,777)
Royal Bank of Scotland Plc	$107,188	$344
UBS Securities	$(540,098)	$(973)
Wells Fargo Bank NA	$106,613	$82

(k)	All or a portion of security has been pledged as collateral in connection with swaps.
(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2012 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Credit Suisse Securities (USA) LLC	0.23%	7/25/12	Open	$604,125	$604,848
Deutsche Bank Securities, Inc.	(0.63)%	10/24/12	Open	83,137	82,944
BNP Paribas Securities Corp.	0.29%	12/17/12	Open	318,250	318,288
BNP Paribas Securities Corp.	0.29%	12/17/12	Open	354,175	354,218
Bank of America Merrill Lynch	0.22%	12/31/12	1/02/13	2,442,000	2,442,015
Credit Suisse Securities (USA) LLC	(0.13)%	12/31/12	1/02/13	2,037,603	2,037,595
Credit Suisse Securities (USA) LLC	(0.16)%	12/31/12	1/02/13	4,378,697	4,378,677
Deutsche Bank Securities, Inc.	0.20%	12/31/12	1/02/13	2,364,075	2,364,088
Morgan Stanley & Co. LLC	0.22%	12/31/12	1/02/13	7,241,771	7,241,816
Total				$19,823,833	$19,824,489

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Total Return Portfolio Schedule of Investments (continued)

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
65	2-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	14,330,469	$853
22	5-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	2,737,109	(459)
(69)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	USD	9,161,906	39,628
26	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	USD	3,835,000	4,063
(49)	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	USD	7,967,094	122,104
(8)	Euro-Bund	Eurex	March 2013	USD	1,537,901	(7,185)
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	USD	248,988	10
1	90-Day Euro-Dollar	Chicago Mercantile	December 2014	USD	248,600	786
9	90-Day Euro-Dollar	Chicago Mercantile	March 2015	USD	2,236,050	5,828
9	90-Day Euro-Dollar	Chicago Mercantile	June 2015	USD	2,234,475	2,665
(4)	90-Day Euro-Dollar	Chicago Mercantile	March 2016	USD	989,900	892
(4)	90-Day Euro-Dollar	Chicago Mercantile	June 2016	USD	988,500	942
(4)	90-Day Euro-Dollar	Chicago Mercantile	September 2016	USD	987,000	992
(4)	90-Day Euro-Dollar	Chicago Mercantile	December 2016	USD	985,400	1,001
Total						$172,120

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	561,000	USD	734,349	Bank of New York Mellon Corp.	1/23/13	$6,270
USD	3,196,363	EUR	2,433,600	UBS AG	1/23/13	(16,416)
USD	210,393	EUR	161,000	UBS AG	1/23/13	(2,156)
USD	419,890	EUR	319,000	UBS AG	1/23/13	(1,246)
Total						$(13,548)

•	Exchange-traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Euro-Dollar 2-Year Mid-Curve Options	Put	USD	99.25	9/13/13	24	$10,650

•	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	USD	500	$254
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	1,100	2,223
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	700	1,432
20-Year Interest Rate Swap	Citigroup, Inc.	Put	1.88%	Pay	6-month JPY LIBOR	11/18/13	JPY	65,520	19,656
Total									$23,565

•	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	400	$(5,022)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	300	(3,772)
Total									$(8,794)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	75

BlackRock Total Return Portfolio Schedule of Investments (continued)

•	Credit default swaps—buy protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Eastman Chemical Co.	0.68%	Morgan Stanley	9/20/13	USD	285	$(1,156)
Radian Group, Inc.	5.00%	Citigroup, Inc.	6/20/15	USD	340	18,331
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	USD	430	370
Total						$17,545

•	Credit default swaps—sold protection outstanding as of December 31, 2012 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Dow Jones CDX North America High Yield Index Series 19, Version 1	5.00%	Credit Suisse Group AG	12/20/17	B+	USD	548	$4,843
Markit CMBX North America AM Index Series 2	0.50%	Deutsche Bank AG	3/15/49	A-	USD	130	9,891
Markit CMBX North America AM Index Series 4	0.50%	Deutsche Bank AG	2/17/51	BB	USD	50	1,466
Total							$16,200

[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[3]	3-month LIBOR	Deutsche Bank AG	7/02/14	USD	3,500	$(10,100)
2.57%[4]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	16,452
3.27%[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(28,439)
3.25%[3]	3-month LIBOR	UBS AG	7/05/21	USD	300	(40,080)
1.75%[4]	3-month LIBOR	Citigroup, Inc.	12/14/22	USD	100	(808)
Total						$(62,975)
[3]	Portfolio pays the fixed rate and receives the floating rate.
[4]	Portfolio pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Gross Return on the Markit TRX	12.06%[5]	Credit Suisse Group AG	4/01/13	USD	180	$4
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[6]	Bank of America Corp.	10/06/21	USD	425	(17,066)
Total						$(17,062)
[5]	Portfolio receives the total return of the reference entity and pays the fixed rate. Net payment made at termination.
[6]	Portfolio pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock Total Return Portfolio Schedule of Investments (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$9,265,228	$2,424,893	$11,690,121
Corporate Bonds	—	24,341,865	450,122	24,791,987
Floating Rate Loan Interests	—	—	150,000	150,000
Foreign Agency Obligations	—	4,561,272	—	4,561,272
Non-Agency Mortgage-Backed Securities	—	8,536,281	1,051,518	9,587,799
Preferred Securities	$94,195	811,293	—	905,488
Taxable Municipal Bonds	—	247,316	—	247,316
US Government Sponsored Agency Securities	—	59,006,451	156,080	59,162,531
US Treasury Obligations	—	19,272,582	—	19,272,582
Short-Term Securities:
Borrowed Bond Agreements	—	129,188	—	129,188
Options Purchased:
Interest rate contracts	10,650	23,565	—	34,215
Liabilities:
Investments:
Borrowed Bonds	—	(129,563)	—	(129,563)
TBA Sale Commitments	—	(27,766,512)	—	(27,766,512)
Total	$104,845	$98,298,966	$4,232,613	$102,636,424

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$34,901	—	$34,901
Foreign currency exchange contracts	—	6,270	—	6,270
Interest rate contracts	$179,764	16,456	—	196,220
Liabilities:
Credit contracts	—	(1,156)	—	(1,156)
Foreign currency exchange contracts	—	(19,818)	—	(19,818)
Interest rate contracts	(7,644)	(88,221)	—	(95,865)
Other contracts	—	(17,066)	—	(17,066)
Total	$172,120	$(68,634)	—	$103,486
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and written options. Swaps, financial futures contracts and foreign currency exchange contracts are value at the unrealized appreciation/depreciation on the instrument and written options are shown at value.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,307,245	—	—	$1,307,245
Foreign currency at value	28,768	—	—	28,768
Liabilities:
Reverse repurchase agreements	—	$(19,823,833)	—	(19,823,833)
Total	$1,336,013	$(19,823,833)	—	$(18,487,820)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2012.

Certain of the Portfolio’s investments and derivative financial instruments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments and derivative financial instruments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	77

BlackRock Total Return Portfolio Schedule of Investments (concluded)

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	US Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of December 31, 2011	$934,144	—	—	$101,333	—	$1,035,477
Transfers into Level 3[1]	—	—	—	—	—	—
Transfers out of Level 3[2]	(750,744)	—	—	(101,333)	—	(852,077)
Accrued discounts/premiums	(43)	$(43)	—	2,323	—	2,237
Net realized gain (loss)	3,570	—	—	7,967	—	11,537
Net change in unrealized appreciation/depreciation[3]	3,494	1,030	—	3,901	$(829)	7,596
Purchases	2,455,043	449,135	$150,000	1,192,861	156,909	4,403,948
Sales	(220,571)	—	—	(155,534)	—	(376,105)
Closing Balance, as of December 31, 2012	$2,424,893	$450,122	$150,000	$1,051,518	$156,080	$4,232,613
[1]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[2]	As of December 31, 2011, the Portfolio used significant unobservable inputs in determining the value of certain investments. As of December 31, 2012, the Portfolio used observable inputs in determining the value on the same investments. As a result, investments with a beginning of period value of $852,077 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of December 31, 2012 was $6,209.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Credit Contracts
Liabilities:
Opening Balance, as of December 31, 2011	$(12,899)
Transfers into Level 3[1]	—
Transfers out of Level 3[1]	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[4]	12,899
Purchases	—
Issues[5]	—
Sales	—
Settlements[6]	—
Closing Balance, as of December 31, 2012	—
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of December 31, 2012 was $0.
[5]	Issues represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock U.S. Government Bond Portfolio Schedule of Investments December 31, 2012	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Banks — 1.2%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	$1,000	$1,027,100
Bank of Scotland Plc, 5.25%, 2/21/17 (a)	150	171,485
		1,198,585
Electric Utilities — 1.2%
Hydro-Quebec:
8.40%, 1/15/22	225	322,819
8.05%, 7/07/24	590	867,635
		1,190,454
Thrifts & Mortgage Finance — 0.5%
Cie de Financement Foncier SA, 2.50%, 9/16/15 (a)	400	414,515
Northern Rock Asset Management Plc, 5.63%, 6/22/17 (a)	100	116,194
		530,709
Total Corporate Bonds — 2.9%		2,919,748

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	220	221,289
Landwirtschaftliche Rentenbank, 4.13%, 7/15/13	45	45,915
Qatar Government International Bond, 4.00%, 1/20/15 (a)	260	273,650
Total Foreign Agency Obligations — 0.6%		540,854

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.4%
Commercial Mortgage Pass Through Certificates, Series CR5, Class XA, 1.95%, 12/10/45 (b)	5,430	664,962
WF-RBS Commercial Mortgage Trust, Series C10, Class XA, 1.86%, 12/15/45 (a)(b)	5,479	685,900
Total Non-Agency Mortgage-Backed Securities — 1.4%		1,350,862

US Government Sponsored Agency Securities
Agency Obligations — 2.7%
Fannie Mae:
1.63%, 10/26/15	2,265	2,343,167
1.96%, 10/09/19 (c)	360	315,381
		2,658,548
Collateralized Mortgage Obligations — 2.4%
Freddie Mac Mortgage-Backed Securities, Series K013, Class A2, 3.97%, 1/25/21 (b)	2,060	2,359,716
Interest Only Collateralized Mortgage Obligations — 1.4%
Freddie Mac Mortgage-Backed Securities, Series K023, Class X1, 1.32%, 8/25/22 (b)	13,899	1,373,080
Ginnie Mae Mortgage-Backed Securities (b):
Series 2002-83, 0.25%, 10/16/42	9,284	19,802
Series 2003-109, 0.06%, 11/16/43	5,847	7,115
Series 2003-17, 0.42%, 3/16/43	5,557	6,852
Series 2004-9, 0.49%, 3/16/34	4,332	40,557
		1,447,406
Mortgage-Backed Securities — 110.1%
Fannie Mae Mortgage-Backed Securities:
2.50%, 12/01/27–1/01/28 (d)	1,200	1,255,223
3.00%, 9/01/27–1/01/43 (d)	8,687	9,115,397
3.00%, 3/01/41 (b)	125	130,585
3.14%, 3/01/41 (b)	172	179,560
3.29%, 12/01/40 (b)	183	194,077
3.33%, 6/01/41 (b)	231	244,422

US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
Fannie Mae Mortgage-Backed Securities (concluded):
3.49%, 9/01/41 (b)	$160	$168,625
3.50%, 1/01/27–1/01/43 (d)	13,631	14,543,537
4.00%, 2/01/25–1/01/43 (d)	18,437	19,824,096
4.50%, 6/01/26–1/01/43 (d)	10,061	10,893,420
5.00%, 1/01/28–1/01/43 (d)	8,872	9,635,688
5.50%, 11/01/21–2/01/43 (d)	6,333	6,894,959
6.00%, 4/01/35–1/01/43 (d)	4,077	4,469,587
6.50%, 5/01/40	1,764	1,980,913
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43 (d)	6,000	6,272,813
3.03%, 2/01/41 (b)	199	208,242
3.50%, 11/01/42	1,098	1,171,108
4.00%, 1/01/43 (d)	1,500	1,601,250
4.50%, 10/01/41–1/01/43 (d)	2,247	2,411,467
5.00%, 3/01/38	1,672	1,801,078
5.50%, 4/01/38–1/01/40	625	674,878
8.00%, 3/01/30–6/01/31	24	26,134
Ginnie Mae Mortgage-Backed Securities:
2.90%, 1/15/42	302	319,581
3.00%, 6/15/42–9/15/42	357	380,593
3.25%, 9/15/42	129	137,726
3.50%, 9/15/42–1/01/43 (d)	4,849	5,274,499
3.75%, 9/15/42	169	183,934
3.99%, 11/15/40	102	110,649
4.00%, 9/15/40–1/01/43 (d)	2,160	2,358,419
4.25%, 8/15/41	157	172,002
4.50%, 1/20/40–1/01/43 (d)	4,313	4,749,472
5.00%, 1/01/43 (d)	2,000	2,184,375
		109,568,309
Total US Government Sponsored Agency Securities — 116.6%		116,033,979

US Treasury Obligations
US Treasury Bonds, 2.75%, 11/15/42	2,945	2,837,325
US Treasury Inflation Indexed Bonds, 2.13%, 2/15/41	195	288,556
US Treasury Notes:
0.63%, 1/31/13 (e)	240	240,094
0.25%, 11/30/14	2,215	2,215,086
0.25%, 12/15/15	1,225	1,221,363
0.63%, 11/30/17	8,460	8,431,583
1.00%, 11/30/19	361	357,503
1.63%, 11/15/22	8,989	8,890,678
Total US Treasury Obligations — 24.6%		24,482,188
Total Long-Term Investments (Cost — $144,747,894) — 146.1%		145,327,631

Short-Term Securities	Shares
Money Market Funds — 11.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (f)(g)	11,299,523	11,299,523
Total Short-Term Securities (Cost — $11,299,523) — 11.4%		11,299,523

Options Purchased
(Cost — $102,448) — 0.0%		19,315
Total Investments Before TBA Sale Commitments and Options Written (Cost — $156,149,865) — 157.5%		156,646,469

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	79

BlackRock U.S. Government Bond Portfolio Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

TBA Sale Commitments (d)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/28	$1,000	$(1,045,625)
3.00%, 1/01/43	2,400	(2,514,750)
3.50%, 1/01/28–2/01/43	11,300	(12,035,226)
4.00%, 1/01/43–2/01/43	11,600	(12,431,625)
4.50%, 1/01/43–2/01/43	7,700	(8,316,004)
5.00%, 1/01/43–2/01/43	5,700	(6,174,124)
5.50%, 1/01/43	2,100	(2,281,453)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/43	5,300	(5,540,985)
3.50%, 1/01/43	1,000	(1,063,359)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/01/43	4,000	(4,345,500)
4.00%, 1/01/43	1,600	(1,745,376)
Total TBA Sale Commitments (Proceeds — $57,468,344) — (57.8)%		(57,494,027)

Options Written	Value
(Premiums Received — $148,522) — (0.1)%	$(103,145)
Total Investments, Net of TBA Sale Commitments and Options Written — 99.6%	99,049,297
Other Assets Less Liabilities — 0.4%	442,742
Net Assets — 100.0%	$99,492,039

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp	—	$148
Citigroup, Inc	$1,315,086	$(5,059)
Credit Suisse Group AG	$(4,192,313)	$2,566
Deutsche Bank AG	$1,495,430	$(2,703)
Goldman Sachs Group, Inc	$(4,890,445)	$1,719
JPMorgan Chase & Co	$5,057,152	$(500)
Morgan Stanley	$2,679,590	$(2,480)
Nomura Trust and Banking Co., Ltd	$(3,406)	$(156)
Royal Bank of Canada	$731,828	$(5,234)
Royal Bank of Scotland Group Plc	$107,188	$344
UBS AG	$(1,070,480)	$(1,059)
Wells Fargo & Co.	$319,840	$246

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)
Investments in issuers considered to be an affiliate of the Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	11,858,082	(558,559)	11,299,523	$24,110	$133

(g)	Represents the current yield as of report date.
•
For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

BlackRock U.S. Government Bond Portfolio Schedule of Investments (continued)
•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
158	2-Year US Treasury Note	Chicago Board of Trade	March 2013	$34,834,062	$2,129
1	30-Year US Treasury Bond	Chicago Board of Trade	March 2013	$147,500	(251)
9	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$2,243,250	6,642
10	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2013	$1,625,938	(28,626)
13	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$3,239,437	9,959
16	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$3,986,200	12,156
14	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$3,486,875	10,899
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$248,988	660
(5)	5-Year US Treasury Note	Chicago Board of Trade	March 2013	$622,070	930
(31)	10-Year US Treasury Note	Chicago Board of Trade	March 2013	$4,116,219	19,260
Total					$33,758

•	Over-the-counter interest rate swaptions purchased as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	1.50%	Receive	3-month LIBOR	2/15/13	USD	600	$305
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	1,400	2,828
7-Year Interest Rate Swap	Credit Suisse Group AG	Put	1.50%	Pay	3-month LIBOR	2/15/13	USD	800	1,637
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.13%	Pay	3-month LIBOR	3/21/13	USD	4,900	69
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/20/17	USD	600	14,476
Total									$19,315

•	Over-the-counter interest rate swaptions written as of December 31, 2012 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Barclays Plc	Call	1.25%	Pay	3-month LIBOR	6/20/14	USD	500	$(5,155)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/10/14	USD	1,200	(6,224)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/11/14	USD	1,400	(7,261)
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Call	3.65%	Pay	3-month LIBOR	3/27/17	USD	300	(26,593)
30-Year Interest Rate Swap	Citigroup, Inc.	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	500	(6,278)
30-Year Interest Rate Swap	Credit Suisse Group AG	Put	2.90%	Receive	3-month LIBOR	2/15/13	USD	300	(3,772)
5-Year Interest Rate Swap	Barclays Plc	Put	2.25%	Receive	3-month LIBOR	6/20/14	USD	500	(2,665)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/10/14	USD	1,200	(9,336)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/11/14	USD	1,400	(10,911)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/20/17	USD	1,200	(12,475)
10-Year Interest Rate Swap	JPMorgan Chase & Co.	Put	3.65%	Receive	3-month LIBOR	3/27/17	USD	300	(12,475)
Total									$(103,145)

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	USD	1,100	$5,762
0.38%[2]	3-month LIBOR	Citigroup, Inc.	12/03/14	USD	6,500	1,172
0.36%[2]	3-month LIBOR	JPMorgan Chase & Co.	12/11/14	USD	21,700	13,934
2.36%[1]	3-month LIBOR	Citigroup Inc.	12/20/15	USD	1,300	71,284
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	1,600	(45,967)
1.39%[2]	3-month LIBOR	Deutsche Bank AG	3/19/17	USD	3,600	(103,425)
2.50%[1]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	23,250
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	24,746
2.85%[2]	3-month LIBOR	Bank of America Corp.	2/09/42	USD	100	(1,139)
2.57%[2]	3-month LIBOR	Citigroup, Inc.	12/03/42	USD	500	24,700
Total						$14,317
[1]	Portfolio pays the floating rate and receives the fixed rate.
[2]	Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	81

BlackRock U.S. Government Bond Portfolio Schedule of Investments (concluded)

•	Total return swaps outstanding as of December 31, 2012 were as follows:

Reference Entity	Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	2.18%[1]	Bank of America Corp.	10/06/21	$550	$(22,085)
[1]	Fund pays the total return of the reference entity and receives the fixed rate. Net payment made at termination.

•
Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Portfolio has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[2]	—	$145,327,631	—	$145,327,631
Short-Term Securities	$11,299,523	—	—	11,299,523
Options Purchased:
Interest rate contracts	—	19,315	—	19,315
Liabilities:
Investments:
TBA sale commitments	—	(57,494,027)	—	(57,494,027)
Total	$11,299,523	$87,852,919	—	$99,152,442
[2]	See above Schedule of Investments for values in each security type.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Interest rate contracts	$62,636	$164,848	—	$227,484
Liabilities:
Interest rate contracts	(28,877)	(253,676)	—	(282,553)
Other contracts	—	(22,085)	—	(22,085)
Total	$33,759	$(110,913)	—	$(77,154)
[3]	Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instruments and options written are shown at value.

Certain of the Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$11,805	—	—	$11,805
Cash pledged as collateral for swaps and options	195,000	—	—	195,000
Total	$206,805	—	—	$206,805

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Statements of Assets and Liabilities December 31, 2012

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Assets
Investments at value — unaffiliated[2,3]	$616,860,775	$130,240,944	$269,464,816	$48,963,045
Investments at value — affiliated[4]	2,709,255	5,986,444	1,109,546	946,191
Cash	—	—	7,258	3,044
TBA sale commitments receivable	75,182,237	—	—	—
Investments sold receivable	17,813,198	305,745	210,624	431,359
Interest receivable	1,364,188	—	809,828	703,164
Dividends receivable	262,745	40,991	70,416	—
Unrealized appreciation on swaps	100,216	—	29,158	6,440
Unrealized appreciation on foreign currency exchange contracts	17,660	—	262,654	78
Variation margin receivable	117,918	—	—	—
Foreign currency at value[5]	55,892	—	24,783	7,168
Swaps receivable	48,491	—	33,907	272
Capital shares sold receivable	—	12,956	—	23,433
Options written receivable	—	—	40,356	—
Principal paydown receivable	21,586	—	—	—
Swap premiums paid	18,203	—	4,967	—
Securities lending income receivable — affiliated	—	17,892	111	—
Receivable from manager	—	—	—	4,899
Prepaid expenses	3,725	871	8,138	210
Other assets	63,005	—	—	67,482
Total assets	714,639,094	136,605,843	272,076,562	51,156,785

Liabilities
Collateral on securities loaned at value	—	5,672,246	131,800	—
Bank overdraft	231,010	—	—	—
Investments purchased payable	87,961,346	—	576,772	1,050,957
TBA sale commitments at value[6]	75,216,048	—	—	—
Reverse repurchase agreements	53,469,537	—	—	—
Cash received as collateral for swaps and options written	—	—	1,200,000	—
Capital shares redeemed payable	22,276	126,995	155,654	18,105
Options written at value[7]	21,355	—	634,403	—
Income dividends payable	—	—	—	230,997
Unrealized depreciation on swaps	169,984	—	5,482	592
Investment advisory fees payable	145,333	39,060	81,989	—
Unrealized depreciation on foreign currency exchange contracts	48,223	—	157,637	—
Swap premiums received	68,520	—	—	49,536
Interest expense payable	3,187	—	—	—
Variation margin payable	—	—	85,657	—
Swaps payable	50,789	—	1,494	—
Officer’s and Directors’ fees payable	2,065	1,785	1,169	931
Other affiliates payable	1,535	527	983	115
Deferred income	—	—	—	1,538
Other accrued expenses payable	236,146	79,950	155,944	47,972
Total liabilities	217,647,354	5,920,563	3,188,984	1,400,743
Net Assets	$496,991,740	$130,685,280	$268,887,578	$49,756,042

Net Assets Consist of
Paid-in capital	$485,072,579	$131,607,567	$270,779,869	$55,118,108
Undistributed (distributions in excess of) net investment income	397,485	15,660	(179,566)	124,490
Accumulated net realized loss	(27,468,546)	(24,688,224)	(11,758,267)	(6,835,677)
Net unrealized appreciation/depreciation	38,990,222	23,750,277	10,045,542	1,349,121
Net Assets	$496,991,740	$130,685,280	$268,887,578	$49,756,042
Shares outstanding $0.10 par value[8]	32,037,264	4,596,173	17,893,236	9,050,175
Net asset value, offering and redemption price per share	$15.51	$28.43	$15.03	$5.50
[1]Consolidated Statement of Assets and Liabilities
[2]Investments at cost — unaffiliated	$578,219,426	$106,490,667	$259,834,715	$47,619,852
[3]Securities loaned at value	—	$5,697,331	$99,840	—
[4]Investments at cost — affiliated	$2,709,255	$5,986,444	$978,281	$946,191
[5]Foreign currency at cost	$55,805	—	$24,758	$7,228
[6]Proceeds from TBA sale commitments	$75,182,237	—	—	—
[7]Premiums received	$31,757	—	$767,532	—
[8]Authorized Shares	300 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	83

Statements of Assets and Liabilities December 31, 2012 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value — unaffiliated[1,2]	$148,134,082	$163,363,224	$130,532,499	$145,346,946
Investments at value — affiliated[3]	2,652,052	—	—	11,299,523
Cash	—	35,762	1,307,245	11,805
TBA sale commitments receivable	—	—	27,755,141	57,468,344
Investments sold receivable	1,833,450	—	4,851,485	12,779,189
Interest receivable	—	82,657	569,841	312,387
Dividends receivable	122,746	—	—	—
Unrealized appreciation on swaps	—	—	51,357	164,848
Unrealized appreciation on foreign currency exchange contracts	—	—	6,270	—
Cash pledged as collateral for swaps and options	—	—	—	195,000
Variation margin receivable	—	—	54,848	—
Foreign currency at value[4]	—	—	28,768	—
Swaps receivable	—	—	12,153	18,594
Capital shares sold receivable	—	68,427	—	—
Principal paydown receivable	—	—	9,290	6,487
Swap premiums paid	—	—	9,738	—
Securities lending income receivable — affiliated	161	—	—	—
Receivable from manager	—	—	4,588	—
Prepaid expenses	1,493	1,152	480	635
Other assets	—	—	—	175,953
Total assets	152,743,984	163,551,222	165,193,703	227,779,711

Liabilities
Collateral on securities loaned at value	804,075	—	—	—
Investments purchased payable	253,007	—	33,540,230	70,092,554
TBA sale commitments at value[5]	—	—	27,766,512	57,494,027
Reverse repurchase agreements	—	—	19,823,833	—
Capital shares redeemed payable	159,639	143,648	99,400	121,434
Options written at value[6]	—	—	8,794	103,145
Income dividends payable	—	—	213,994	169,114
Unrealized depreciation on swaps	—	—	97,649	172,616
Investment advisory fees payable	41,669	19,408	—	11,905
Unrealized depreciation on foreign currency exchange contracts	—	—	19,818	—
Swap premiums received	—	—	32,014	—
Borrowed bonds at value[7]	—	—	129,563	—
Interest expense payable	—	—	656	—
Variation margin payable	—	—	—	6,475
Swaps payable	—	—	17,358	31,595
Officer’s and Directors’ fees payable	1,747	1,378	1,337	1,339
Other affiliates payable	443	751	270	362
Other accrued expenses payable	72,112	39,155	89,062	83,106
Total liabilities	1,332,692	204,340	81,840,490	128,287,672
Net Assets	$151,411,292	$163,346,882	$83,353,213	$99,492,039

Net Assets Consist of
Paid-in capital	$158,724,083	$163,346,519	$85,429,637	$98,682,191
Undistributed (distributions in excess of) net investment income	109,534	—	(129,818)	253,919
Undistributed net realized gain (accumulated net realized loss)	(24,379,927)	363	(4,803,452)	(162,312)
Net unrealized appreciation/depreciation	16,957,602	—	2,856,846	718,241
Net Assets	$151,411,292	$163,346,882	$83,353,213	$99,492,039
Shares outstanding, $0.10 par value[8]	7,314,453	163,346,519	7,043,062	8,827,201
Net asset value, offering and redemption price per share	$20.70	$1.00	$11.83	$11.27
[1]Investments at cost — unaffiliated	$131,176,480	$163,363,224	$127,781,856	$144,850,342
[2]Securities loaned at value	$809,511	—	—	—
[3]Investments at cost — affiliated	$2,652,052	—	—	$11,299,523
[4]Foreign currency at cost	—	—	$28,691	—
[5]Proceeds from TBA sale commitments	—	—	$27,755,141	$57,468,344
[6]Premiums received	—	—	$13,079	$148,522
[7]Proceeds received from borrowed bond agreements	—	—	$129,708	—
[8]Authorized shares	100 million	2 billion	100 million	100 million

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Statements of Operations Year Ended December 31, 2012

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Investment Income
Dividends — unaffiliated	$6,447,681	$2,064,273	$4,380,755	$59,286
Foreign taxes withheld	(10,932)	(68)	(187,315)	—
Dividends — affiliated	4,228	1,625	312	2,007
Interest	7,882,848	—	2,006,136	3,510,805
Securities lending — affiliated — net	—	134,830	1,031	—
Total income	14,323,825	2,200,660	6,200,919	3,572,098

Expenses
Investment advisory	1,820,002	490,557	989,306	178,057
Transfer agent	469,530	126,048	266,914	47,669
Professional	103,985	46,183	91,710	69,870
Accounting services	138,038	34,322	72,087	52,069
Custodian	89,520	27,039	192,127	16,741
Officer and Directors	28,832	22,071	25,318	19,995
Printing	43,682	17,223	25,415	12,558
Miscellaneous	28,382	8,126	16,729	7,724
Total expenses excluding interest expense	2,721,971	771,569	1,679,606	404,683
Interest expense	51,612	—	—	—
Total expenses	2,773,583	771,569	1,679,606	404,683
Less fees waived by Manager	(13,791)	(1,293)	(31,871)	(116,381)
Less transfer agent fees reimbursed	(350,300)	(85,287)	(189,613)	(30,055)
Less other expenses reimbursed	—	—	—	(10,208)
Total expenses after fees waived and reimbursed	2,409,492	684,989	1,458,122	248,039
Net investment income	11,914,333	1,515,671	4,742,797	3,324,059

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	20,967,265	7,828,127	(8,204,432)	2,088,319
Investments — affiliated	—	—	28,511	—
Financial futures contracts	(903,538)	—	(1,074,912)	(96,133)
Foreign currency transactions	(12,916)	(4)	(289,262)	(21)
Options written	360,949	—	1,012,344	—
Borrowed bonds	83,443	—	—	—
Swaps	(473,265)	—	54,259	261,356
	20,021,938	7,828,123	(8,473,492)	2,253,521
Net change in unrealized appreciation/depreciation on:
Investments	20,175,474	9,178,699	30,706,168	1,837,815
Financial futures contracts	454,710	—	48,288	—
Foreign currency translations	(228,445)	5	34,847	80
Options written	21,540	—	194,751	—
Swaps	(294,770)	—	3,117	(40,478)
	20,128,509	9,178,704	30,987,171	1,797,417
Total realized and unrealized gain	40,150,447	17,006,827	22,513,679	4,050,938
Net Increase in Net Assets Resulting from Operations	$52,064,780	$18,522,498	$27,256,476	$7,374,997

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	85

Statements of Operations Year Ended December 31, 2012 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Dividends — unaffiliated	$3,231,204	—	—	—
Foreign taxes withheld	(5,566)	—	—	—
Dividends — affiliated	1,176	—	—	$24,110
Interest	—	$512,153	$3,183,636	2,436,319
Securities lending — affiliated — net	126,545	—	—	—
Total income	3,353,359	512,153	3,183,636	2,460,429

Expenses
Investment advisory	554,091	629,854	303,054	373,849
Transfer agent	140,210	85,013	82,536	103,490
Professional	57,761	47,351	81,736	88,072
Accounting services	36,028	48,475	67,952	39,596
Custodian	17,205	13,107	63,067	42,406
Officer and Directors	22,660	22,397	21,021	21,201
Printing	18,425	18,625	15,676	15,639
Miscellaneous	11,095	11,235	19,823	9,532
Total expenses excluding interest expense	857,475	876,057	654,865	693,785
Interest expense	—	—	19,359	798
Total expenses	857,475	876,057	674,224	694,583
Less fees waived by Manager	(8,948)	(282,287)	(171,292)	(100,561)
Less fees paid indirectly	—	—	(1,221)	—
Less transfer agent fees reimbursed	(104,601)	(81,681)	(55,633)	(72,440)
Less other expenses reimbursed	—	—	(4,588)	—
Total expenses after fees waived, paid indirectly and reimbursed	743,926	512,089	441,490	521,582
Net investment income	2,609,433	64	2,742,146	1,938,847

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,231,235	4,312	2,747,690	3,809,506
Investments — affiliated	—	—	—	133
Financial futures contracts	—	—	(271,427)	(215,915)
Foreign currency transactions	109	—	(21,824)	—
Options written	—	—	113,432	73,821
Borrowed bonds	—	—	37,243	—
Swaps	—	—	(249,672)	(1,425,044)
	10,231,344	4,312	2,355,442	2,242,501
Net change in unrealized appreciation/depreciation on:
Investments	5,981,630	—	1,326,834	(2,179,174)
Financial futures contracts	—	—	165,063	(199,534)
Foreign currency translations	—	—	(83,267)	—
Options written	—	—	40,004	78,813
Swaps	—	—	(141,028)	784,334
	5,981,630	—	1,307,606	(1,515,561)
Total realized and unrealized gain	16,212,974	4,312	3,663,048	726,940
Net Increase in Net Assets Resulting from Operations	$18,822,407	$4,376	$6,405,194	$2,665,787

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$11,914,333	$13,277,691	$1,515,671	$1,035,303
Net realized gain	20,021,938	36,409,214	7,828,123	16,159,867
Net change in unrealized appreciation/depreciation	20,128,509	(25,571,460)	9,178,704	(31,657,558)
Net increase (decrease) in net assets resulting from operations	52,064,780	24,115,445	18,522,498	(14,462,388)

Dividends to Shareholders From[1]
Net investment income	(11,476,925)	(13,880,759)	(1,541,561)	(1,000,004)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(43,447,542)	(41,862,935)	(18,605,951)	(28,677,851)

Net Assets
Total decrease in net assets	(2,859,687)	(31,628,249)	(1,625,014)	(44,140,243)
Beginning of year	499,851,427	531,479,676	132,310,294	176,450,537
End of year	$496,991,740	$499,851,427	$130,685,280	$132,310,294
Undistributed net investment income	$397,485	$274,974	$15,660	$41,554

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	87

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$4,742,797	$9,955,646	$3,324,059	$3,566,414
Net realized gain (loss)	(8,473,492)	39,063,850	2,253,521	165,358
Net change in unrealized appreciation/depreciation	30,987,171	(64,520,723)	1,797,417	(2,404,826)
Net increase (decrease) in net assets resulting from operations	27,256,476	(15,501,227)	7,374,997	1,326,946

Dividends and Distributions to Shareholders From[2]
Net investment income	(3,750,010)	(19,100,018)	(3,317,575)	(3,564,140)
Net realized gain	—	(3,808,851)	—	—
Decrease in net assets resulting from dividends and distributions to shareholders	(3,750,010)	(22,908,869)	(3,317,575)	(3,564,140)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(27,171,531)	(185,764,913)	(1,105,318)	(4,180,402)

Net Assets
Total increase (decrease) in net assets	(3,665,065)	(224,175,009)	2,952,104	(6,417,596)
Beginning of year	272,552,643	496,727,652	46,803,938	53,221,534
End of year	$268,887,578	$272,552,643	$49,756,042	$46,803,938
Undistributed net investment income (loss)	$(179,566)	$(1,046,940)	$124,490	$35,249

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Statements of Changes in Net Assets (continued)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$2,609,433	$2,122,452	$64	$74
Net realized gain	10,231,344	13,826,746	4,312	1,560
Net change in unrealized appreciation/depreciation	5,981,630	(11,431,767)	—	—
Net increase in net assets resulting from operations	18,822,407	4,517,431	4,376	1,634

Dividends and Distributions to Shareholders From[1]
Net investment income	(2,622,450)	(2,012,381)	(64)	(74)
Net realized gain	—	—	(4,558)	(1,316)
Decrease in net assets resulting from dividends and distributions to shareholders	(2,622,450)	(2,012,381)	(4,622)	(1,390)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(14,738,794)	(14,752,973)	(31,713,935)	(20,849,288)

Net Assets
Total increase (decrease) in net assets	1,461,163	(12,247,923)	(31,714,181)	(20,849,044)
Beginning of year	149,950,129	162,198,052	195,061,063	215,910,107
End of year	$151,411,292	$149,950,129	$163,346,882	$195,061,063
Undistributed net investment income	$109,534	$122,442	—	—

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	89

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$2,742,146	$3,628,854	$1,938,847	$2,863,631
Net realized gain (loss)	2,355,442	(1,265,991)	2,242,501	3,279,703
Net change in unrealized appreciation/depreciation	1,307,606	2,818,973	(1,515,561)	868,088
Net increase in net assets resulting from operations	6,405,194	5,181,836	2,665,787	7,011,422

Dividends and Distributions to Shareholders From[1]
Net investment income	(2,989,170)	(3,746,655)	(2,245,064)	(3,029,477)
Net realized gain	—	—	(2,860,955)	(1,051,689)
Decrease in net assets resulting from dividends and distributions to shareholders	(2,989,170)	(3,746,655)	(5,106,019)	(4,081,166)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,394,516)	(5,988,033)	(5,957,996)	(10,459,217)

Net Assets
Total decrease in net assets	(978,492)	(4,552,852)	(8,398,228)	(7,528,961)
Beginning of year	84,331,705	88,884,557	107,890,267	115,419,228
End of year	$83,353,213	$84,331,705	$99,492,039	$107,890,267
Undistributed (distributions in excess of) net investment income	$(129,818)	$256,687	$253,919	$758,021

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Financial Highlights
	BlackRock Balanced Capital Portfolio
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$14.33		$14.09		$13.20		$11.43		$16.25
Net investment income[1]	0.36		0.37		0.33		0.34		0.43
Net realized and unrealized gain (loss)	1.19		0.28		0.90		1.79		(4.80)
Net increase (decrease) from investment operations	1.55		0.65		1.23		2.13		(4.37)
Dividends from net investment income[2]	(0.37)		(0.41)		(0.34)		(0.36)		(0.45)
Net asset value, end of year	$15.51		$14.33		$14.09		$13.20		$11.43

Total Investment Return[3]
Based on net asset value	10.79%		4.58%		9.37%		18.64%		(26.84)%

Ratios to Average Net Assets
Total expenses	0.55%		0.45%		0.51%		0.46%		0.50%
Total expenses after fees waived	0.48%		0.44%		0.51%		0.46%		0.50%
Total expenses after fees waived and excluding interest expense	0.47%		0.44%		0.44%		0.45%		0.42%
Net investment income	2.36%		2.55%		2.42%		2.84%		2.99%

Supplemental Data
Net assets, end of year (000)	$496,992		$499,851		$531,480		$549,968		$524,698
Portfolio turnover	499%	[4]	612%	[5]	705%	[6]	461%	[7]	383% [8]

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 398%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 415%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 335%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 283%.
	BlackRock Capital Appreciation Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.13	$27.72	$23.20	$16.99	$28.05
Net investment income[1]	0.31	0.17	0.12	0.14	0.17
Net realized and unrealized gain (loss)	3.33	(2.57)	4.53	6.22	(11.06)
Net increase (decrease) from investment operations	3.64	(2.40)	4.65	6.36	(10.89)
Dividends from net investment income[2]	(0.34)	(0.19)	(0.13)	(0.15)	(0.17)
Net asset value, end of year	$28.43	$25.13	$27.72	$23.20	$16.99

Total Investment Return[3]
Based on net asset value	14.48%	(8.66)%	20.04	37.40%	(38.81)%

Ratios to Average Net Assets
Total expenses	0.56%	0.45%	0.46%	0.49%	0.44%
Total expenses after fees waived	0.50%	0.44%	0.46%	0.49%	0.44%
Net investment income	1.11%	0.62%	0.50%	0.72%	0.71%

Supplemental Data
Net assets, end of year (000)	$130,685	$132,310	$176,451	$158,633	$127,953
Portfolio turnover	61%	79%	74%	81%	116%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	91

Financial Highlights (continued)

	BlackRock Global Allocation Portfolio
	Year Ended December 31,
	2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of year	$13.80	$15.59	$14.32	$11.97	$17.95
Net investment income[2]	0.25	0.33	0.31	0.34	0.38
Net realized and unrealized gain (loss)	1.19	(0.86)	1.17	2.35	(4.14)
Net increase (decrease) from investment operations	1.44	(0.53)	1.48	2.69	(3.76)
Dividends and distributions from:[3]
Net investment income	(0.21)	(1.05)	(0.21)	(0.28)	(1.00)
Net realized gain	—	(0.21)	—	—	(1.22)
Tax return of capital	—	—	—	(0.06)	—
Total dividends and distributions	(0.21)	(1.26)	(0.21)	(0.34)	(2.22)
Net asset value, end of year	$15.03	$13.80	$15.59	$14.32	$11.97

Total Investment Return[4]
Based on net asset value	10.46%	(3.39)%	10.31%	22.59%	(20.75)%

Ratios to Average Net Assets
Total expenses	0.61%	0.47%	0.48%	0.53%	0.60%
Total expenses after fees waived and paid indirectly	0.53%	0.44%	0.48%	0.51%	0.55%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees	0.53%	0.44%	0.48%	0.50%	0.50%
Net investment income	1.73%	2.04%	2.16%	2.63%	2.31%

Supplemental Data
Net assets, end of year (000)	$268,888	$272,553	$496,728	$298,192	$256,591
Portfolio turnover	44%	65%	40%	39%	53%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
	BlackRock High Yield Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$5.06	$5.33	$4.96	$3.56	$5.47
Net investment income[1]	0.36	0.38	0.40	0.43	0.43
Net realized and unrealized gain (loss)	0.43	(0.27)	0.37	1.39	(1.91)
Net increase (decrease) from investment operations	0.79	0.11	0.77	1.82	(1.48)
Dividends from net investment income[2]	(0.35)	(0.38)	(0.40)	(0.42)	(0.43)
Net asset value, end of year	$5.50	$5.06	$5.33	$4.96	$3.56

Total Investment Return[3]
Based on net asset value	16.17%	2.04%	16.20%	53.68%	(28.61)%

Ratios to Average Net Assets
Total expenses	0.82%	0.66%	0.67%	0.73%	0.66%
Total expenses after fees waived	0.50%	0.50%	0.50%	0.49%	0.50%
Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.50%	0.49%	0.50%
Net investment income	6.72%	7.18%	7.84%	9.91%	8.83%

Supplemental Data
Net assets, end of year (000)	$49,756	$46,804	$53,222	$50,103	$31,058
Portfolio turnover	102%	96%	121%	107%	53%

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Financial Highlights (continued)

	BlackRock Large Cap Core Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$18.65	$18.42	$16.98	$14.02	$23.58
Net investment income[1]	0.34	0.25	0.22	0.23	0.24
Net realized and unrealized gain (loss)	2.07	0.23	1.49	2.98	(9.21)
Net increase (decrease) from investment operations	2.41	0.48	1.71	3.21	(8.97)
Dividends and distributions from:[2]
Net investment income	(0.36)	(0.25)	(0.27)	(0.25)	(0.23)
Net realized gain	—	—	—	—	(0.36)
Total dividends and distributions	(0.36)	(0.25)	(0.27)	(0.25)	(0.59)
Net asset value, end of year	$20.70	$18.65	$18.42	$16.98	$14.02

Total Investment Return[3]
Based on net asset value	12.95%	2.61%	10.09%	22.90	(37.95)%

Ratios to Average Net Assets
Total expenses	0.56%	0.44%	0.45%	0.47%	0.45%
Total expenses after fees waived	0.48%	0.44%	0.45%	0.47%	0.44%
Net investment income	1.69%	1.32%	1.27%	1.54%	1.22%

Supplemental Data
Net assets, end of year (000)	$151,411	$149,950	$162,198	$167,566	$159,086
Portfolio turnover	115%	104%	143%	150%	104%

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
	BlackRock Money Market Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0030	0.0278
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net increase from investment operations	0.0000	0.0000	0.0000	0.0030	0.0278
Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0031)	(0.0278)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0001)	(0.0000)[3]	—
Total dividends and distributions	(0.0000)	(0.0000)	(0.0001)	(0.0031)	(0.0278)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.01%	0.32%	2.83%

Ratios to Average Net Assets
Total expenses	0.50%	0.43%	0.43%	0.48%	0.43%
Total expenses after fees waived	0.29%	0.29%	0.35%	0.45%	0.43%
Net investment income	0.00%	0.00%	0.00%	0.32	2.77%

Supplemental Data
Net assets, end of year (000)	$163,347	$195,061	$215,910	$263,584	$312,788

[1]	Amount is less than $0.00005 per share.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	93

Financial Highlights (continued)

	BlackRock Total Return Portfolio
	Year Ended December 31,
	2012		2011		2010		2009		2008
Per Share Operating Performance
Net asset value, beginning of year	$11.37		$11.17		$10.79		$9.94		$11.37
Net investment income[1]	0.38		0.47		0.49		0.55		0.54
Net realized and unrealized gain (loss)	0.49		0.22		0.41		0.88		(1.42)
Net increase (decrease) from investment operations	0.87		0.69		0.90		1.43		(0.88)
Dividends from net investment income[2]	(0.41)		(0.49)		(0.52)		(0.58)		(0.55)
Net asset value, end of year	$11.83		$11.37		$11.17		$10.79		$9.94

Total Investment Return[3]
Based on net asset value	7.78%		6.34%		8.51%		14.81%		(7.77)%

Ratios to Average Net Assets
Total expenses	0.80%		0.60%		0.72%		0.62%		0.57%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%		0.53%		0.63%		0.52%		0.54%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%		0.50%		0.50%		0.50%		0.50%
Net investment income	3.25%		4.28%		4.42%		5.35%		5.03%

Supplemental Data
Net assets, end of year (000)	$83,353		$84,332		$88,885		$91,555		$106,108
Portfolio turnover	952%	[4]	1,237%	[5]	1,353%	[6]	847%	[7]	871% [8]

[1]	Based on average shares outstanding.
[2]	Dividends are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 731%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 793%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,009%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 568%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 607%.

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Financial Highlights (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$11.56	$11.26	$11.02	$11.75	$11.15
Net investment income[1]	0.22	0.29	0.42	0.43	0.39
Net realized and unrealized gain (loss)	0.07	0.43	0.52	(0.62)	0.49
Net increase (decrease) from investment operations	0.29	0.72	0.94	(0.19)	0.88
Dividends and distributions from:[2]
Net investment income	(0.25)	(0.31)	(0.44)	(0.51)	(0.28)
Net realized gain	(0.33)	(0.11)	(0.26)	(0.03)	—
Total dividends and distributions	(0.58)	(0.42)	(0.70)	(0.54)	(0.28)
Net asset value, end of year	$11.27	$11.56	$11.26	$11.02	$11.75

Total Investment Return[3]
Based on net asset value	2.55%	6.54%	8.67%	(1.61)%	8.01%

Ratios to Average Net Assets
Total expenses	0.67%	0.53%	0.62%	0.53%	0.67%
Total expenses after fees waived	0.50%	0.50%	0.58%	0.51%	0.67%
Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.50%	0.49%	0.48%
Net investment income	1.86%	2.62%	3.72%	3.76%	3.47%

Supplemental Data
Net assets, end of year (000)	$99,492	$107,890	$115,419	$124,496	$147,878
Portfolio turnover	1,572% [4]	2,756% [5]	3,218% [6]	2,598% [7]	6,059% [8]

[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,194%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,937%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,373%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,947%.
[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 5,555%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	95

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (collectively referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The following is a summary of significant accounting policies followed by the Portfolios:

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Subsidiary enables the Portfolio to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Portfolio.

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolios for all financial instruments.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. BlackRock Money Market Portfolio seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of

96	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor in the Money Market Series to withdraw more than 25% on any one day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolios’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	97

Notes to Financial Statements (continued)

faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward,

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and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or

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revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR, the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Portfolios having a direct contractual relationship with the borrower, and the Portfolios may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, a Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Portfolios and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Portfolio may also experience delays in gaining access to the collateral.

Short Sales: Certain Portfolios may enter into short sale transactions in which a Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When a Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements of Operations. A Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Portfolios may receive interest on their cash collateral deposited with the broker-dealer. The Portfolios are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves

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the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Portfolios sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Portfolios will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. A Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Portfolio on an accrual basis. A Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Portfolio. If the interest expense exceeds the income earned, a Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, a Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Portfolio could experience losses, delays and costs in liquidating the collateral.

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Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, a Portfolio continues to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce a Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable) a Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are declared and paid at least annually. For BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. For each Portfolio, distributions of capital gains, if any, on investments are paid at least annually and recorded on ex-dividend dates. The portion of distributions that exceeds a Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Portfolio’s taxable income and net capital gains, but not in excess of a Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

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Securities Lending: Certain Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by a Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of a Portfolio and any additional required collateral is delivered to a Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Portfolios benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. A Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to RICs and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Certain Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolios and/or to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, a Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options

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should the counterparty fail to perform under the contracts. Options written by a Portfolio do not give rise to counterparty credit risk, as options written obligate a Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts, options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows a Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause a Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Portfolio as unrealized appreciation or depreciation. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by a Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from

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(or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio.

Certain Portfolios may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. A Portfolio may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which a Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, a Portfolio has no credit exposure to the counterparty as the CCP stands between a Portfolio and the counterparty. These payments received or made by a Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premium received, respectively in the Statements of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	105

Notes to Financial Statements (continued)

excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps— Certain Portfolios enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
•	Forward Interest Rate Swaps — Certain Portfolios enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Portfolio and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Portfolios generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.
106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]	$500,701	$17,302	—	$230,435	$246,798
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Options written at value	17,660	269,017	$78	6,270	—
Credit contracts	Unrealized appreciation on swaps	75,510	383	6,440	34,901	—
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value — unaffiliated[2]; Structured options at value	—	1,753,051	—	—	—
Other contracts	Unrealized appreciation on swaps	—	—	—	—	—

Total		$593,871	$2,039,753	$6,518	$271,606	$246,798

	Liability Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value	$(163,553)	$(3,785)	—	$(95,865)	$(282,553)
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Options written at value	(48,223)	(169,191)	—	(19,818)	—
Credit contracts	Unrealized depreciation on swaps	(2,812)	(1,706)	$(592)	(1,156)	—
Equity contracts	Net unrealized appreciation/ Depreciation[1]; Unrealized depreciation on swaps; Options written at value; Structured options at value	—	(632,406)	—	—	—
Other contracts	Unrealized depreciation on swaps	(43,969)	—	—	(17,066)	(22,085)

Total		$(258,557)	$(807,088)	$(592)	$(133,905)	$(304,638)

[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	107

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended December 31, 2012

	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$(902,733)	$(43)	—	$(271,025)	$(223,164)
Swaps	(677,942)	97,674	—	(334,565)	(1,425,044)
Options[1]	(387,713)	(626)	—	(185,717)	(158,320)
Foreign currency exchange contracts:
Foreign currency transactions	(61,433)	(250,893)	$(21)	(36,815)	7,249
Financial futures contracts	(805)			(402)
Swaps	—	(896)	—	—	—
Options[1]	(38,718)	(66,390)	—	(12,603)	—
Credit contracts:
Swaps	205,649	(117,570)	261,356	84,893	—
Options[1]	22,734	—	—	—	—
Equity contracts:
Financial futures contracts	—	(1,074,869)	(96,133)	—	—
Swaps	(972)	75,051	—	—	—
Options[1]	—	(1,342,788)	—	—	—
Other contracts:
Swaps	—	—	—	—	—
Options[1]	—	—	—	—	—
Total	$(1,841,933)	$(2,681,350)	$165,202	$(756,234)	$(1,799,279)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$454,710	—	—	$(165,063)	$(199,534)
Swaps	169,571	$452	—	(80,954)	801,087
Options[1]	269,677	4,607	—	154,240	101,325
Foreign currency exchange contracts:
Foreign currency translations	(238,200)	(5,752)	$78	(86,876)	—
Swaps	—	(561)	—	—	—
Options[1]	37,599	(74,771)	—	14,668	—
Credit contracts:
Swaps	(430,987)	(1,323)	(40,478)	(209,036)	—
Options[1]	(38,495)			(32,350)
Equity contracts:
Financial futures contracts	—	48,288	—	—	—
Swaps	—	4,548	—	—	—
Options[1]	—	61,079	—	—	—
Other contracts:
Swaps	(33,354)	—	—	(12,946)	(16,753)
Options[1]	—	—	—	—	—
Total	$190,521	$36,567	$(40,400)	$(418,317)	$686,125

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	320	5	—	126	129
Average number of contracts sold	359	54	10	147	108
Average notional value of contracts purchased	$64,974,905	$271,560	—	$25,315,502	$30,082,230
Average notional value of contracts sold	$68,652,637	$4,247,669	$714,810	$27,580,458	$13,943,669
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5	59	1	5	—
Average number of contracts — US dollars sold	1	18	—	1	—
Average US dollars amounts purchased	$6,242,333	$21,176,808	$14,593	$2,415,784	—
Average US dollars amounts sold	$1,352,481	$7,840,389	—	$466,302	—
Options:
Average number of option contracts purchased	122	1,156,557	—	50	16
Average number of option contracts written	89	90,479	—	37	19
Average notional value of option contracts purchased	$5,834,391	$80,608,851	—	$2,373,110	39,375
Average notional value of option contracts written	$8,587,828	$26,308,282	—	$3,511,000	42,125
Average number of swaption contracts purchased	6	1	—	6	6
Average number of swaption contracts written	9	1	—	9	13
Average notional value of swaption contracts purchased	$13,134,081	$764,303	—	$5,389,069	$10,925,000
Average notional value of swaption contracts written	$17,750,000	$1,521,297	—	$7,275,000	$14,900,000
Structured options:
Average number of units	—	1,077	—	—	—
Average notional value	—	$314,394	—	—	—
Credit default swaps:
Average number of contracts — buy protection	5	1	4	5	—
Average number of contracts — sell protection	11	1	1	11	—
Average notional value — buy protection	$3,860,842	$589,756	$67,500	$1,659,853	—
Average notional value — sell protection	$3,542,538	$586,132	$37,656	$1,465,425	—
Interest rate swaps:
Average number of contracts — pays fixed rate	10	1	—	11	8
Average number of contracts — receives fixed rate	4	6	—	3	6
Average notional value — pays fixed rate	$28,445,121	$1,672,350	—	$10,371,044	$20,320,000
Average notional value — receives fixed rate	$3,300,000	$16,940,919	—	$1,350,000	$4,300,000
Cross-currency swaps:
Average number of contracts — pays fixed rate	—	—	—	—	—
Average number of contracts — receives fixed rate	—	—	—	—	—
Average notional value — pays fixed rate	—	—	—	—	—
Average notional value — receives fixed rate	—	—	—	—	—
Total return swaps:
Average number of contracts	3	2	—	3	1
Average notional value	$2,371,362	$277,310	—	$941,621	$550,000

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	109

Notes to Financial Statements (continued)

3.	Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, the Portfolios pay the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the eight combined Portfolios at the following annual rates:

Average Daily Net Assets of the Eight Combined Portfolios	Investment Advisory Fee
First $250 Million	0.50%
$250 Million – $300 Million	0.45%
$300 Million – $400 Million	0.40%
$400 Million – $800 Million	0.35%
Greater than $800 Million	0.30%

The portion of the assets of a Portfolio to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager, for BlackRock Global Allocation Portfolio, provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the BlackRock Global Allocation Portfolio pays the Manager based on its net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock High Yield Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Total Return Portfolio	BFM
BlackRock U.S. Government Bond Portfolio	BFM

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor, for services it provides, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Portfolios’ business, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of Independent Directors.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock High Yield Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%
BlackRock U.S. Government Bond Portfolio	0.50%

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

The following Portfolios had waivers that are included in fees waived by Manager in the Statements of Operations. For the year ended December 31, 2012, the amounts were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$11,731
BlackRock Capital Appreciation Portfolio	$524
BlackRock Global Allocation Portfolio	$31,727
BlackRock High Yield Portfolio	$115,270
BlackRock Large Cap Core Portfolio	$8,398
BlackRock Total Return Portfolio	$171,292
BlackRock U.S. Government Bond Portfolio	$89,049

In addition the following Portfolios had expense reimbursements that are included in other expenses reimbursed in the Statements of Operations. For the year ended December 31, 2012, the amounts were as follows:

BlackRock High Yield Portfolio	$10,208
BlackRock Total Return Portfolio	$4,588

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the BlackRock Money Market Portfolio to maintain minimum levels of daily net investment income. These amounts of $282,287 and $20,060 are shown in the Statements of Operations as fees waived by Manager and transfer agent fees reimbursed, respectively. The Manager may discontinue this waiver and reimbursement at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with certain Portfolios’ investment in other affiliated investment companies, if any. These amounts are included as fees waived by Manager in the Statements of Operations. For the year ended December 31, 2012, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$2,060
BlackRock Capital Appreciation Portfolio	$769
BlackRock Global Allocation Portfolio	$144
BlackRock High Yield Portfolio	$1,111
BlackRock Large Cap Core Portfolio	$550
BlackRock U.S. Government Bond Portfolio	$11,512

For the year ended December 31, 2012, each Portfolio reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$5,599
BlackRock Capital Appreciation Portfolio	$1,630
BlackRock Global Allocation Portfolio	$2,978
BlackRock High Yield Portfolio	$522
BlackRock Large Cap Core Portfolio	$1,712
BlackRock Money Market Portfolio	$2,193
BlackRock Total Return Portfolio	$904
BlackRock U.S. Government Bond Portfolio	$1,210

The Fund, on behalf of Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Portfolios, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Portfolios with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Portfolio shareholders serviced by the Service Organization. For the year ended December 31, 2012, the Portfolios did not pay any amounts to affiliates in return for these services. However, the Manager has voluntarily agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

BlackRock Balanced Capital Portfolio	0.04%
BlackRock Capital Appreciation Portfolio	0.04%
BlackRock Global Allocation Portfolio	0.04%
BlackRock High Yield Portfolio	0.05%
BlackRock Large Cap Core Portfolio	0.04%
BlackRock Money Market Portfolio	0.02%
BlackRock Total Return Portfolio	0.05%
BlackRock U.S. Government Bond Portfolio	0.05%

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	111

Notes to Financial Statements (continued)

This voluntary reimbursement may be reduced or discontinued at any time without notice. These amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations. For the year ended December 31, 2012, the amounts reimbursed were as follows:

BlackRock Balanced Capital Portfolio	$350,300
BlackRock Capital Appreciation Portfolio	$85,287
BlackRock Global Allocation Portfolio	$189,613
BlackRock High Yield Portfolio	$30,055
BlackRock Large Cap Core Portfolio	$104,601
BlackRock Money Market Portfolio	$61,621
BlackRock Total Return Portfolio	$55,633
BlackRock U.S. Government Bond Portfolio	$72,440

The Fund, on behalf of the Portfolios, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2012, BIM received securities lending agent fees related to securities lending activities as follows:

BlackRock Capital Appreciation Portfolio	$72,564
BlackRock Global Allocation Portfolio	$582
BlackRock Large Cap Core Portfolio	$68,143

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$2,115,955,077	$2,142,054,277
BlackRock Capital Appreciation Portfolio	$81,986,669	$99,811,425
BlackRock Global Allocation Portfolio	$87,535,619	$118,363,615
BlackRock High Yield Portfolio	$53,049,528	$49,499,869
BlackRock Large Cap Core Portfolio	$177,203,054	$195,330,607
BlackRock Total Return Portfolio	$708,722,615	$704,985,256
BlackRock U.S. Government Bond Portfolio	$1,213,698,926	$1,218,741,838

Purchases and sales of US government securities for the Portfolios for the year ended December 31, 2012, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$611,503,287	$624,333,590
BlackRock Global Allocation Portfolio	$16,816,511	$22,900,841
BlackRock Total Return Portfolio	$250,919,168	$256,177,276
BlackRock U.S. Government Bond Portfolio	$331,644,749	$339,070,034

For the year ended December 31, 2012, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$553,625,230	$568,655,205
BlackRock Total Return Portfolio	$218,299,313	$224,055,957
BlackRock U.S. Government Bond Portfolio	$371,457,719	$372,074,418

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

Transactions in options written for the year ended December 31, 2012, were as follows:

	Calls			Puts
BlackRock Balanced Capital Portfolio	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$7,100	$169,370	—	$8,919	$192,104
Options written	267	23,700	494,222	758	56,300	872,842
Options exercised	(8)	(4,600)	(41,125)	—	—	—
Options expired	(122)	—	(5,765)	(257)	(11,219)	(141,489)
Options closed	(137)	(26,200)	(616,702)	(501)	(52,300)	(891,700)
Outstanding options, end of year	—	—	—	—	$1,700	$31,757

	Calls			Puts
BlackRock Global Allocation Portfolio	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	75,894	—	$646,012	162,725	JPY 124,318	$629,295
Options written	124,906	EUR 3,410	1,039,857	81,165	EUR 3,410	1,656,472
Options exercised	(3,476)	—	(96,032)	(180)	—	(17,962)
Options expired	(62,983)	—	(145,346)	(84,252)	—	(311,851)
Options closed	(103,276)	(1,370)	(1,133,567)	(141,703)	EUR (3,410)	(1,499,346)
Outstanding options, end of year	31,065	EUR 2,040	$310,924	17,755	JPY 124,318	$456,608

As of December 31, 2012, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $5,309,818.

	Calls			Puts
BlackRock Total Return Portfolio	Contracts	Notional (000)	Premiums Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning year	—	$4,100	$106,305	—	$4,809	$115,164
Options written	110	8,900	180,347	309	21,800	332,181
Options exercised	(3)	(2,000)	(17,808)	—	—	—
Options expired	(51)	—	(2,410)	(102)	(4,609)	(57,274)
Options closed	(56)	(11,000)	(266,434)	(207)	(21,300)	(376,992)
Outstanding options, end of year	—	—	—	—	$700	$13,079

	Calls			Puts
BlackRock U.S. Government Bond Portfolio	Contracts	Notional (000)	Premium Received	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$2,600	$109,450	—	$2,600	$109,450
Options written	88	11,000	230,758	173	37,500	446,054
Options exercised	(4)	—	(610)	—	—	—
Options expired	(63)	—	(2,977)	(29)	(4,800)	(40,713)
Options closed	(21)	(10,200)	(288,775)	(144)	(29,900)	(414,115)
Outstanding options, end of year	—	$3,400	$47,846	—	$5,400	$100,676

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	113

Notes to Financial Statements (continued)

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities, the sale of stock of passive foreign investment companies by the Portfolio, distributions in excess of taxable income, and the reclassification of distributions were reclassified to the following accounts:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Paid-in capital	—	—	$(630,081)	—	—	—	—
Undistributed (distributions in excess of) net investment income	$(314,897)	$(4)	$(125,413)	$82,757	$109	$(139,481)	$(197,885)
Undistributed net realized gain (accumulated net realized loss)	$314,897	$4	$755,494	$(82,757)	$(109)	$139,481	$197,885

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Ordinary income	12/31/2012	$11,476,925	$1,541,561	$3,750,010	$3,317,575	$2,622,450	$4,622	$2,989,170	$5,080,432
	12/31/2011	13,880,759	1,000,004	18,129,177	3,564,140	2,012,381	1,390	3,746,655	3,629,485
Long-term capital gains	12/31/2012	—	—	—	—	—	—	—	25,587
	12/31/2011	—	—	4,779,692	—	—	—	—	451,681
Total	12/31/2012	$11,476,925	$1,541,561	$3,750,010	$3,317,575	$2,622,450	$4,622	$2,989,170	$5,106,019
	12/31/2011	$13,880,759	$1,000,004	$22,908,869	$3,564,140	$2,012,381	$1,390	$3,746,655	$4,081,166

As of December 31, 2012, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Undistributed ordinary income	$540,708	$15,660	$633,771	$129,821	$109,534	$363	—	$253,919
Capital loss carryforwards	(24,035,545)	(24,472,455)	(9,727,783)	(6,758,210)	(22,200,859)	—	$(4,536,438)	—
Net unrealized gains[1]	35,795,644	23,534,508	7,201,721	1,266,323	15,130,761	—	2,460,014	634,268
Qualified late-year losses[2]	(381,646)	—	—	—	(352,227)	—	—	(78,339)
Total	$11,919,161	$(922,287)	$(1,892,291)	$(5,362,066)	$(7,312,791)	$363	$(2,076,424)	$809,848

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.
[2]	The Portfolio has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.
114	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

As of December 31, 2012, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
2013	—	—	—	$336,128	—	—
2014	—	—	—	664,870	—	—
2016	—	—	—	2,675,598	—	—
2017	$24,035,545	$24,472,455	—	3,081,614	$22,200,859	$4,160,952
No expiration date[1]	—	—	$9,727,783	—	—	375,486
Total	$24,035,545	$24,472,455	$9,727,783	$6,758,210	$22,200,859	$4,536,438

[1]	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2012, the Portfolios listed below utilized the following amounts of their respective capital loss carryforward:

BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
$22,364,282	$4,876,348	$1,638,964	$10,029,503	$1,949,245

As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Tax cost	$583,450,037	$112,692,880	$262,512,642	$48,643,521	$135,655,373	$127,806,357	$156,200,080
Gross unrealized appreciation	$40,601,552	$26,095,485	$22,453,592	$2,409,421	$16,962,114	$3,357,701	$1,036,674
Gross unrealized depreciation	(4,481,559)	(2,560,977)	(14,391,872)	(1,143,706)	(1,831,353)	(631,559)	(590,285)
Net unrealized appreciation	$36,119,993	$23,534,508	$8,061,720	$1,265,715	$15,130,761	$2,726,142	$446,389

6. Borrowings:

The Fund, on behalf of the Portfolios (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2012. The Portfolios did not borrow under the credit agreement during the year ended December 31, 2012.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	115

Notes to Financial Statements (continued)

For the year ended December 31, 2012, the average amount of transactions considered as borrowings, which include reverse repurchase agreements and treasury roll transactions, and the daily weighted average interest rates were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$33,471,150	0.15%
BlackRock Total Return Portfolio	$13,401,212	0.14%
BlackRock U.S. Government Bond Portfolio	$1,055,251	0.08%

7. Commitments:

Certain Portfolios may invest in floating rate loan interests. In connection with these investments, the Portfolios may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2012, the BlackRock High Yield Portfolio had outstanding bridge loan commitments of $850,000. In connection with either of these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of December 31, 2012, none of the Portfolios had any unfunded floating rate loans interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of December 31, 2012, BlackRock Capital Appreciation Portfolio and BlackRock Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolios and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Portfolio’s investments.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision

116	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Notes to Financial Statements (continued)

not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries. As of December 31, 2012, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Foreign Agency Obligations	11%
Oil, Gas & Consumable Fuels	9
US Treasury Obligations	7
Commercial Banks	5
Capital Markets	5
Pharmaceuticals	5
Other[1]	58

[1]	All other industries held were each less than 5% of long-term investments.

Certain obligations held by BlackRock Money Market Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. BlackRock Money Market Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

9. Capital Share Transactions:

Transactions in capital shares were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
Year Ended December 31, 2012	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	111,726	$1,725,730	67,077	$1,873,240	378,073	$5,550,573	4,084,370	$21,544,726
Shares issued to shareholders in reinvestment of dividends	742,513	11,476,925	54,711	1,541,561	250,669	3,750,010	627,530	3,327,103
Shares redeemed	(3,702,145)	(56,650,197)	(790,038)	(22,020,752)	(2,491,583)	(36,472,114)	(4,905,098)	(25,977,147)
Net decrease	(2,847,906)	$(43,447,542)	(668,250)	$(18,605,951)	(1,862,841)	$(27,171,531)	(193,198)	$(1,105,318)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Year Ended December 31, 2012	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	111,693	$2,307,315	56,482,113	$56,482,113	453,985	$5,276,332	538,033	$6,248,553
Shares issued to shareholders in reinvestment of dividends and distributions	127,475	2,622,450	4,622	4,622	262,688	3,052,511	451,688	5,156,254
Shares redeemed	(965,569)	(19,668,559)	(88,200,670)	(88,200,670)	(1,092,367)	(12,723,359)	(1,496,934)	(17,362,803)
Net decrease	(726,401)	$(14,738,794)	(31,713,935)	$(31,713,935)	(375,694)	$(4,394,516)	(507,213)	$(5,957,996)

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
Year Ended December 31, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	277,375	$3,971,923	150,435	$4,257,123	8,791,767	$139,036,622	3,824,499	$19,656,920
Shares issued to shareholders in reinvestment of dividends and distributions	964,706	13,880,759	39,526	1,000,004	1,656,462	22,908,869	695,296	3,685,053
Shares redeemed	(4,085,628)	(59,715,617)	(1,290,706)	(33,934,978)	(22,561,316)	(347,710,404)	(5,269,816)	(27,522,375)
Net decrease	(2,843,547)	$(41,862,935)	(1,100,745)	$(28,677,851)	(12,113,087)	$(185,764,913)	(750,021)	$(4,180,402)

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	117

Notes to Financial Statements (concluded)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
Year Ended December 31, 2011	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	228,552	$4,449,492	68,861,880	$68,861,880	381,327	$4,301,389	1,044,072	$11,942,912
Shares issued to shareholders in reinvestment of dividends and distributions	107,039	2,012,381	1,390	1,390	335,966	3,777,194	362,995	4,133,633
Shares redeemed.	(1,101,900)	(21,214,846)	(89,712,558)	(89,712,558)	(1,253,064)	(14,066,616)	(2,324,120)	(26,535,762)
Net decrease	(766,309)	$(14,752,973)	(20,849,288)	$(20,849,288)	(535,771)	$(5,988,033)	(917,053)	$(10,459,217)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

118	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the “Series”), comprising the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio, an additional portfolio of the Series, as of December 31, 2012, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period ended December 31, 2012, and the financial highlights for the year ended December 31, 2008. These financial statements and financial highlights, including the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the BlackRock Global Allocation Portfolio as of December 31, 2012, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended, the consolidated financial highlights for each of the four years in the period ended December 31, 2012, and the financial highlights for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2013

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	119

Officers and Directors

Independent Directors1

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2000
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical global technology commercialization company) from 2001 to 2007.
				29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				29 RICs consisting of 83 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.
				29 RICs consisting of 83 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.
				29 RICs consisting of 83 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

120	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Independent Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.
				29 RICs consisting of 83 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.
				29 RICs consisting of 83 Portfolios	None

[1]	Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.
[2]	Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	121

Interested Directors3

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				29 RICs consisting of 83 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 278 Portfolios	None

[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Interested Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
122	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Fund Officers1

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1]	Officers of the Fund serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor

BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

Custodian

The Bank of New York Mellon2
New York, NY 10286

Brown Brothers Harriman & Co.3
Boston, MA 02109

[2]	For all Portfolios except BlackRock Global Allocation Portfolio.
[3]	For BlackRock Global Allocation Portfolio.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02110

Distributor

BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	123

Additional Information

Availability of Quarterly Schedule of Investments

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

124	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2012	125

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

#Series8-12/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$32,900	$30,900	$2,500	$0	$14,850	$14,350	$0	$0
BlackRock Capital Appreciation Portfolio	$24,000	$23,600	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Global Allocation Portfolio	$27,500	$27,500	$2,500	$0	$30,350	$29,850	$0	$0
BlackRock High Yield Portfolio	$29,200	$28,000	$2,500	$0	$9,450	$8,950	$0	$0
BlackRock Large Cap Core Portfolio	$23,000	$22,600	$2,500	$0	$12,350	$12,350	$0	$0
BlackRock Money Market Portfolio	$21,400	$21,300	$2,500	$0	$9,100	$9,100	$0	$0
BlackRock Total Return Portfolio	$35,000	$30,000	$2,500	$0	$13,750	$13,250	$0	$0
BlackRock U.S. Government Bond Portfolio	$41,300	$37,800	$2,500	$0	$14,600	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”)
2

and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable

3

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$17,350	$14,350
BlackRock Capital Appreciation Portfolio	$14,850	$12,350
BlackRock Global Allocation Portfolio	$32,850	$29,850
BlackRock High Yield Portfolio	$11,950	$8,950
BlackRock Large Cap Core Portfolio	$14,850	$12,350
BlackRock Money Market Portfolio	$11,600	$9,100
BlackRock Total Return Portfolio	$16,250	$13,250
BlackRock U.S. Government Bond Portfolio	$17,100	$14,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
4

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto
(a)(3) Not Applicable
(b) Certifications – Attached hereto
5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 28, 2013

6